EXECUTION TEXT

TRUST INDENTURE

dated as of June 8, 2007

among

ACS 2007-1 LIMITED,

as the Issuer

ACS AIRCRAFT FINANCE IRELAND 2 LIMITED,

as the Guarantor

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Cash Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Trustee and the Drawing Agent

HSH NORDBANK AG, NEW YORK BRANCH,

as the Initial Credit Facility Provider

and

FINANCIAL GUARANTY INSURANCE COMPANY,

as the Policy Provider

- ii -

Section 13.10	Jurisdiction	160
Section 13.11	Counterparts	161
Section 13.12	Table of Contents, Headings, Etc.	161
Section 13.13	Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations	161

Schedules

Schedule 1	-	Initial Aircraft
Schedule 2	-	ACS Bermuda Subsidiaries
Schedule 3	-	Minimum Target Principal Balance
Schedule 4	-	Note Pool Factors
Schedule 5	-	Extended Note Pool Factors
Schedule 6	-	Initial Leases – Current War Risk Coverage Amounts
Schedule 7	-	Aircraft With Assumed Useful Life of 30 Years

Exhibits

Exhibit A-1	-	Form of Class A Floating Rate Note
Exhibit A-2	-	Form of Class A Fixed Rate Note
Exhibit B	-	Intentionally Omitted
Exhibit C	-	Concentration Limits
Exhibit D	-	Insurance Provisions
Exhibit E	-	Form of Monthly Report to Each Holder
Exhibit F	-	Core Lease Provisions
Exhibit G	-	Compliance Certificate

This TRUST INDENTURE, dated as of June 8, 2007 (this “Indenture”), is made among ACS 2007-1 LIMITED, a Bermuda exempted company (the “Issuer”), ACS AIRCRAFT FINANCE IRELAND 2 LIMITED, an Irish public limited liability company (the “Guarantor”), DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Cash Manager, DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the person accepting appointment as the Trustee under this Indenture, FINANCIAL GUARANTY INSURANCE COMPANY, a New York stock insurance company (the “Policy Provider”) and HSH NORDBANK AG, NEW YORK BRANCH, a corporation organized under the laws of Germany (the “Initial Credit Facility Provider”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Drawing Agent (the “Drawing Agent”).

The parties to this Indenture hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. For purposes of this Indenture, the following terms shall have the meanings indicated below:

“Acceleration” means, with respect to the principal, interest and other amounts payable in respect of the Securities, such amounts becoming immediately due and payable by declaration or otherwise. “Accelerate,” “Accelerated” and “Accelerating” have meanings correlative to the foregoing.

“Acceleration Default” means any Event of Default of the type described in Section 4.01(e) or 4.01(f) hereof.

“Account” means any or, in its plural form, all of the accounts established pursuant to Section 3.01(a) hereof and any ledger accounts and ledger subaccounts maintained therein in accordance with this Indenture.

“Accrual Period” means, as to each subclass of ACS Group Securities, each of the following periods: the period commencing on (and including) the relevant Closing Date and ending on (but excluding) the first Payment Date thereafter and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the next succeeding Payment Date; provided that the final Accrual Period with respect to any subclass of ACS Group Securities shall end on but exclude the date such subclass of ACS Group Securities is repaid in full. Account balances with respect to each Accrual Period ending on a Payment Date shall be determined by reference to the balances of funds on deposit in the Accounts as of the close of business on the Calculation Date immediately preceding such Payment Date.

“Accrued Senior Interest” means, with respect to the Certificates, as of any date of determination, all amounts of accrued and unpaid interest on the Certificates at the Stated Rate of Interest for the Certificates.

“Acquisition Agreements” means the Purchase Agreement and any agreements pursuant to which Additional Aircraft (or related Aircraft Interest) are acquired.

“Acquisition Date” means, with respect to any Aircraft Interest (and the ACS Group Aircraft subject to that Aircraft Interest), the Delivery Date with respect to such ACS Group Aircraft.

“ACS Bermuda Group” means, collectively, the Issuer and each ACS Bermuda Subsidiary.

“ACS Bermuda Group Member” means the Issuer or an ACS Bermuda Subsidiary, as applicable.

“ACS Bermuda Subsidiary” means each subsidiary of the Issuer (including each trust of which the Issuer or another ACS Bermuda Subsidiary is the holder of the beneficial interest) listed on Schedule 2 hereto and any other subsidiary (including any such trust) of the Issuer.

“ACS Group” means, collectively, the ACS Ireland Group and the ACS Bermuda Group.

“ACS Group Acquisition Agreements” means, collectively, the Acquisition Agreements and the Guarantor Acquisition Agreements.

“ACS Group Additional Aircraft” means, collectively, the Additional Aircraft and the Guarantor Additional Aircraft.

“ACS Group Additional Securities” means, collectively, the Additional Securities and the Guarantor Additional Securities.

“ACS Group Aircraft” means, collectively, the Aircraft and the Guarantor Aircraft.

“ACS Group Aircraft Agreement” means an Aircraft Agreement or a Guarantor Aircraft Agreement, as applicable.

“ACS Group Aircraft Conversion” means an Aircraft Conversion or a Guarantor Aircraft Conversion, as applicable.

“ACS Group Class A Securities” means, collectively, the Class A Securities and the Guarantor Class A Securities.

“ACS Group Class A Security Portion” means, as of any date of determination, a fraction the numerator of which is the Initial Outstanding Balance of the ACS Group Initial Class A Securities and the denominator of which is the aggregate Initial Appraised Values of all of the ACS Group Initial Aircraft.

“ACS Group Conversion Payments” means, collectively, Conversion Payments and Guarantor Conversion Payments.

“ACS Group Fixed Rate Securities” means, collectively, the Fixed Rate Securities and the Guarantor Fixed Rate Securities.

“ACS Group Floating Rate Securities” means, collectively, the Floating Rate Securities and the Guarantor Floating Rate Securities.

“ACS Group Initial Aircraft” means, collectively, the Initial Aircraft and the Guarantor Initial Aircraft.

“ACS Group Initial Class A Securities” means, collectively, the Initial Class A Securities and the Guarantor Class A Securities.

“ACS Group Initial Leases” means, collectively, the Initial Leases and the Guarantor Initial Leases

“ACS Group Initial Securities” means, collectively, the Initial Securities and the Guarantor Initial Securities.

“ACS Group Leases” means, collectively, the Leases and the Guarantor Leases.

“ACS Group Members” means, collectively, the ACS Bermuda Group Members and the ACS Ireland Group Members.

“ACS Group Modification Payments” means, collectively, Modification Payments and Guarantor Modification Payments.

“ACS Group Portfolio” means, as of any date of determination, all ACS Group Aircraft owned by the ACS Group as of such date.

“ACS Group Purchase Agreements” means, collectively, the Purchase Agreement and the Guarantor Purchase Agreement.

“ACS Group Redemption Date” means a Redemption Date or a Guarantor Redemption Date, as applicable.

“ACS Group Refinancing” means a Refinancing or a Guarantor Refinancing, as applicable.

“ACS Group Refinancing Expenses” means, collectively, Refinancing Expenses and Guarantor Refinancing Expenses.

“ACS Group Refinancing Securities” means, collectively, the Refinancing Securities and the Guarantor Refinancing Securities.

“ACS Group Securities” means, collectively, the Securities and the Guarantor Securities.

“ACS Group Subclass A-1 Securities” means, collectively, the Subclass A-1 Securities and the Guarantor Subclass A-1 Securities.

“ACS Group Subsidiaries” means, collectively, the ACS Bermuda Subsidiaries and the ACS Ireland Subsidiaries.

“ACS Ireland Group” means, collectively, the Guarantor and each ACS Ireland Subsidiary.

“ACS Ireland Group Member” means the Guarantor or an ACS Ireland Subsidiary, as applicable.

“ACS Ireland Subsidiary” means each subsidiary of the Guarantor (including each trust of which the Guarantor or another ACS Ireland Subsidiary is the holder of the beneficial interest) listed on Schedule 2 to the Guarantor Indenture and any other subsidiary (including any such trust) of the Guarantor.

“ACS Pass Through Trust” means the ACS 2007-1 Pass Through Trust formed pursuant to the Pass Through Trust Agreement.

“Act” has, with respect to any Holder, the meaning given to such term in Section 1.04(a) hereof.

“Additional Aircraft” means any aircraft and any related Engine acquired by any ACS Bermuda Group Member from a Seller or an Affiliate of a Seller, from another ACS Group Member or (upon receipt of a Rating Agency Confirmation with respect thereto) or from any other Person after the Initial Closing Date (other than any Initial Aircraft, Remaining Aircraft or Substitute Aircraft) (in any such case in accordance with the provisions hereof including obtaining the prior written consent of the Policy Provider and the Initial Credit Facility Provider) including any Aircraft acquired by way of a contribution but excluding any such Aircraft after it has been sold or disposed of by way of a completed Aircraft Sale.

“Additional Issuance” has the meaning given to such term in Section 2.12 hereof.

“Additional Lease” means, with respect to each Additional Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Additional Aircraft on the relevant Closing Date.

“Additional Premium” has the meaning given to such term in the Policy Fee Letter.

“Additional Securities” means any Securities of any subclass of the Class A Securities (other than the Initial Class A Securities) issued pursuant to this Indenture.

“Administrative Agency Agreement” means the Administrative Agency Agreement dated as of the Initial Closing Date among the Administrative Agent, the Trustees, the Security Trustee, the Issuers and the Policy Provider.

“Administrative Agent” means the Person acting, at the time of determination, in the capacity of the administrative agent of the Issuers and the ACS Group Subsidiaries under the Administrative Agency Agreement or any replacement agreement therefor. The initial Administrative Agent is Aircastle Advisor LLC.

“Affiliate” has the meaning given to such term in Section 5.02(b) hereof.

“Aggregate Minimum Principal Payment Amount” means, for any Payment Date, the sum of (x) the aggregate unpaid Minimum Principal Payment Amount, if any, with respect to the previous Payment Dates (less any Allocable Principal Conversion Amounts transferred to the Aircraft Conversion Account in connection with one or more Conversion Elections) plus (y) the Minimum Principal Payment Amount for such Payment Date.

“Agreed Currency” has the meaning given to such term in Section 13.07(a) hereof.

“Agreed Value Payment” means a payment to be made by or on behalf of a Lessee under an ACS Group Lease upon or following a Total Loss of an ACS Group Aircraft with respect to such Total Loss.

“Aircastle Entity” means, collectively, the Remarketing Servicers, the Administrative Agent, the Bermudian Seller and any other Aircastle Related Entity (other than any ACS Group Member).

“Aircastle Related Entity” means Aircastle Limited, any Shareholder or any Affiliate of any such Person.

“Aircraft” means, collectively, the Initial Aircraft (or related Aircraft Interest) and the Additional Aircraft (or related Aircraft Interest).

“Aircraft Agreement” means any lease, sublease, conditional sale agreement, finance leases, hire purchase agreement or other agreement (other than an agreement relating to maintenance, modification or repairs) or any purchase option granted to a Person (other than a Purchase Option granted to an ACS Bermuda Group Member) to purchase an Aircraft, in each case pursuant to which any Person acquires or is entitled to acquire legal title, or the economic benefits of ownership of, such Aircraft.

“Aircraft Allocation Amount”, with respect to each ACS Group Aircraft, has the meaning given to such term in the applicable ACS Group Purchase Agreement for such ACS Group Aircraft or, with respect to any ACS Group Additional Aircraft, the meaning given to that or any comparable term in the relevant ACS Group Acquisition Agreement for such ACS Group Additional Aircraft.

“Aircraft Assets Related Documents” means all ACS Group Leases and related documents and other contracts and agreements including any side letters, assignments of warranties or option agreements of ACS Group Members the terms of which relate to or affect any of the ACS Group Aircraft.

“Aircraft Conversion” has the meaning given to such term in Section 5.02(i) hereof.

“Aircraft Conversion Account” has the meaning given to such term in Section 3.01(a) hereof.

“Aircraft Interest” means (a) the Ownership Interest or Guarantor Ownership Interest in any Person, including without limitation a trust, that owns an ACS Group Aircraft or (b) the Ownership Interest or Guarantor Ownership Interest in any Person that holds, directly or indirectly, the interest referred to in clause (a) above. The acquisition or disposition of all of the Aircraft Interest with respect to an ACS Group Aircraft constitutes, respectively, the acquisition or disposition of that ACS Group Aircraft.

“Aircraft Purchase Account” has the meaning given to such term in Section 3.01(a) hereof.

“Aircraft Purchase Price”, with respect to any ACS Group Initial Aircraft, means the “Purchase Price” (as defined in the applicable Purchase Agreement or the Guarantor Purchase Agreement, as applicable) for the entity owning such ACS Group Initial Aircraft or, with respect to any ACS Group Additional Aircraft, the meaning given to that or any comparable term in the ACS Group Acquisition Agreement pursuant to which such ACS Group Aircraft is acquired by an ACS Group Member.

“Aircraft Sale” means any sale or other disposition of any ACS Group Aircraft, including by reason of such ACS Group Aircraft suffering a Total Loss.

“Allocable Equity Conversion Amount” means, for any Payment Date, with respect to any ACS Group Aircraft Conversion, the difference, if positive, between (A) the applicable ACS Group Conversion Payment and (B) the Allocable Principal Conversion Amount for such ACS Group Conversion Payment.

“Allocable Principal Conversion Amount” means, for any Payment Date, with respect to any ACS Group Aircraft Conversion, the product of the ACS Group Class A Security Portion and the applicable ACS Group Conversion Payment.

“Allowed Restructuring” has the meaning given to such term in Section 5.02(e) hereof.

“Annual Report” has the meaning given to such term in Section 2.15(a) hereof.

“Applicable Allocation Percentage” means, in the case of (i) the Holders of the Class E Securities, a fraction, the numerator of which is the aggregate Assumed Base Values of the ACS Group Aircraft owned by the ACS Ireland Group and the denominator of which is the aggregate Assumed Base Values of the ACS Group Aircraft in the ACS Group Portfolio and (ii) the Shareholders, a fraction, the numerator of which is the aggregate Assumed Base Values of the ACS Group Aircraft owned by the ACS Bermuda Group and the denominator of which is the aggregate Assumed Base Values of the ACS Group Aircraft in the ACS Group Portfolio.

“Applicable Aviation Authority” means, in relation to any Aircraft, each governmental or regulatory authority that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft in the State of Registration of such Aircraft.

“Applicable Governmental Program” has the meaning given to such term in Exhibit D hereto.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or the Aircraft owned or operated by it or as to which it has a contractual responsibility.

“Applicable Regulations” has the meaning given to such term in Section 13.13 hereof.

“applicants” has the meaning given to such term in Section 6.14(b) hereof.

“Appraiser” means any independent appraiser that is a member of the International Society of Transport Aircraft Trading or any similar organization.

“Assumed Base Value” means, with respect to any Payment Date, for any ACS Group Aircraft, the product of (a) the Initial Appraised Value of such ACS Group Aircraft (or, in the case of any ACS Group Aircraft with respect to which an ACS Group Aircraft Conversion has been completed, the sum of the Assumed Base Value for such ACS Group Aircraft as of the Payment Date immediately succeeding the completion of such ACS Group Aircraft Conversion (assuming such ACS Group Aircraft Conversion shall not have occurred) plus the aggregate amount of the Conversion Payments made in respect of such ACS Group Aircraft) and (b) the quotient obtained by dividing the Depreciation Factor applicable to such ACS Group Aircraft on the Calculation Date related to such Payment Date by the Depreciation Factor applicable to such ACS Group Aircraft on the relevant Closing Date (or, in the case of any ACS Group Aircraft with respect to which an ACS Group Aircraft Conversion has been completed, on the Payment Date immediately succeeding the completion of such ACS Group Aircraft Conversion).

“Assumed Monthly Depreciation” means, with respect to any Payment Date (a “Current Payment Date”), the sum of the amount, with respect to each ACS Group Aircraft in the ACS Group Portfolio as of the Calculation Date preceding the preceding Payment Date (a “Preceding Payment Date”) (not including any ACS Group Aircraft acquired by way of a contribution), obtained by subtracting (x) the Assumed Base Value of such ACS Group Aircraft with respect to such Current Payment Date from (y) the Assumed Base Value of such ACS Group Aircraft with respect to such Preceding Payment Date (or if such Current Payment Date is the initial Payment Date, the Initial Closing Date), provided that, except when determining Assumed Monthly Depreciation for the purposes of calculating DSCR, if an Aircraft Sale or a Non-Delivery Event has occurred with respect to any such ACS Group Aircraft after the Calculation Date preceding such Preceding Payment Date (or the Initial Closing Date, as applicable), the Assumed Base Value for the purpose of such calculation of such ACS Group Aircraft with respect to such Current Payment Date shall be deemed to be zero.

“Assumed Portfolio Value” means, with respect to any Payment Date and for all ACS Group Aircraft in the ACS Group Portfolio (not including any ACS Group Aircraft acquired by way of a contribution), the sum of the product of, with respect to each ACS Group Aircraft in the ACS Group Portfolio on the Calculation Date preceding such Payment Date, (a) the Initial Appraised Value of such ACS Group Aircraft and (b) the quotient obtained by dividing the Depreciation Factor applicable to such ACS Group Aircraft on such Calculation Date by the Depreciation Factor applicable to such ACS Group Aircraft on the relevant Closing Date.

“Authorized Agent” means, with respect to the Securities of any subclass, any authorized Paying Agent or Registrar for the Securities of such subclass.

“Available Amount” means, as of any date of determination, an amount equal to the Initial Credit Facility Amount less the aggregate amount of the Credit Facility Drawings theretofore made by the Initial Credit Facility Provider under the Initial Credit Facility, prior to such date, which has not been reimbursed as of such date; provided that, following a Downgrade Drawing, a Non-Extension Drawing or a Final Drawing, the Available Amount shall be zero.

“Available Collections” means, as of any Calculation Date, amounts on deposit in the Collections Account. The Available Collections with respect to any specific payment to be made therefrom shall be determined after giving effect to all payments, if any, having priority to such payment under Section 3.08 hereof.

“Available Holder Amount” has the meaning given to such term in Section 3.06(h) hereof.

“Available Minimum Principal Amount” has the meaning given to such term in Section 3.06(g) hereof.

“Avoidance Drawing” has the meaning given to such term in Section 3.14(e) hereof.

“Avoided Payment” means any amount paid or required to be paid in respect of any Certificates to a holder of such Certificates which is avoided under any applicable bankruptcy, insolvency, receivership or similar law in an insolvency proceeding by or against the Issuer, the Guarantor, any ACS Group Subsidiary, the Initial Credit Facility Provider or any other provider of an Eligible Credit Facility and, as a result of such an avoidance event, the Drawing Agent, the Pass Through Trustee or any holder of such Certificates is required to return all or any portion of such avoided payment made or to be made in respect of such Certificates (including any disgorgement from the holders of the Certificates resulting from any insolvency proceeding, whether such disgorgement is determined on a theory of preferential conveyance or otherwise).

“Back-Up Remarketing Servicer” means the Person acting, at the time of determination, in the capacity of the back-up remarketing servicer of the ACS Group under the

Back-Up Remarketing Services Agreement or any replacement agreement therefor. The initial Back-Up Remarketing Servicer is International Lease Finance Corporation.

“Back-Up Remarketing Services Agreement” means the Back-Up Remarketing Services Agreement dated as of the Initial Closing Date among the Issuers, the Back-Up Remarketing Servicer, the Administrative Agent and the Policy Provider.

“Base Value” means the value of an ACS Group Aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and with full consideration of the ACS Group Aircraft’s “highest and best use”, presuming an arm’s-length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing, adjusted to account for the maintenance status of such ACS Group Aircraft (with such assumptions as to use since the last reported status as may be reasonably stated in the appraisal setting forth such Base Value).

“Basic Terms Modification” has the meaning given to such term in Section 9.01 hereof.

“Bermudian Remarketing Servicer” means the Person acting, at the time of determination, in the capacity of the remarketing servicer under the Bermudian Remarketing Services Agreement. When the Bermudian Remarketing Services Agreement or the Back-Up Remarketing Services Agreement provides that the Back-Up Remarking Agent is to perform all or any part of the services called for by the Bermudian Remarketing Services Agreement in place of the Bermudian Remarketing Servicer, the terms “Bermudian Remarketing Servicer” and “Bermudian Remarketing Services Agreement” mean, as to such services, the Back-Up Remarketing Servicer and the Back-Up Remarketing Services Agreement. The initial Bermudian Remarketing Servicer is Aircastle Advisor LLC.

“Bermudian Remarketing Servicer’s Pro Forma Lease” has the meaning given to such term in Section 5.03(e) hereof.

“Bermudian Remarketing Services Agreement” means the Remarketing Services Agreement dated as of the Initial Closing Date among the Bermudian Remarketing Servicer, the Issuer, the Guarantor, the Policy Provider and the Administrative Agent.

“Bermudian Secretarial Services Provider” means the Person acting, at the time of determination, in the capacity of the local administrator of the Issuer under the local administration agreement with the Issuer dated as of the Initial Closing Date (or any successor agreement). The initial Bermudian Secretarial Services Provider is Codan Services Limited.

“Bermudian Seller” means Aircastle Investment Holdings 2 Limited.

“Board” means the board of directors of the Issuer.

“Board Resolution” means a copy of a resolution certified as having been duly adopted by the Board and being in full force and effect on the date of such certification.

“Business Day” means (i) a day on which commercial banks and foreign exchange markets are open in New York, New York, and, with respect to the determination or payment of interest on any Floating Rate Security, a day on which U.S. dollar deposits may be dealt in on the London inter-bank market and, with respect to payments to or withdrawals from the Non-Trustee Accounts, a day on which the financial institution at which such account is located is open for business or (ii) solely with respect to drawings under the Policy, any date other than a Saturday, a Sunday or a day on which (a) the fiscal agent under such Policy, at its office specified in the Policy, (b) the Policy Provider, at its office specified in such Policy, (c) commercial banking institutions in the cities in which the corporate trust office of the Trustee or (d) insurance companies in New York, New York are, in any such case, required or authorized by law or executive order to close; provided that, to the extent action is required of the Irish Paying Agent, Dublin, Ireland will also be considered in determining “Business Day” for purposes of determining when such Irish Security Paying Agent action is required.

“Calculation Date” means the sixth Business Day immediately preceding a Payment Date.

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town on 16 November 2001.

“Cash Collateral Account” means the Senior Cash Collateral Account and each other Eligible Credit Facility account established as an Account pursuant to Section 3.01(a) hereof. Neither the Issuer nor the Guarantor shall be deemed a provider of an Eligible Credit Facility with respect to any Cash Collateral Account.

“Cash Management Agreement” means the Cash Management Agreement dated as of the Initial Closing Date among the Cash Manager, the Trustees, the Security Trustee and the Issuers.

“Cash Management Services” means the services described in Section 2.01(a) of the Cash Management Agreement.

“Cash Manager” means the Person acting, at the time of determination, in the capacity of the cash manager under the Cash Management Agreement. The initial Cash Manager is Deutsche Bank Trust Company Americas.

“Certificate Account” means the account in the name of the Pass Through Trustee at the Operating Bank with respect to the Certificates.

“Certificates Purchase Agreement” means the Certificates Purchase Agreement dated as of June 1, 2007 among the Issuers, Aircastle Limited and Citigroup Global Markets Inc., on behalf of the Initial Purchasers.

“Certificates” means the Class G-1 Floating Rate Asset Backed Certificates Series 2007-1 issued by the ACS Pass Through Trust in the aggregate initial face amount of $1,170,000,000 including any certificates issued in replacement or substitution therefor and any refinancing certificate issued to refinance any such Certificate, in each case pari passu in order of payment priority with the Certificates.

“Charitable Trust” means the charitable trust established under the laws of Ireland which owns 100% of the issued shares of the Irish Parent.

“Charitable Trust Dividend” means, if the Administrative Agent has notified the Cash Manager that an annual dividend has been declared by the Guarantor Board, $1,500 per annum.

“Charitable Trustee” means the trustee of the Charitable Trust.

“Class A Note Target Price” means, as of any date of determination thereof and with respect to any Aircraft (not including any Aircraft acquired by way of a contribution), an amount equal to the product of the Designated Percentage with respect to such Aircraft and the then (determined after the intended application of Available Collections (but without taking into account any Net Sale Proceeds from the Aircaft Sale of such Aircraft) as of the next succeeding Payment Date) Pool Balance of the Certificates.

“Class A Securities” means, collectively, all Securities designated as a subclass of Class A, including the Initial Securities so designated (consisting of the Subclass A-1 Securities issued as of the Initial Closing Date), all Additional Securities, if any, so designated and all Refinancing Securities, if any, so designated, in each case, pursuant to this Indenture.

“Class E Securities” means, collectively, all Guarantor Securities designated as a subclass of Class E, including the Guarantor Initial Securities so designated (consisting of the Subclass E-1 Securities issued as of the Initial Closing Date), all Guarantor Additional Securities, if any, so designated and all Guarantor Refinancing Securities, if any, so designated.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.

“Closing Date” means in the case of (a) the ACS Group Initial Securities and the ACS Group Initial Aircraft, the Initial Closing Date or, in the case of Class E Securities issued in connection with a delivery of the Remaining Aircraft, the applicable Acquisition Date, (b) any ACS Group Refinancing Securities or ACS Group Additional Securities, the relevant date of issuance of such ACS Group Securities and (c) any ACS Group Additional Aircraft, the date of issuance of the ACS Group Additional Securities issued to finance the acquisition of such ACS Group Additional Aircraft.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning given to such term in the Security Trust Agreement.

“Collections” means without duplication (a) Rental Payments and all other amounts received by any ACS Group Member pursuant to any ACS Group Lease or Related Collateral Document, (b) amounts transferred from any Cash Collateral Account to the Collections Account pursuant to Section 3.01(p) hereof, (c) amounts received in respect of claims for damages or claims in respect of any breach of contract, (d) amounts received by an

ACS Group Member in connection with any Aircraft Sale or otherwise received under any ACS Group Aircraft Agreement, including sale proceeds, Total Loss Proceeds, Agreed Value Payments, proceeds of Repossession Insurance, Requisition Compensation and all Partial Loss Proceeds, less, in each case, any expenses payable by such ACS Group Member to any Person that is not an ACS Group Member in connection therewith, (e) amounts received by any ACS Group Member from insurance with respect to any ACS Group Aircraft, (f) any amounts transferred from a Lessee Funded Account or from the Security Deposit Account into the Collections Account in accordance with Section 3.07 hereof, (g) any Hedge Payments, (h) the proceeds of any Investments of the funds in the Accounts (except (i) to the extent that any such proceeds are required to be paid over to any Lessee under an ACS Group Lease or (ii) the proceeds of any Investments of the funds in the Aircraft Purchase Accounts, the Initial Liquidity Payment Account, or the Credit Facility Reserve Account), (i) any amounts transferred from the Aircraft Purchase Account into the Collections Account in accordance with Section 3.04(g) hereof, (j) any amounts received by an ACS Group Member under an ACS Group Acquisition Agreement, including any loss proceeds and other amounts under the ACS Group Purchase Agreements, and (k) any other amounts received by any ACS Group Member (including any amounts received from any other ACS Group Member, whether by way of distribution, dividend, repayment of a loan or otherwise, and any proceeds received in connection with any Allowed Restructuring under this Indenture and the Guarantor Indenture (as defined herein and therein)); provided that Collections shall not include (i) payments under the Policy, (ii) Segregated Funds transferred to a Lessee Funded Account, (iii) security deposits under any ACS Group Lease that are not Segregated Funds transferred to the Security Deposit Account, (iv) amounts deposited in the Defeasance/Redemption Account or the Refinancing Account in connection with a Redemption hereunder or a Guarantor Redemption (which shall not include, for the avoidance of doubt, any amounts that are amounts described under clauses (a) through (k) above), (v) amounts received in connection with a Refinancing hereunder or a Guarantor Refinancing under the Guarantor Indenture, (vi) except as provided above with respect to any amounts transferred therefrom to the Collections Account, amounts in any Cash Collateral Account and any Aircraft Purchase Account, (vii) amounts to be paid to any Person not an ACS Group Member or expenses incurred in connection with the receipt of any Collections or amounts otherwise not to be included as Collections pursuant to any Related Document, in each case subject to the restrictions set forth in this Indenture and the Guarantor Indenture, and (viii) payments under the Initial Credit Facility.

“Collections Account” has the meaning given to such term in Section 3.01(a) hereof.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” has the meaning given to such term in the Purchase Agreement.

“Concentration Default” means an Event of Default under Section 4.01(d) as a result of a breach under Section 5.03(a) hereof which would arise if effect were given to any sale, transfer or other disposition or any purchase or other acquisition pursuant to an Aircraft Agreement as of the date of such Aircraft Agreement regardless of whether such sale, transfer or other disposition or purchase or other acquisition is scheduled or expected to occur after the date of such Aircraft Agreement.

“Concentration Limits” has the meaning given to such term in Section 5.03(a) hereof.

“Contribution Amounts” has the meaning give to such term in Section 3.15 hereof.

“Control” has the meaning given to such term in Section 5.02(b) hereof. “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Controlling Party” means, at any time of determination, the Policy Provider until such time as the Covered Class A Securities and the Policy Provider Obligations have been paid or repaid in full except that if a Policy Provider Default has occurred and is continuing, the Controlling Party shall be the Senior Trustee; provided, however, that, for the Initial Credit Facility and, for any other Eligible Credit Facility, if and only if so provided in the Board Resolution and Guarantor Board Resolution providing for such Eligible Credit Facility, at any time from and including the date that is no earlier than 30 months from the earlier to occur of (a) the date on which the entire amount available under such Eligible Credit Facility (other than any Eligible Credit Facility in the form of a Cash Collateral Account) shall have been drawn (except as a result of (i) a Downgrade Drawing or (ii) a Non-Extension Drawing, in each case not applied to pay expenses, hedge payments or interest in accordance with the terms hereof) and remain unreimbursed and (b) the date on which the Securities shall have been Accelerated, the provider of such Eligible Credit Facility shall have the right to elect, by at least 15 Business Days’ prior Written Notice to the Trustee and the Policy Provider, to become the Controlling Party (in place of the Policy Provider or the Senior Trustee, as applicable) thereafter (subject to the next succeeding proviso) but only for so long as any Credit Facility Obligations due to such provider remain unpaid; provided further that if, notwithstanding the foregoing, within 15 Business Days after its receipt of any such Written Notice from such provider of such Eligible Credit Facility (which notice may be given on or after the 15th Business Day prior to the end of such 30-month period) the Policy Provider pays to such provider of such Eligible Credit Facility all outstanding Credit Facility Obligations owing to such provider of such Eligible Credit Facility in respect of its Eligible Credit Facility, and interest accrued thereon to such date, the Policy Provider (if it otherwise would have been the Controlling Party) shall remain the Controlling Party so long as no Policy Provider Default has occurred and is continuing. At any time after such 30-month period, if a Policy Provider Default has occurred and is continuing and the provider of such Eligible Credit Facility does not elect to be the Controlling Party or if no Credit Facility Obligations remain outstanding, then the Senior Trustee shall continue to be the Controlling Party.

“Conversion Agreement” means any agreement entered into from time to time between the Issuer or Guarantor (or their respective agents) and any maintenance facility with respect to the conversion of an ACS Group Aircraft to a freighter or mixed-use aircraft.

“Conversion Election” has the meaning given to such term in Section 3.06(h) hereof.

“Conversion Payment” has the meaning given to such term in Section 5.02(i) hereof.

“Core Lease Provisions” has the meaning given to such term in Section 5.03(e) hereof.

“Corporate Obligations” has the meaning given to such term in Section 12.02(a) hereof.

“Corporate Trust Office” means, with respect to the Trustee for each subclass of Securities, the office of such Trustee at which at any particular time its corporate trust business shall be principally administered. The initial Corporate Trust Office is 60 Wall St., New York, NY 10006, Attention: Structured Finance Services/Trust & Securities Services, Facsimile No.: (212) 553-2459.

“Costs” means liabilities, obligations, damages, judgments, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation).

“Covenant Defeasance” has the meaning given to such term in Section 12.01(b) hereof.

“Covered Class A Securities” means the ACS Group Subclass A-1 Securities issued on the Initial Closing Date and any other subclass of ACS Group Class A Securities for which the corresponding class of Certificates is supported by a financial guaranty insurance policy issued by the Policy Provider.

“Credit Facility Advance Obligations” means all Credit Facility Obligations other than (i) Credit Facility Expenses and (ii) Special Indemnity Payments.

“Credit Facility Drawing” has the meaning given to such term in Section 3.12(a) hereof.

“Credit Facility Event of Default” has the meaning given to such term in the Initial Credit Facility.

“Credit Facility Expenses” means all Credit Facility Obligations other than (i) the principal amounts under, or the principal amount of any drawings under, any Eligible Credit Facility, (ii) interest accrued on Credit Facility Obligations and (iii) Special Indemnity Payments to the Initial Credit Facility Provider.

“Credit Facility Interest Class A Shortfall” has the meaning given to such term in Section 3.06(f) hereof.

“Credit Facility Obligations” means all principal, interest, fees and other amounts (including indemnity payments or expenses or costs incurred by the providers of Eligible Credit Facilities) owing to the providers of Eligible Credit Facilities.

“Credit Facility Reserve Account” has the meaning given to such term in Section 3.01(a) hereof.

“Current War Risk Coverage Amount” has the meaning given to such term in Exhibit D hereto.

“Default” means a condition, event or act that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Default Notice” means a notice given pursuant to Section 4.02 hereof, declaring all outstanding principal of, and accrued and unpaid interest on the Securities to be immediately due and payable.

“Defeasance/Redemption Account” has the meaning given to such term in Section 3.01(a) hereof.

“Deficiency Drawing” has the meaning given to such term in Section 3.14(b) hereof.

“Deficiency Shortfall” means has the meaning given to such term in Section 3.06(i)(ii) hereof.

“Delivery” means, with respect to any ACS Group Initial Aircraft, the transfer of the beneficial interest or shares of the ACS Group Member that has title to such ACS Group Aircraft in accordance with the Purchase Agreement or the Guarantor Purchase Agreement, as applicable, and, with respect to any ACS Group Additional Aircraft, the meaning given to such term or any comparable term in any other ACS Group Acquisition Agreement. The term “Deliver” or “Delivered” used as verbs have a correlative meaning.

“Delivery Date” means, with respect to any ACS Group Aircraft, the date on which Delivery therefor occurs in accordance with the Purchase Agreement or the Guarantor Purchase Agreement, as applicable, or that or any comparable term in any other ACS Group Acquisition Agreement.

“Delivery Expiry Date” means, as to the ACS Group Initial Aircraft, the meaning given to such term in the Purchase Agreement or the Guarantor Purchase Agreement, as applicable, or, as to any ACS Group Additional Aircraft, the meaning given to that or any comparable term in any other ACS Group Acquisition Agreement.

“Depreciation Factor” means (a) with respect to each ACS Group Initial Aircraft on any date of determination, if positive, [1 – ((1 – R) / L) x A]x(1 + I)A/12, where “R” equals the assumed residual percentage of 0.10 for widebody and classics airframes and 0.12 for all other airframe types, “L” equals the Expected Useful Life of such ACS Group Aircraft expressed in months (25 years, or, in the case of (i) any ACS Group Aircraft that undergoes an ACS Group Aircraft Conversion, 30 years or (ii) any other ACS Group Aircraft listed on Schedule 7, 30 years), “A” equals the current age of such ACS Group Aircraft expressed in months and “I” equals 0.02; provided that, with respect to each ACS Group Additional Aircraft (not including any ACS Group Additional Aircraft acquired by way of a contribution), the Depreciation Factor will be determined by the Directors of the Issuer or the Guarantor, as applicable, in connection with the issuance of the relevant ACS Group Additional Securities funding the acquisition of such ACS Group Additional Aircraft (subject to the consent of the Policy Provider, the Initial Credit Facility Provider and receipt of a Rating Agency Confirmation).

“Designated Percentage” means, as of any date of determination thereof, and with respect to any ACS Group Aircraft, the percentage obtained by dividing the then most recent Assumed Base Value of such ACS Group Aircraft by the then most recent Assumed Portfolio Value of all Aircraft.

“Developed Markets” has the meaning determined, from time to time, in accordance with Note (3) to Exhibit C hereof.

“Direction” has the meaning given to such term in Section 1.04(c) hereof.

“Director” means a member of the board of directors of the Issuer.

“Distribution Date” has the meaning given to such term in the Pass Through Trust Agreement.

“Downgrade Drawing” has the meaning given to such term in Section 3.12(c) hereof.

“Downgrade Event” has the meaning given to such term in the Initial Credit Facility.

“Drawing Agent” has the meaning given to such term in the preamble hereof, or any successor thereto, as drawing agent appointed under the Pass Through Trust Agreement.

“DSCR” means, as of any Calculation Date, the amount obtained by dividing (a) the amount of DSCR Available Cash as of such Calculation Date by (b) the sum of (i) the DSCR Aggregate Interest Amount for the related Payment Date and (ii) the DSCR Aggregate Minimum Principal Amount for such Payment Date.

“DSCR Aggregate Interest Amount” means, with respect to any Payment Date, the sum of (a) the Interest Amount on the ACS Group Class A Securities for such Payment Date plus the net amounts payable (or minus the net amounts receivable) under any Hedge Agreement on such Payment Date (whether or not actually paid or received on such Payment Date) and (b) (without duplication) the aggregate Interest Amount on the ACS Group Class A Securities for the previous five Payment Dates plus the net amounts payable (or minus the net amounts receivable) under any Hedge Agreement on the related Payment Date (whether or not actually paid or received on such Payment Date).

“DSCR Aggregate Minimum Principal Amount” means, with respect to any Payment Date, the sum of (a) the Minimum Principal Payment Amount for such Payment Date and (b) (without duplication) the aggregate Minimum Principal Payment Amount for the previous five Payment Dates.

“DSCR Available Cash” means, as of any Calculation Date, an amount equal to the difference between (a) the sum of the aggregate Rental Payments (not including any maintenance reserves which may be Rental Payments) actually received by the ACS Group during the six-month period ending on such Calculation Date and (b) the sum of the aggregate Re-leasing Expenses incurred by the ACS Group during the six-month period ending on such Calculation Date.

“DSCR Failure” means the occurrence on two consecutive Payment Dates, each occurring after the 34th month after the Initial Closing Date, of the amount of DSCR for each such Payment Date equaling less than 1.70. For the avoidance of doubt, once a DSCR Failure occurs, it is not curable.

“Eligibility Requirements” has the meaning given to such term in Section 2.03(b) hereof.

“Eligible Account” means (a) a segregated trust account or demand deposit account maintained on the books and records of an Eligible Institution in the name of the Security Trustee as a Securities Account under, and as defined in, the Security Trust Agreement (except with respect to any demand deposit account, which shall not be a Securities Account), (b) a deposit or other account maintained on the books and records of an Eligible Institution in the name of an ACS Bermuda Group Member as a Non-Trustee Account, in compliance with the terms of the Security Trust Agreement and (c) the Irish VAT Refund Account and the Irish Rental Account.

“Eligible Credit Facility” means (a) the Initial Credit Facility, (b) any credit agreement, letter of credit, guarantee, credit or liquidity enhancement facility or other credit facility provided by, or guaranteed by a further such credit facility provided by, an Eligible Provider in favor of any ACS Group Member and that is, in any such case, subject to the lien of the Security Trust Agreement and designated by a Board Resolution and Guarantor Board Resolution as an Eligible Credit Facility or (c) any Account established for the purpose of providing like credit or liquidity support and designated by a Board Resolution and Guarantor Board Resolution as an Eligible Credit Facility.

“Eligible Institution” means (a) Deutsche Bank Trust Company Americas in its capacity as the Operating Bank in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of A or better by Standard & Poor’s or A2 or better by Moody’s or (B) a short-term unsecured debt rating of A-1 by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; (b) any Irish Bank in respect of the Irish VAT Refund Account or other bank not organized under the laws of the United States of America or any state thereof or the District of Columbia (or any branch of a foreign bank licensed under any such laws) so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s or A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 by Moody’s; and (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws) appointed as the Operating Bank in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of AA or better by Standard & Poor’s or Aa2 or better by Moody’s by each Rating Agency or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the

New York Uniform Commercial Code, including a Person providing an Eligible Credit Facility so long as such Person shall otherwise so qualify and shall have waived all rights of set-off and counterclaim with respect to the account to be maintained as an Eligible Account.

“Eligible Provider” means a Person (other than any ACS Group Member or any Affiliate thereof) whose credit rating satisfies the Threshold Rating or who is otherwise designated as an Eligible Provider by the Board and Guarantor Board subject to the prior written consent of the Policy Provider and receipt of a Rating Agency Confirmation.

“Encumbrance” has the meaning given to such term in Section 5.02(b) hereof.

“Engine” means each engine installed (or constituting a spare for an engine installed) on any ACS Group Aircraft, including any engine replacing a previously installed engine under the relevant ACS Group Lease, and any and all Parts incorporated in, installed on or attached to any such engine.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

“Event of Default” has the meaning, with respect to a class of Securities, given to such term in Section 4.01 hereof.

“Excess Policy Rate” has the meaning given to such term in the Policy Provider Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Expected Final Payment Date” means with respect to (a) the ACS Group Subclass A-1 Securities, June 8, 2012; (b) the Subclass E-1 Securities, June 8, 2012; and (c) any ACS Group Refinancing Securities or ACS Group Additional Securities, the Expected Final Payment Date, if any, established by or pursuant to a Board Resolution, or Guarantor Board Resolution, as applicable, or in any indenture supplemental hereto or to the Guarantor Indenture, as applicable, providing for the issuance of such ACS Group Securities or specified in the form of such ACS Group Securities.

“Expected Useful Life” means, with respect to each ACS Group Initial Aircraft, 25 years or, in the case of (i) any ACS Group Aircraft that undergoes an ACS Group Aircraft Conversion, 30 years or (ii) any other ACS Group Aircraft listed on Schedule 7, 30 years, and, with respect to any ACS Group Additional Aircraft (not including any ACS Group Additional Aircraft acquired by way of a contribution), the “Expected Useful Life” established by or pursuant to a Board Resolution or Guarantor Board Resolution, as applicable, or in any indenture supplemental hereto or to the Guarantor Indenture providing for the issuance of ACS Group Additional Securities to fund the acquisition of such ACS Group Additional Aircraft or ACS Group Aircraft Conversion (subject to the consent of the Policy Provider, the Initial Credit Facility Provider and receipt of a Rating Agency Confirmation, in the case of the issuance of the ACS Group Additional Securities).

“Expense Account” has the meaning given to such term in Section 3.01(a) hereof.

“Expenses” means, collectively, any fees, costs or expenses Incurred by an ACS Group Member in the course of the business activities permitted under Section 5.02(e), including, without limitation, (i) any fees, expenses and indemnification amounts (including, without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to, the Trustee, any Director, any Guarantor Director, the Security Trustee, the Operating Bank, any Authorized Agent, the Charitable Trustee, the Pass Through Trustee and any other Service Provider; provided, that, except as provided in clause (b) below, such indemnification amounts shall not exceed $25,000,000 in the aggregate for all such Persons (and if indemnification amounts which will cause the $25,000,000 threshold to be exceeded are due and payable to more than one Person, then the indemnification amounts which may be distributed as “Expenses” without causing the $25,000,000 threshold to be exceeded will be allocated to such Persons pro rata based upon the amount of indemnification amounts due and payable to each such Person); provided, further, that the foregoing $25,000,000 limitation on indemnification amounts shall not apply (a) following the delivery of a Default Notice or during the continuance of an Acceleration Default (even if the applicable indemnification amount accrued or was claimed prior to the delivery of a Default Notice and the occurrence of an Acceleration Default) or (b) to indemnification amounts payable to the Back-Up Remarketing Servicer, (ii) any premiums on the liability insurance required to be maintained for the benefit of the Directors and the Guarantor Directors, (iii) all Taxes payable by the ACS Group Members by reason of the business activities permitted under Section 5.02(e) and the other activities described in and permitted under the Related Documents, (iv) any Credit Facility Expenses, (v) any Policy Expenses, (vi) any payment obligation (including, without limitation, any indemnity payments) or other amount payable by any ACS Group Member to any Lessee pursuant to a Lease and (vii) (subject to a limit of 2% of the average monthly Rental Payments with respect to the relevant ACS Group Aircraft (or other amount approved by a Board Resolution or Guarantor Board Resolution, as applicable, with receipt of a Rating Agency Confirmation and the prior written consent of the Policy Provider with respect thereto) with respect to each ACS Group Subsidiary entitled thereto), the shortfall between Rental Payments received by or on behalf of such ACS Group Subsidiary in respect of an ACS Group Lease of an ACS Group Aircraft and the amount payable by such ACS Group Subsidiary, as head lease rent with respect of such ACS Group Aircraft, to another ACS Group Member; provided, however, that, except as expressly provided herein, Expenses shall not include (i) any amount payable on the ACS Group Securities, under any Hedge Agreement, any Policy Premium or Policy Redemption Premium or any interest accrued on any Policy Premium or Policy Redemption Premium, any Special Indemnity Payment or Credit Facility Advance Obligations or (ii) to the extent there would otherwise be a deduction for an Expense of an amount already deducted in the determination of “Collections”, any expense referred to in clause (d) of the definition of “Collections”.

“Extended Note Pool Factor” means, with respect to each subclass of Class A Securities, the “Extended Note Pool Factor” set forth in Schedule 5 hereto with respect to such subclass of Securities, as the same may be adjusted or, with respect to any new subclass of Securities, as may be determined in accordance with Section 3.11 hereof.

“Extension Amount” has the meaning given to such term in Section 3.09 hereof.

“Fed Ex Purchase Agreements” means, collectively, (a) the Aircraft Sales Agreement Fec No. 07-0518 dated January 11, 2007 by and between Federal Express Corporation and GAP Investment Nineteen, LLC, (b) the Aircraft Sales Agreement Fec No. 07-0396 dated January 11, 2007 by and between Federal Express Corporation and GAP Investment Twenty, LLC, (c) the Aircraft Sales Agreement Fec No. 07-0519 dated January 11, 2007 by and between Federal Express Corporation and GAP Investment Thirty One, LLC, (d) the Aircraft Sales Agreement Fec No. 07-0516 dated January 11, 2007 by and between Federal Express Corporation and GAP Investment Thirty Three, LLC, and (e) the Aircraft Sales Agreement Fec No. 07-0517 dated January 11, 2007 by and between Federal Express Corporation and GAP Investment Thirty Two, LLC and “Fed Ex Purchase Agreement” means any one of the foregoing.

“Final Amount” has the meaning given to such term in Section 3.06(i)(iv) hereof.

“Final Drawing” has the meaning given to such term in Section 3.12(i) hereof.

“Final Maturity Date” means (a) with respect to the ACS Group Initial Securities, the fourth Business Day prior to the Legal Final Distribution Date and (b) with respect to any ACS Group Refinancing Securities or ACS Group Additional Securities, the date, if any, specified in the form of such ACS Group Securities.

“Final Order” means in respect of an Avoided Payment, a final, nonappealable order of a court exercising jurisdiction in an insolvency proceeding by or against the Issuer, the Guarantor, any ACS Group Member, the Initial Credit Facility Provider or any other provider of an Eligible Credit Facility.

“Final Policy Election” has the meaning given to such term in Section 3.14(c) hereof.

“Fixed Rate Securities” means any Refinancing Securities or Additional Securities issued with a fixed rate of interest.

“Floating Rate Securities” means any Securities constituting Initial Securities and any Refinancing Securities or Additional Securities issued with a floating or variable rate of interest.

“Future Lease” means, with respect to each Aircraft, any aircraft lease agreement as may be in effect at any time after the relevant Closing Date between an ACS Bermuda Group Member and a Person not an ACS Bermuda Group Member (as lessee or purchaser), in each case other than any Initial Lease or Additional Lease; provided that if, under any sub-leasing arrangement with respect to an Aircraft, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

“Governmental Authority” means any Federal, state, municipal, national or other government (whether foreign or domestic and including the European Union) or governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or local government of the U.S., the U.S., or a foreign entity or foreign government.

“guarantee” has the meaning given to such term in Section 5.02(f) hereof.

“Guarantee” has the meaning given to such term in Section 11.01 hereof.

“Guaranteed Obligations” has the meaning given to such term in Section 11.01 hereof.

“Guaranteed Parties” has the meaning given to such term in Section 11.01 hereof.

“Guarantor” has the meaning given to such term in the preamble hereof.

“Guarantor Acquisition Agreements” means the Guarantor Purchase Agreement and any agreements pursuant to which Guarantor Additional Aircraft are acquired.

“Guarantor Additional Aircraft” means any aircraft and any related Engine acquired by any ACS Ireland Group Member from a Seller or an affiliate of a Seller or (upon a receipt of a Rating Agency Confirmation with respect thereto), from any other Person after the Initial Closing Date (other than any Guarantor Initial Aircraft, Remaining Aircraft or Substitute Aircraft), in each case in accordance with the provisions hereof including obtaining the prior written consent of the Policy Provider other than in the case of any Guarantor Aircraft acquired by way of a contribution, excluding any such Guarantor Aircraft after it has been sold or disposed of by way of a completed Aircraft Sale.

“Guarantor Additional Lease” means, with respect to each Guarantor Additional Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Guarantor Additional Aircraft on the relevant Closing Date.

“Guarantor Additional Securities” means any Guarantor Securities of any subclass of the Guarantor Class A Securities (other than the Guarantor Subclass A-1 Securities issued as of the Initial Closing Date) and the Class E Securities (other than the Subclass E-1 Securities issued as of the Initial Closing Date) issued pursuant to the Guarantor Indenture.

“Guarantor Aircraft” means the Guarantor Initial Aircraft and the Guarantor Additional Aircraft.

“Guarantor Aircraft Agreement” means any lease, sublease, conditional sale agreement, finances lease, hire purchase agreement or other agreement (other than an agreement relating to maintenance, modification or repairs) or any purchase option (other than a Purchase Option granted to an ACS Ireland Group Member) to purchase a Guarantor Aircraft, in each case pursuant to which any Person acquires or is entitled to acquire legal title to, or the economic benefits of ownership of, such Guarantor Aircraft.

“Guarantor Aircraft Conversion” has the meaning given to “Aircraft Conversion” in Section 5.02(i) of the Guarantor Indenture.

“Guarantor Board” means the board of directors of the Guarantor.

“Guarantor Board Resolution” means a copy of a resolution certified as having been duly adopted by the Guarantor Board and being in full force and effect on the date of such certification.

“Guarantor Class A Securities” means, collectively, all Guarantor Securities designated as a subclass of Class A, including the Guarantor Initial Securities so designated (consisting of the Guarantor Subclass A-1 Securities issued as of the Initial Closing Date), all Guarantor Additional Securities, if any, so designated and, all Guarantor Refinancing Securities, if any, so designated, in each case, pursuant to this Indenture.

“Guarantor Conversion Payments” has the meaning given to “Conversion Payments” in Section 5.02(i) of the Guarantor Indenture.

“Guarantor Director” means a member of the board of directors of the Guarantor.

“Guarantor Fixed Rate Securities” means any Guarantor Refinancing Securities or Guarantor Additional Securities issued with a fixed rate of interest.

“Guarantor Floating Rate Securities” means any Securities constituting Initial Securities and any Guarantor Refinancing Securities or Guarantor Additional Securities issued with a floating or variable rate of interest.

“Guarantor Future Lease” means, with respect to each Guarantor Aircraft, any aircraft lease agreement as may be in effect at any time after the relevant Closing Date between an ACS Ireland Group Member and a Person not an ACS Ireland Group Member (as lessee or purchaser), in each case other than any Guarantor Initial Lease or Guarantor Additional Lease; provided that if, under any sub-leasing arrangement with respect to a Guarantor Aircraft, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Guarantor Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Guarantor Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

“Guarantor Indenture” means the trust indenture dated as of the Initial Closing Date among the Guarantor as issuer of the Guarantor Securities issued thereunder, the Issuer, as guarantor of the Guarantor Securities issued thereunder, Deutsche Bank Trust Company Americas as the Cash Manager, Deutsche Bank Trust Company Americas as the trustee thereunder and Drawing Agent, HSH Nordbank AG, New York Branch as Initial Credit Facility Provider and Financial Guaranty Insurance Company as Policy Provider.

“Guarantor Initial Aircraft” means each of the aircraft identified in Schedule 1 to the Guarantor Indenture (including any related Engines and Parts and any Remaining Aircraft) and any Substitute Aircraft, excluding any such aircraft (or related Aircraft Interest) sold or disposed of by way of a completed Aircraft Sale and any Remaining Aircraft for which a Substitute Aircraft is Delivered.

“Guarantor Initial Class A Securities” means the Guarantor Subclass A-1 Securities issued on the Initial Closing Date pursuant to the Guarantor Indenture.

“Guarantor Initial Lease” means, with respect to each Guarantor Initial Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement subject to a written agreement with respect to such Guarantor Initial Aircraft in existence as of the date of this Indenture that is listed in Schedule 7 to the Guarantor Purchase Agreement or with respect to any Substitute Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement subject to a written agreement with respect to such Substitute Aircraft in existence as of the relevant Acquisition Date with respect to such Substitute Aircraft, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time.

“Guarantor Initial Securities” means the Guarantor Initial Class A Securities and the Subclass E-1 Securities.

“Guarantor Leases” means the Guarantor Initial Leases, the Guarantor Future Leases and the Guarantor Additional Leases.

“Guarantor Modification Payments” has the meaning given to “Modification Payments” in Section 5.02(i) of the Guarantor Indenture.

“Guarantor Securities” means the Guarantor Initial Securities, all Guarantor Additional Securities, if any, all Guarantor Refinancing Securities, if any, and all Guarantor Securities, if any, issued in replacement or substitution of a Guarantor Security pursuant to the Guarantor Indenture.

“Guarantor Ownership Interest” has the meaning given to “Ownership Interest” in Section 5.02(b) of the Guarantor Indenture.

“Guarantor Purchase Agreement” means the Purchase Agreement dated as of the Initial Closing Date between the Irish Sellers and the Guarantor.

“Guarantor Redemption” has the meaning given to “Redemption” in Section 3.10(c) of the Guarantor Indenture.

“Guarantor Redemption Date” means the date, which shall in each case be a Payment Date, on which Guarantor Securities are redeemed pursuant to Section 3.10 of the Guarantor Indenture.

“Guarantor Redemption Price” has the meaning given to “Redemption Price” in the Guarantor Indenture.

“Guarantor Refinancing” has the meaning given to “Refinancing” in Section 2.10 of the Guarantor Indenture.

“Guarantor Refinancing Expenses” means all out-of-pocket costs and expenses Incurred in connection with an offering and issuance of Guarantor Refinancing Securities.

“Guarantor Refinancing Securities” means any subclass of Guarantor Securities issued by the Guarantor under the Guarantor Indenture at any time and from time to time after the date thereof, in a Guarantor Refinancing under Section 2.10 of the Guarantor Indenture.

“Guarantor Securities” means the Guarantor Initial Securities, all Guarantor Additional Securities, if any, all Guarantor Refinancing Securities, if any, and all Guarantor Securities, if any, issued in replacement or substitution of a Guarantor Security, in each case, pursuant to the Guarantor Indenture.

“Guarantor Subclass A-1 Securities” means the Guarantor Initial Securities that are designated “Subclass A-1 Securities” under the Guarantor Indenture, all Guarantor Additional Securities, if any, so designated, all Guarantor Refinancing Securities, if any, so designated and all Guarantor Securities, if any, issued in replacement or substitution therefor.

“Guarantor Trustee” means, with respect to each subclass of Guarantor Securities the Person appointed, at the time of determination, as the trustee of such subclass of Guarantor Securities in accordance with the Guarantor Indenture. The initial Guarantor Trustee is Deutsche Bank Trust Company Americas.

“Hedge Agreement” means any interest rate or currency hedge, swap, cap, floor, Swaption, or other interest rate or currency hedging agreement between the applicable ACS Group Member and any Hedge Provider existing on the Initial Closing Date (including the Initial Hedge Agreements) or entered into in accordance with Section 5.02(e)(iv) hereof.

“Hedge Breakage Costs” means any amounts payable by any ACS Group Member to a Hedge Provider as a result of any early termination (however described or defined therein) of any Hedge Agreement.

“Hedge Guarantee” has the meaning given to such term in any Hedge Agreement.

“Hedge Provider” means any counterparty to any ACS Group Member under any Hedge Agreement.

“Hedge Payment” means a net payment to be made by a Hedge Provider into the Collections Account under a Hedge Agreement and includes any such payment made by a guarantor under any related Hedge Guarantee or any termination payment received from any counterparty to a Hedge Agreement.

“Holder” means any Person in whose name (a) a Class A Security is registered from time to time in the Register for such Securities or (b) a Guarantor Class A Security or

Class E Security is registered from time to time in the Register (as defined in the Guarantor Indenture) for such Guarantor Securities.

“Holder Conversion Election” has the meaning given to such term in Section 3.06(h) hereof.

“Incur” has the meaning given to such term in Section 5.02(f) hereof.

“Indebtedness” means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under U.S. GAAP, (f) all Indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (g) all Indebtedness of other Persons guaranteed by such Person.

“Indenture” has the meaning given to such term in the preamble hereof.

“Independent Director” means a Person that is not at the time of its appointment or at any time when such Person is serving as an Independent Director and has not been for the five years prior to its appointment as an Independent Director (i) an employee, officer, director, consultant, customer or supplier, or the beneficial holder (directly or indirectly) of more than 5% of any Ownership Interest, of any Aircastle Related Entity; provided, however, that any such Person may serve as a trustee, manager or director of another special purpose vehicle that is an Affiliate of the Issuer or Aircastle Limited, or (ii)  except in the case of Joe Clarkin, a spouse of, or Person related to (but not more remote than first cousins), a Person referred to at (i) above.

“Initial Aircraft” means each of the aircraft identified in Schedule 1 hereto (including any related Engines and Parts and any Remaining Aircraft) and any Substitute Aircraft, excluding any such aircraft (or related Aircraft Interest) sold or disposed of (directly or indirectly) by way of a completed Aircraft Sale and any Remaining Aircraft for which a Substitute Aircraft is Delivered or for which the Aircraft Interest for such Remaining Aircraft is not Delivered by the Delivery Expiry Date to the Issuer.

“Initial Appraisal Dates” means the dates as of which the Initial Appraisers calculated the Base Value of each ACS Group Initial Aircraft, which date in the case of each of BK Associates, Inc., Airclaims Limited, and Aircraft Information Services, Inc. is as of December 31, 2006.

“Initial Appraised Value” means (a) in the case of each ACS Group Initial Aircraft (other than a Substitute Aircraft), the lessor of the mean and the median of the appraisals by each of the Initial Appraisers of the Base Value of such ACS Group Initial Aircraft as of the Initial Appraisal Dates, (b) in the case of any Substitute Aircraft, the average of the appraisals by each of the Initial Appraisers of the Base Value of such ACS Group Initial Aircraft as of a date not more than six months prior to the date of the delivery of such ACS Group Initial Aircraft and (c) in the case of any ACS Group Additional Aircraft, the average of the appraisals by each of the Appraisers of the Base Value of such ACS Group Additional Aircraft as of a date not more than six months prior to the Closing Date for the issuance of the relevant ACS Group Additional Securities.

“Initial Appraisers” means Aircraft Information Services, Inc., BK Associates, Inc. and Airclaims Limited.

“Initial Class A Securities” means the Subclass A-1 Securities issued on the Initial Closing Date.

“Initial Closing Date” means June 8, 2007.

“Initial Credit Facility” means the revolving credit agreement dated as of the Initial Closing Date among the Initial Credit Facility Provider, the Issuer, the Guarantor and the Cash Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms and as so replaced and so designated pursuant to Section 3.12(e)(iii) hereof.

“Initial Credit Facility Amount” means, on the Closing Date, $87,750,000 and for any date of determination thereafter, an amount equal to the greater of (i) 7.5% of the then outstanding principal amount of the ACS Group Subclass A-1 Securities, and (ii) $65,000,000.

“Initial Credit Facility Non-Consent Event” means the occurrence of the following: (i) the termination of the Initial Credit Facility and (ii) the payment of all Credit Facility Obligations owed to the Initial Credit Facility Provider in full.

“Initial Credit Facility Provider” means HSH Nordbank AG, New York Branch or any provider of an Eligible Credit Facility so designated by a Board Resolution and a Guarantor Board Resolution.

“Initial Expenses” means Expenses related to the issuance of the ACS Group Initial Securities and the acquisition of the ACS Group Initial Aircraft (other than Expenses related to the acquisition of the Remaining Aircraft incurred after the Initial Closing Date).

“Initial Hedge Agreements” means each ISDA Master Agreement dated as of June 1, 2007 between the Issuer and an initial Hedge Provider.

“Initial Hedge Schedule” means the Schedule to each ISDA 2002 Master Agreement dated as of June 1, 2007 between an initial Hedge Provider and the Issuer.

“Initial Lease” means, with respect to each Initial Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement subject to a written agreement with respect to such Initial Aircraft that is in existence as of the date of this Indenture listed in Schedule 7 to the Purchase Agreement or with respect to any Substitute Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement subject to a written agreement with respect to such Substitute Aircraft in existence as of the relevant Acquisition Date with respect to such Substitute Aircraft, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time.

“Initial Liquidity Payment Account” has the meaning given to such term in Section 3.01(a) hereof.

“Initial Outstanding Balance” means, with respect to any subclass of ACS Group Securities the initial Outstanding Principal Balance thereof on the date of issuance of such ACS Group Securities.

“Initial Purchasers” means Citigroup Global Markets Inc., Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc.

“Initial Reserved Cash” means, with respect to the Senior Cash Collateral Account, $0.

“Initial Securities” means the Initial Class A Securities.

“Insolvency Proceeding” means any proceeding of the type referred to in Section 4.01(e) or (f) hereof in respect of the Issuer.

“Institutional Accredited Investor” means an institution that is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

“Insured Minimum Principal Payment Amount” means, with respect to the Regular Distribution Date following each Calculation Date occuring on or after the date that is 24 months after the date of an Event of Default under Section 4.01(a) or Section 4.01(b) hereof that is continuing or an Acceleration of the Securities, the excess, if any, of (a) the Pool Balance of the Certificates as of such Regular Distribution Date over (b) the Minimum Target Principal Balance of the ACS Group Subclass A-1 Securities on the Payment Date that preceded such Regular Distribution Date by 24 months.

“Intercompany Loan” has the meaning given to such term in Section 5.02(f)(vi) hereof.

“Interest Amount” means, with respect to each subclass of ACS Group Securities (other than any subclass of Class E Securities), on any Payment Date, (a) the amount of interest accrued and unpaid to such Payment Date at the Stated Rate of Interest with respect to such subclass of ACS Group Securities for the Accrual Period ending on such Payment Date (and for any accrued and unpaid interest for any other Accrual Period, at the Stated Rate of Interest for such period), determined in accordance with the terms of such subclass of ACS Group Securities, plus (b) interest at the rate specified in clause (a) above on any Interest Amount due but not paid on any prior Payment Date.

“Interest Drawing” has the meaning given to such term in Section 3.14(a) hereof.

“Interest Shortfall” means has the meaning given to such term in Section 3.06(i)(i) hereof.

“Investment” has the meaning given to such term in Section 5.02(c) hereof.

“Investment Earnings” means investment earnings on funds on deposit in any Account net of losses and investment expenses of the Cash Manager in making such investments.

“Irish Account Charge” has the meaning given to such term in Section 3.01(a) hereof.

“Irish Bank” means any bank duly authorized under the laws of Ireland.

“Irish Parent” means Destrabel Holding Limited, a holding company incorporated under the laws of Ireland which beneficially owns 95% of the issued shares of the Issuer.

“Irish Paying Agent” has the meaning given to such term in Section 2.03 hereof. The initial Irish Paying Agent shall be Deutsche International Corporate Services (Ireland) Limited.

“Irish Remarketing Servicer” means the Person acting, at the time of determination, in the capacity of the remarketing servicer under the Irish Remarketing Services Agreement. When the Irish Remarketing Services Agreement or the Back-Up Remarketing Services Agreement provides that the Back-Up Remarking Agent is to perform all or any part of the services called for by the Irish Remarketing Services Agreement in place of the Irish Remarketing Servicer, the terms “Irish Remarketing Servicer” and “Irish Remarketing Services Agreement” mean, as to such services, the Back-Up Remarketing Servicer and the Back-Up Remarketing Services Agreement. The initial Irish Remarketing Servicer is Aircastle Advisor (Ireland) Limited.

“Irish Remarketing Services Agreement” means the Remarketing Services Agreement dated as of the Initial Closing Date among the Irish Remarketing Servicer, the Issuer, the Guarantor, the Policy Provider and the Administrative Agent.

“Irish Rental Account” has the meaning given to such term in Section 3.01(a) hereof.

“Irish Secretarial Services Provider” means the Person providing, at the time of determination, secretarial services to the Guarantor under the secretarial services letter with the Guarantor dated as of the Initial Closing Date (or any successor agreement). The initial Irish Secretarial Services Provider is Goodbody Secretarial Limited.

“Irish Sellers” means, collectively, Aircastle Ireland No. 2 Limited and Aircastle Ireland No. 3 Limited and “Irish Seller” means any one of the foregoing.

“Irish VAT Refund Account” has the meaning given to such term in Section 3.01(a) hereof.

“Issuer” has the meaning given to such term in the preamble hereof.

“Issuers” means, collectively, the Issuer and the Guarantor (in its capacity as issuer under the Guarantor Indenture).

“Leases” means the Initial Leases, the Future Leases and the Additional Leases.

“Legal Defeasance” has the meaning given to such term in Section 12.01(b) hereof.

“Legal Final Distribution Date” has the meaning given to such term in the Pass Through Trust Agreement.

“Lessee” means each Person who is the lessee of an ACS Group Aircraft from time to time leased from an ACS Group Member pursuant to an ACS Group Lease.

“Lessee Funded Account” has the meaning given to such term in Section 3.01(a) hereof.

“LIBOR” means the London interbank offered rate for one month U.S. dollar deposits, determined pursuant to the Reference Agency Agreement, or such other interest rate so denominated, with respect to any ACS Group Additional Securities or ACS Group Refinancing Securities, in an indenture supplemental hereto and to the Guarantor Indenture for any such ACS Group Securities or in the form thereof.

“Listing Agent” means A&L Listing Limited.

“Material Hedge Agreement Terms” means events of default, termination events, additional termination events, subordinated hedge payment provisions, Policy Provider step-in rights, Policy Provider consent rights to amendments, assignments and transfers, provisions relating to the obligation of the Hedge Provider to any ACS Group Member to post collateral, find a replacement counterparty or take other remedial action upon a downgrade in its credit rating (together with the associated ratings thresholds) and a provision stating that the Policy Provider is an intended third-party beneficiary.

“Maximum Commitment” has the meaning given to such term in the Initial Credit Facility.

“Minimum Principal Payment Amount” means, with respect to any subclass of ACS Group Class A Securities, as of any Payment Date, the product of (i) the ACS Group Class A Security Portion for such Payment Date and (ii) the Assumed Monthly Depreciation for such Payment Date.

“Minimum Principal Shortfall” has the meaning given to such term in Section 3.06(i)(iii) hereof.

“Minimum Target Principal Balance” means, with respect to the ACS Group Class A Securities on any Payment Date, the amount set forth in Schedule 3 to this Indenture and set forth in Schedule 3 to the Guarantor Indenture for such Payment Date, subject to the following adjustment.

If any ACS Group Initial Aircraft ceases to be owned by the ACS Group before the end of the useful life of such ACS Group Initial Aircraft, the Minimum Target Principal Balance for each Payment Date occurring after the Calculation Date next succeeding the date of such cessation will be adjusted to be equal to: (x) if such Payment Date occurs on or before the fifth anniversary of the Initial Closing Date, the Assumed Portfolio Value for such Payment Date multiplied by the ACS Group Class A Security Portion or (y) if such Payment Date occurs after the fifth anniversary of the Initial Closing Date, the sum for all ACS Group Initial Aircraft then owned by the ACS Group of the product of (1) the Assumed Base Value of each such ACS Group Initial Aircraft for such Payment Date, (2) the ACS Group Class A Security Portion and (3) a fraction (a) the numerator of which shall be equal to the remaining Expected Useful Life in months of such ACS Group Aircraft as of such Payment Date and (b) the denominator of which shall be equal to the remaining Expected Useful Life of such ACS Group Aircraft in months as of the fifth anniversary of the Initial Closing Date, provided that in no event the Minimum Target Principal Balance for any Payment Date shall be less than zero.

If any ACS Group Initial Aircraft has undergone a conversion, the Minimum Target Principal Balance for each Payment Date occurring after the Calculation Date next succeeding the later of the fifth anniversary of the Initial Closing Date or the date of the completion of such conversion will be adjusted to be equal to the sum for all ACS Group Initial Aircraft then owned by the ACS Group of the product of (1) the Assumed Base Value of each such ACS Group Initial Aircraft for such Payment Date, (2) the ACS Group Class A Security Portion and (3) a fraction (a) the numerator of which shall be equal to the remaining Expected Useful Life in months of such ACS Group Aircraft as of such Payment Date and (b) the denominator of which shall be equal to the remaining Expected Useful Life of such ACS Group Aircraft in months as of the fifth anniversary of the Initial Closing Date (for the purpose of this clause (b), the Expected Useful Life of such ACS Group Aircraft will be deemed to have been extended by 60 months as of such fifth anniversary), provided that in no event the Minimum Target Principal Balance for any Payment Date shall be less than zero.

“Modification Payment” has the meaning given to such term in Section 5.02(i) hereof.

“Monthly Report” has the meaning given to such term in Section 2.15(a) hereof.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Sale Proceeds” means, with respect to any sale or other disposition of any assets, the aggregate amount of cash received or to be received from time to time (whether as initial or deferred consideration) by or on behalf of the seller in connection with such transaction after deducting therefrom (without duplication) (a) reasonable and customary brokerage commissions and other similar fees and commissions (including fees received by the Bermudian Remarketing Servicer under the Bermudian Remarketing Services Agreement) and (b) the

amount of Taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of the seller and are properly attributable to such transaction or to the asset that is the subject thereof.

“No Proceeds Drawing” has the meaning given to such term in Section 3.14(c) hereof.

“Non-Delivery Event” has the meaning given to such term in Section 3.05(c) hereof.

“Non-Extension Drawing” has the meaning given to such term in Section 3.12(d) hereof.

“Non-Extended Facility” has the meaning given to such term in Section 3.12(d) hereof.

“Non-Performance Period” has the meaning given to such term in Section 3.14(c) hereof.

“Non-Significant Subsidiary” means a direct or indirect subsidiary of the Issuer or Guarantor with respect to which an order or decree described in Section 4.01(e) has been entered or an event described in Section 4.01(f) has occurred if, as of the date of the entry of such order or decree or of such event, as the case may be, such subsidiary, together with all of the subsidiaries of the Issuer or the Guarantor, as applicable, that have been, unless liquidated, and continue to be subject to such order or decree or event, as the case may be, own or lease ACS Group Aircraft having an aggregate Assumed Base Value of less than 10% of the Assumed Portfolio Value as of such applicable date of such order or decree or event.

“Non-Trustee Account” has the meaning given to such term in Section 3.01(g) hereof.

“Note Pool Factor” means, with respect to each subclass of Class A Securities on any Payment Date, the “Note Pool Factor” for such Payment Date set forth in Schedule 4 hereto as the same may be adjusted or, with respect to any new subclass of Securities, as may be determined in accordance with Section 3.11 hereof.

“Note Target Price” means, in respect of any Aircraft (not including any Aircraft acquired by way of a contribution), an amount equal to the product of (i) the Designated Percentage with respect to such Aircraft and (ii) the sum of (A) the then Outstanding Principal Balance of the ACS Group Class A Securities, (B) any accrued but unpaid interest on the ACS Group Class A Securities, (C) any related Hedge Breakage Costs, (D) any Policy Premium and Policy Expenses then due and payable to the Policy Provider and (E) any Credit Facility Expenses then due and payable to the Initial Credit Facility Provider.

“Notice of Avoided Payment” has the meaning given to such term in the Policy.

“Notice of Nonpayment” has the meaning given to such term in the Policy.

“Notices” has the meaning given to such term in Section 13.05 hereof.

“Novations” has the meaning given to such term in the Policy Provider Agreement.

“Obligations” means the Secured Obligations and the payments to be made to either Issuer or any Holder of a Class E Security or Shareholder under Section 3.08 hereof.

“Officer’s Certificate” means a certificate signed by, with respect to the Issuer, any Director and, with respect to any other Person, any authorized officer, director, trustee or equivalent representative.

“Operating Bank” means the Person acting, at the time of determination, as the Operating Bank under the Security Trust Agreement. The initial Operating Bank is Deutsche Bank Trust Company Americas.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Issuer, that meets the requirements of Section 1.03 hereof.

“Optional Redemption” means a Redemption of Securities pursuant to Section 3.10(a) hereof.

“Outstanding” means (a) with respect to the ACS Group Securities, of any class or subclass at any time, all ACS Group Securities of such class or subclass theretofore authenticated and delivered by the Trustee or the Guarantor Trustee, as applicable, except (i) any such ACS Group Securities cancelled by, or delivered for cancellation to, the Trustee or the Guarantor Trustee, as applicable, (ii) any such ACS Group Securities, or portions thereof, for the payment of principal of and accrued and unpaid interest on which moneys have been deposited in the applicable Securities Account or distributed to Holders by the Trustee and the Guarantor Trustee and any such ACS Group Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been deposited in the Defeasance/Redemption Account; provided that if such ACS Group Securities are to be redeemed prior to the maturity thereof in accordance with the requirements of Section 3.10(a) or 3.10(b) hereof or of the Guarantor Indenture, as applicable, notice of such redemption shall have been given as provided in Section 3.10(c) hereof or of the Guarantor Indenture, or provision satisfactory to the Trustee or Guarantor Trustee, as applicable, shall have been made for giving such notice, and (iii) any such ACS Group Securities in exchange or substitution for which other ACS Group Securities, as the case may be, have been authenticated and delivered, or which have been paid pursuant to the terms of this Indenture or the Guarantor Indenture, as applicable, (unless proof satisfactory to the Trustee or the Guarantor Trustee, if applicable, is presented that any of such ACS Group Securities is held by a Person in whose hands such ACS Group Security is a legal, valid and binding obligation of the Issuer or the Guarantor, as applicable); and (b) when used with respect to any evidence of indebtedness other than any ACS Group Securities means, at any time, any principal amount thereof then unpaid and outstanding (whether or not due or payable).

“Outstanding Balance” has the meaning given to such term in Section 3.14(c) hereof.

“Outstanding Principal Balance” means, with respect to any ACS Group Securities, the total principal amount evidenced by such ACS Group Securities unpaid and outstanding at any time as determined in accordance with Section 3.06 hereof and Section 3.06 of the Guarantor Indenture.

“Ownership Interest” has the meaning given to such term in Section 5.02(b) hereof.

“Part” means any part, component, appliance, accessory, instrument or other item of equipment (other than any Engine) installed in or attached to (or constituting a spare for any such item installed in or attached to) any ACS Group Aircraft (other than any Engine).

“Partial Loss” means, with respect to any ACS Group Aircraft, any event or occurrence of loss, damage, destruction or the like which is not a Total Loss.

“Partial Loss Proceeds” means, with respect to any ACS Group Aircraft, the total proceeds of the insurance or reinsurance (other than in respect of liability insurance) paid in respect of any Partial Loss to any ACS Group Member.

“Pass Through Trust Agreement” means the pass through trust agreement dated as of the Initial Closing Date among the Pass Through Trustee and the Issuers, and a supplement thereto dated as of the Initial Closing Date with respect to the ACS Pass Through Trust and any further supplements thereto (with respect to additional pass through trusts that may be formed in the future).

“Pass Through Trustee” means Wilmington Trust Company.

“Paying Agent” has the meaning given to such term in Section 2.03 hereof.

“Payment Date” means the 8th day of each month, commencing on July 9, 2007; provided that (a) if any Payment Date would otherwise fall on a day that is not a Business Day, such Payment Date shall be the first following day that is a Business Day and (b) the Payment Date in June, 2037 shall be the fourth Business Day prior to the Legal Final Distribution Date.

“Permitted Account Investments” means, in each case (except with regard to clause (f) hereof), book-entry securities, negotiable instruments or securities in bearer or registered form that evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds);

(b) demand deposits, time deposits or certificates of deposit of the Operating Bank or of depository institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of Investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be at least A-1 by Standard & Poor’s, P-1 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of AA by Standard & Poor’s and Aa2 by Moody’s; provided that, during any applicable period, not more than 20% of the Issuers’ aggregate Permitted Account Investments may be made in investments described under this clause (b);

(c) corporate or municipal debt obligations (including, without limitation, commercial paper) (i) having remaining maturities of no more than 365 days, or such lesser time as is required for the distribution of funds, having, at the time of the Investment or contractual commitment to invest therein, a rating of at least A-1+ or AA by Standard & Poor’s and P-1 or Aa2 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of AA by Standard & Poor’s and Aa2 by Moody’s;

(d) Investments in money market funds (including funds in respect of which the Trustee or any of its Affiliates is investment manager or advisor) having a rating of at least AA by Standard & Poor’s and Aa2 by Moody’s; or

(e) notes or bankers’ acceptances (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds) issued by any depository institution or trust company referred to in (b) above;

provided, however, that no Investment shall be made in any obligations of any depository institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any ACS Group Member to or for the credit or the account of such depository institution or trust company; provided further that if, at any time, the rating of any of the foregoing investments falls below “BBB” by Standard & Poor’s or “Baa2” by Moody’s, such downgraded investment shall no longer constitute a “Permitted Account Investment”.

“Permitted Accruals” has the meaning given to such term in Section 3.08(a) hereof and in Section 3.08(a) of the Guarantor Indenture.

“Permitted Additional Aircraft Acquisition” has the meaning given to such term in Section 5.02(h) hereof.

“Permitted Encumbrance” has the meaning given to such term in Section 5.02(b) hereof.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

“Pledged Beneficial Interest” has the meaning given to such term in the Security Trust Agreement.

“Pledged Debt” has the meaning given to such term in the Security Trust Agreement.

“Pledged Share” has the meaning given to such term in the Security Trust Agreement.

“Policy” means the Financial Guarantee Insurance Policy No. [   ], issued as of the Initial Closing Date by the Policy Provider, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Policy Drawing” means any payment of a claim under the Policy.

“Policy Expenses” means all amounts (including, but not limited to, all amounts in respect of fees, indemnities or costs and expenses incurred by the Policy Provider, including, without limitation, in connection with the enforcement, defense or preservation of any rights in respect of any of the Related Documents) due to the Policy Provider under the Policy Provider Agreement or any other Policy Provider Document other than (i) reimbursement of any Policy Drawing, (ii) any Policy Premium and Policy Redemption Premium, if any, (iii) any interest accrued on any Policy Drawings or any Policy Premium, and (iv) reimbursement of and interest on any Credit Facility Advance Obligations in respect of any Eligible Credit Facility paid by the Policy Provider to any provider of an Eligible Credit Facility.

“Policy Fee Letter” means the fee letter, dated as of the Initial Closing Date from the Policy Provider to the Issuer, Guarantor, the Trustees and the Drawing Agent setting forth the Policy Premium and certain other amounts payable in respect of the Policy.

“Policy Non-Consent Event” means the occurrence of (i) the payment of the Certificates in full, (ii) the termination and surrender of the Policy to the Policy Provider for cancellation and (iii) the payment of all Policy Provider Obligations in full.

“Policy Premium” has the meaning given to such term in the Policy Fee Letter.

“Policy Provider” means Financial Guaranty Insurance Company, a New York stock insurance company.

“Policy Provider Agreement” means the Insurance and Indemnity Agreement, dated as of the date of issuance of the Certificates, among the Drawing Agent, the Issuer, the Guarantor, the Trustee, the Guarantor Trustee, the Pass Through Trustee and the Policy Provider.

“Policy Provider Default” means the occurrence of any of the following events: (a) the Policy Provider fails to make a payment required under the Policy in accordance with its terms and such failure remains unremedied for two Business Days following the delivery of Written Notice of such failure by the Trustee, the Guarantor Trustee, Cash Manager, Operating Bank or the Administrative Agent to the Policy Provider, or (b) the Policy Provider (i) files any petition or commences any case or proceeding under any provisions of any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors or (iii) has an order for relief entered against it under any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable, or (c) a court of competent jurisdiction, the New York Insurance Department or another competent judicial or regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Policy Provider or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Policy Provider (or taking of possession of all or any material portion of the Policy Provider’s property).

“Policy Provider Documents” means the Policy, the Policy Fee Letter, the Policy Provider Agreement and the Policy Provider Indemnification Agreement.

“Policy Provider Indemnification Agreement” means the Indemnification Agreement dated as of June 1, 2007 entered into among the Policy Provider, the Issuer, the Guarantor and the Initial Purchasers.

“Policy Provider Obligations” means all reimbursements and other amounts, including without limitation, fees, expenses, interest and indemnities, due to the Policy Provider hereunder, or under the Policy Provider Documents, all such amounts to be paid only as expressly provided hereunder and without duplication whether by reason of any rights of subrogation or otherwise.

“Policy Redemption Premium” has the meaning given to such term in the Policy Fee Letter.

“Pool Balance” has the meaning given to such term in the Pass Through Trust Agreement.

“Precedent Lease” has the meaning given to such term in Section 5.03(e) hereof.

“Primary Expenses” means all Expenses other than ACS Group Modification Payments and ACS Group Refinancing Expenses.

“Principal Conversion Election” has the meaning given to such term in Section 3.06(g) hereof.

“Prior Ranking Amounts” has the meaning given to such term in Section 3.08(a) hereof.

“Private Placement Legend” means the legend initially set forth on the Securities in the form set forth in Section 2.02(a) hereof.

“Prohibited Countries” has the meaning determined, from time to time, in accordance with Section 5.03(a) hereof.

“Purchase Agreement” means the Purchase Agreement dated as of the Initial Closing Date between the Bermudian Seller and the Issuer.

“Purchase Option” means a contractual option granted by the lessor or owner under an ACS Group Aircraft Agreement (including pursuant to a conditional sale agreement) as to the purchase of the applicable ACS Group Aircraft.

“Quarterly Report” has the meaning given to such term in Section 2.15(a) hereof.

“Rating Agency” means each of Moody’s and Standard & Poor’s and any other nationally recognized rating agency designated by the Issuers; provided that such organizations shall only be deemed to be a Rating Agency for purposes of this Indenture with respect to the Certificates they are then rating.

“Rating Agency Confirmation” means a prior written confirmation from each (unless specified otherwise) Rating Agency received by the Issuers and the Trustees that a specified action or event shall not result in the downgrade, qualification or withdrawal of such Rating Agency’s then current credit rating, if any, of any Certificates (such rating, in the case of the Certificates, as determined without regard to the Policy).

“Received Currency” has the meaning given to such term in Section 13.07(a) hereof.

“Receiver” means any Person or Persons appointed as (and any additional Person or Persons appointed or substituted as) administrative receiver, receiver, manager or receiver and manager.

“Record Date” means, with respect to each Payment Date, the close of business on the day that is 15 days prior to such Payment Date or, if 15 days has not passed since the Initial Closing Date, the Initial Closing Date, in any event whether or not such day is a Business Day.

“Redemption” has the meaning given to such term in Section 3.10(c) hereof.

“Redemption Date” means the date, which shall in each case be a Payment Date, on which Securities of any subclass are redeemed pursuant to Section 3.10 hereof.

“Redemption Premium” means in respect of any Initial Class A Security being redeemed in an Optional Redemption on any date, the Redemption Premium indicated for such Initial Security with respect to such date in the table below:

Redemption Date	Subclass A-1
On or after the Initial Closing Date	103%
On or after the date that is 11 months after the Initial Closing Date	102%
On or after the date that is 21 months after the Initial Closing Date	101%
On or after the date that is 31 months after the Initial Closing Date	100%

“Redemption Price” means an amount (determined as of the Calculation Date for the Redemption Date for any Redemption pursuant to Section 3.10(a) hereof) equal to:

(a) with respect to any Initial Class A Securities being redeemed and except as otherwise provided in clause (d) below, the product of the applicable Redemption Premium and the portion of the Outstanding Principal Balance being redeemed;

(b) with respect to any Securities being redeemed under Section 3.10(a) hereof after the giving of a Default Notice or the Acceleration of any of the Securities or under Section 3.10(b) hereof, the then Outstanding Principal Balance thereof; and

(c) with respect to any Securities other than the Initial Securities, as provided in the Board Resolution providing for the issuance of such Securities.

“Reference Agency Agreement” means the Reference Agency Agreement dated as of the Initial Closing Date, among the Issuers, the Reference Agent and the Cash Manager pursuant to which LIBOR is determined from time to time.

“Reference Agent” means the Person acting, at the time of determination, in the capacity of the Reference Agent under the Reference Agency Agreement. The initial Reference Agent is Deutsche Bank Trust Company Americas.

“Reference Date” means, with respect to each Accrual Period, the day that is two Business Days prior to the commencement of such Accrual Period.

“Refinancing” has the meaning given to such term in Section 2.10(a) hereof.

“Refinancing Account” has the meaning given to such term in Section 3.01(a) hereof.

“Refinancing Expenses” means all out-of-pocket costs and expenses Incurred in connection with an offering and issuance of Refinancing Securities and any corresponding refinancing of the Certificates.

“Refinancing Securities” means any subclass of Securities issued by the Issuer under this Indenture at any time and from time to time after the date hereof, in a Refinancing under Section 2.10 hereof.

“Register” has the meaning given to such term in Section 2.07(a) hereof.

“Registrar” has the meaning given to such term in Section 2.07(a) hereof.

“Regular Distribution Date” has the meaning given to such term in the Pass Through Trust Agreement.

“Regulation” has the meaning given to such term in Section 2.18 hereof.

“Related Collateral Document” means any letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under an ACS Group Lease.

“Related Documents” means the Administrative Agency Agreement, the Cash Management Agreement, each Eligible Credit Facility, this Indenture, the Guarantor Indenture, the ACS Group Securities, the Reference Agency Agreement, the Security Documents, the Policy Provider Documents, the Remarketing Services Agreements, the Back-Up Remarketing Services Agreement, the ACS Group Purchase Agreements and any other ACS Group Acquisition Agreement, any Hedge Agreements and any Hedge Guarantees.

“Re-leasing Expenses” means, with respect to any period, all out-of-pocket costs and expenses incurred by the ACS Group in connection with the re-leasing of ACS Group Aircraft during such period, including but not limited to the following:

(a) storage, maintenance, test flight, navigation, landing, ferry flights, shipping, fuel, reconfiguration, modification, refurbishment and repair expenses incurred in connection with the re-leasing of such ACS Group Aircraft during such period;

(b) insurance premiums, fees and expenses incurred by or on behalf of the ACS Group for possessed hull and liability insurance while such ACS Group Aircraft is off-lease during such period;

(c) expenses incurred in connection with the acceptance of delivery, and in connection with the transition of such ACS Group Aircraft, to such re-lease during such period; and

(d) outside legal counsel fees and expenses and other professional fees and expenses, and all court costs, filing fees, bonding costs and other expenses, and other governmental fees and costs related to any re-lease of such ACS Group Aircraft during such period;

provided that Re-leasing Expenses shall not include those expenses against which, under leases that require maintenance reserves to be paid, lessees customarily pay maintenance reserves.

“Relevant Information” means any information provided to the Cash Manager by any Service Provider or any other service provider retained from time to time by an ACS Group Member pursuant to the Related Documents.

“Remaining Aircraft” has the meaning given to such term in the Purchase Agreement or the Guarantor Purchase Agreement, as applicable.

“Remaining Aircraft Allocation Amount” has the meaning given to such term in Section 2.11 hereof.

“Remarketing Servicers” means, collectively, the Irish Remarketing Servicer and the Bermudian Remarketing Servicer.

“Remarketing Services Agreements” means, collectively, the Irish Remarketing Services Agreement and the Bermudian Remarketing Services Agreement.

“Renewal Lease” has the meaning given to such term in Section 5.03(e) hereof.

“Rental Account” has the meaning given to such term in Section 3.01(a) hereof.

“Rent Payment Reimbursement Amount” means, for any Aircraft to be Delivered, the Investment Earnings on the funds deposited in the related Aircraft Purchase Account received during the relevant Rent Transfer Period.

“Rental Payments” means all rental payments and other amounts equivalent to a rental payment payable by or on behalf of a Lessee under an ACS Group Lease, including payments under any Purchase Option.

“Rent Transfer Period ” means, for each Aircraft to be Delivered, the period from the Initial Closing Date and ending on (but excluding) the first Calculation Date thereafter and each successive period beginning on (and including) a Calculation Date and ending on (but excluding) the next succeeding Calculation Date.

“Replacement Credit Facility” means, for the Initial Credit Facility, an irrevocable revolving credit agreement (or agreements) in substantially the form of the Initial Credit Facility, including reinstatement provisions, or in such other form or forms (which may include a letter of credit, surety bond, swap, financial insurance policy or guaranty) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Certificates (before downgrading of such ratings, if any, as a result of the downgrading of the ratings of the replaced Initial Credit Facility Provider; such rating as determined without regard to the Policy) and, if not in form and substance substantially the same as the Initial Credit Facility as reasonably determined by the Policy Provider, that has been approved in writing by the Policy Provider, in a face amount (or in an aggregate face amount) equal to the then Maximum Commitment for the replaced Initial Credit Facility and issued by an Eligible Provider or Eligible Providers having an unsecured short-term or long-term (as the case may be) debt rating and a short-term or long-term (as the case may be) issuer credit rating, as the case may be, issued by Moody’s and Standard & Poor’s which are equal to or higher than the Threshold Rating (and consented to in writing by the Policy Provider if any such rating which is equal to the Threshold Rating shall not have a stable or positive outlook according to the Rating Agencies) or, with the written consent of the Policy Provider, such other ratings and qualifications as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Certificates (before the downgrading of such ratings, if any, as a result of the downgrading of the ratings of the replaced Initial Credit Facility Provider; such rating as determined without regard to the Policy). Without limitation of the form that a Replacement Credit Facility otherwise may have pursuant to the preceding sentence, a Replacement Credit Facility may have a stated expiration date earlier than 15 days after the Final Maturity Date of the ACS Group Subclass A-1 Securities so long as such Replacement Credit Facility provides for a Non-Extension Drawing as contemplated by Section 3.12(d).

“Replacement Credit Facility Provider” means a Person (or Persons) who issues a Replacement Credit Facility.

“Repossession Insurance” has the meaning given to such term in Section 5.03(g) hereof and Section 5.03(g) of the Guarantor Indenture.

“Required Amount” means, (a) initially (i) with respect to the Initial Credit Facility, zero; provided that, if a Downgrade Drawing, a Non-Extension Drawing or (for the purposes of Section 3.12(f)(ii) hereof and Article II of the Initial Credit Facility only) a Final Drawing shall have occurred, the “Required Amount” shall be the Maximum Commitment, and (ii) with respect to the Senior Cash Collateral Account, an amount equal to the Initial Reserved Cash therefor, and (b) thereafter, on any Payment Date, with respect to the Senior Cash Collateral Account, and any other Eligible Credit Facility, such amounts as designated in a Board Resolution and Guarantor Board Resolution (and for which a Rating Agency Confirmation has been received and prior written consent of the Policy Provider and the Initial Credit Facility Provider has been received), plus the increase, if any, in the Required Amount for any such Cash Collateral Account or Eligible Credit Facility provided for by the terms of any ACS Group Additional Securities or ACS Group Refinancing Securities.

“Required Expense Amount” means, with respect to each Payment Date, the amount of Expenses of the ACS Group due and payable on the Calculation Date relating to such Payment Date or reasonably anticipated to become due and payable before the next succeeding Payment Date, the accrual of which would be prudent in light of the size and timing of such Expenses, and with respect to any maintenance expenditures, before the third succeeding Payment Date, to the extent such Expenses consist of (a) Primary Expenses and (b) any ACS Group Modification Payments or ACS Group Refinancing Expenses in respect of which a Permitted Accrual was previously effected by a deposit in the Expense Account (whether or not any such deposit has been previously used to pay any other Primary Expense but excluding any portion of such deposit previously used to pay any ACS Group Modification Payments or ACS Group Refinancing Expenses) in each case after giving effect to any withdrawal from any Lessee Funded Account or any drawing upon a Related Collateral Document that is then available for the payment of any such Expense; provided, however, that the Required Expense Amount shall not include any Initial Expenses.

“Required Expenses Shortfall” has the meaning given to such term in Section 3.06(f) hereof.

“Requisition Compensation” means all monies or other compensation receivable by any ACS Group Member from any government, whether civil, military or de facto, or public or local authority in relation to an ACS Group Aircraft in the event of its requisition for title, confiscation, restraint, detention, forfeiture or compulsory acquisition or seizure or requisition for hire by or under the order of any government or public or local authority.

“Responsible Officer” means (a) with respect to the Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Assistant Vice President, Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Issuer, any Director and (c)

with respect to any Person providing an Eligible Credit Facility and the Cash Manager or any other Service Provider, any authorized officer of such Person.

“Restricted Security” means any Security bearing the Private Placement Legend.

“Secured Obligations” has the meaning given to such term in the Security Trust Agreement.

“Secured Parties” has the meaning given to such term in the Security Trust Agreement.

“Securities” means the Initial Securities, all Additional Securities, if any, all Refinancing Securities, if any, and all Securities, if any, issued in replacement or substitution of a Security, in each case, pursuant to this Indenture.

“Securities Account” has the meaning given to such term in Section 3.01(a) hereof.

“Securities Act” means the Securities Act of 1933.

“Security Deposit Account” has the meaning given to such term in Section 3.01(a) hereof.

“Security Documents” means the Security Trust Agreement and any document executed pursuant thereto, or otherwise, for the purpose of granting a security interest in any Collateral to the Security Trustee for the benefit of the Secured Parties or for the purpose of perfecting such security interest.

“Security Interests” means the security interests granted or expressed to be granted in the Collateral pursuant to the Security Trust Agreement.

“Security Trust Agreement” means the Security Trust Agreement dated as of the Initial Closing Date, among the Issuers, the Security Trustee, the Cash Manager, the Operating Bank and each other party thereto.

“Security Trustee” means the Person appointed, at the time of determination, as the trustee for the benefit of the Secured Parties pursuant to Section 5.01 of the Security Trust Agreement. The initial Security Trustee is Deutsche Bank Trust Company Americas.

“Segregated Funds” means, with respect to each ACS Group Lease, (a) all security deposits provided for under such ACS Group Lease that have been received from the relevant Lessee or pursuant to the relevant ACS Group Acquisition Agreement with respect to such ACS Group Lease, (b) any security deposit pledged to the relevant Lessee by an ACS Group Member and (c) all other funds, including any maintenance reserves, received from the relevant Lessee or pursuant to the relevant ACS Group Acquisition Agreement with respect to such ACS Group Lease and in each case of clause (a), (b) and (c) not permitted, pursuant to the terms of such ACS Group Lease, to be commingled with the funds of the ACS Group.

“Sellers” means the Irish Sellers and the Bermudian Seller and any Affiliates thereof that are sellers of (i) a Company or U.S. Trust or (ii) entities that own an Additional Aircraft or a related Aircraft Interest, in each case to an ACS Group Member.

“Senior Cash Collateral Account” has the meaning given to such term in Section 3.01(a) hereof. The Senior Cash Collateral Account is an Eligible Credit Facility.

“Senior Cash Collateral Event” has the meaning given to such term in Section 3.01(p) hereof.

“Senior Claim” means, with respect to any Obligations (other than Expenses), all other Obligations the payment of which constitutes a Prior Ranking Amount with respect thereto.

“Senior Claimant” means the holder of a Senior Claim.

“Senior Class” means (a) with respect to the Securities, so long as any Class A Securities are Outstanding, the Class A Securities and (b) with respect to the Guarantor Securities, (i) so long as any Guarantor Class A Securities are Outstanding, the Guarantor Class A Securities, (ii) after the Guarantor Class A Securities have been paid in full but so long as any Class A Securities are Outstanding, the Class A Securities and (iii) after the Guarantor Class A Securities have been paid in full, the Class E Securities.

“Senior Hedge Payment” means, on any Payment Date, a net payment to a Hedge Provider by any ACS Group Member (including, but not limited to, any Hedge Breakage Costs payable by any ACS Group Member to a Hedge Provider if such Hedge Breakage Costs result from an early termination of the related Hedge Agreement, except any Voluntary Hedge Breakage Cost to the extent the sum of all Voluntary Hedge Breakage Costs shall exceed the Voluntary Hedge Breakage Cost Threshold), other than any Subordinated Hedge Payment.

“Senior Hedge Payments Shortfall” has the meaning given to such term in Section 3.06(f) hereof.

“Senior Trustee” means the Trustee of the Senior Class; provided that if the same Person shall not be the Trustee of each of the subclasses of the Senior Class, then the Senior Trustee shall be the Trustee of the subclass of such Securities with the lowest numerical designation then Outstanding. If as a result of the foregoing, the Senior Trustee and the Operating Bank are not the same Person, the Senior Trustee shall assume the obligations of the Operating Bank under, and become a party to, the Security Trust Agreement.

“Service Provider” means each of the Operating Bank, the Remarketing Servicers, the Back-Up Remarketing Servicer, the Trustee, the Guarantor Trustee, the Security Trustee, any Authorized Agent, the Administrative Agent, the Cash Manager, the Bermudian Secretarial Services Provider, the Irish Secretarial Services Provider, the Drawing Agent and the Reference Agent.

“Shareholders” means the holder(s) of the shares of the Issuer as shall be notified from time to time by the Issuer to the Trustee and the Guarantor Trustee.

“Shareholders Account” has the meaning given to such term in Section 3.01(a) hereof.

“Special Distribution Date” has the meaning given to such term in the Pass Through Trust Agreement.

“Special Indemnity Payments” means (a) any indemnity amounts owing at any time and from time to time by the Issuer or the Guarantor to the Initial Purchasers under the Certificates Purchase Agreement, to the Remarketing Servicer under Section 12.01 of the applicable Remarketing Services Agreement (exclusive of such indemnities owing to the Back-Up Remarketing Servicer), to the Policy Provider under the Policy Provider Indemnification Agreement or to the Initial Credit Facility Provider under Sections 3.01 and 3.09 of the Initial Credit Facility, (b) any other indemnity amounts owing at any time and from time to time to any other Person (other than the Back-Up Remarketing Servicer) party to a Related Document which arise from violations of the Securities Act, the U.S. Securities Exchange Act of 1934, as amended or any other securities law and (c) any indemnification amounts (including without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to, the Trustee, any Director, any Guarantor Director, the Security Trustee, the Operating Bank, any Authorized Agent, the Charitable Trustee, the Pass Through Trustee and any other Service Provider that are not payable as Expenses.

“Specified Aircraft” means the ACS Group Initial Aircraft with respect to which the Lessee under the related ACS Group Lease shall have entered into a Novation with respect to such ACS Group Lease.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“State of Registration” means, in relation to an Aircraft at any time, the country or state on whose national register such Aircraft is registered at that time under the laws of such country or state in accordance with the applicable provisions of any Lease relating to such Aircraft or, in the absence of any such provisions, Applicable Law.

“Stated Expiration Date” has the meaning given to such term in Section 3.12(d) hereof.

“Stated Rate of Interest” means (i) with respect to each subclass of ACS Group Securities (other than Class E Securities), the interest rate set forth in such ACS Group Securities and (ii) with respect to the Certificates, has the meaning given to such term in the Pass Through Trust Agreement, plus, in the case of clauses (i) and (ii) above, after the Expected Final Payment Date, 0.05% per annum.

“Subclass A-1 Securities” means the Initial Securities that are designated “Subclass A-1 Securities” under this Indenture, all Additional Securities, if any, so designated, all Refinancing Securities, if any, so designated and all Securities, if any, issued in replacement or substitution therefor, in each case, pursuant to this Indenture.

“Subclass E-1 Securities” means the Guarantor Initial Securities that are designated Subclass E-1 Securities, all Guarantor Additional Securities, if any, so designated, all Guarantor Refinancing Securities, if any, so designated and all Guarantor Securities, if any, issued in replacement or substitution therefor, in each case, pursuant to the Guarantor Indenture.

“Subordinated Claim” means a claim that is subordinate in right of payment to each Senior Claim as provided in Section 3.08 hereof.

“Subordinated Claimant” means the holder of a Subordinated Claim.

“Subordinated Hedge Payments” means any amounts payable by any ACS Group Member to a Hedge Provider that are (a) subordinated in accordance with the relevant Hedge Agreement (including, but not limited to, any Hedge Breakage Costs payable by any ACS Group Member to a Hedge Provider if such Hedge Breakage Costs result from an early termination of the related Hedge Agreement with respect to which such Hedge Provider is the “Defaulting Party” or, to the extent subordinated in any Hedge Agreement, an “Affected Party” (as such terms are defined in the related Hedge Agreement)) and (b) Voluntary Hedge Breakage Costs that are not payable as Senior Hedge Payments.

“Subordinated Representative” means, as applicable, the Trustee with respect to any Subordinated Claim consisting of any subclass of Securities of which it is the Trustee and any other Person acting as the representative of one or more Subordinated Claimants.

“Substitute Aircraft” has the meaning given to such term in the Purchase Agreement or the Guarantor Purchase Agreement, as applicable, and that has been approved by the Policy Provider.

“Swaption” means any option agreement with respect to a Hedge Agreement.

“Taxes” mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs Incurred or imposed with respect thereto) imposed or otherwise assessed by any Governmental Authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

“Termination Notice” has the meaning given to such term in the Initial Credit Facility.

“Third Party Event” has the meaning given to such term in Section 5.03(b) hereof.

“Threshold Rating” means the short-term issuer credit rating of A-1 by Standard & Poor’s (or, in the absence of a short-term issuer credit rating by Standard & Poor’s, a long-term issuer credit rating of A+ by Standard & Poor’s) and a short-term unsecured debt rating of P-1 by

Moody’s (or, in the absence of a short-term unsecured debt rating by Moody’s, a long-term unsecured debt rating of A1 by Moody’s).

“Tombo Aircraft” means those certain Boeing 757-200 Initial Aircraft bearing manufacturer’s serial numbers 24330 and 24331.

“Tombo Lease” means each lease of a Tombo Aircraft between Tombo Aviation Inc. and China Southern Airlines Company Limited.

“Total Loss” means, with respect to any ACS Group Aircraft (a) if the same is subject to an ACS Group Lease, a Casualty Occurrence, Total Loss or Event of Loss (each as defined in such ACS Group Lease) or the like (however so defined); or (b) if the same is not subject to an ACS Group Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) its requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a requisition for hire for a temporary period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 30 consecutive days or longer. A Total Loss with respect to any ACS Group Aircraft shall be deemed to occur on the date on which such Total Loss is deemed pursuant to the relevant ACS Group Lease to have occurred or, if such Lease does not so deem or the relevant ACS Group Aircraft is not subject to an ACS Group Lease, (A) in the case of an actual total loss or destruction, damage beyond repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant ACS Group Aircraft was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition for title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of a Total Loss); or (E) in the case of clause (iv) above, the final day of the period of 30 consecutive days referred to therein.

“Total Loss Proceeds” means, in relation to an ACS Group Aircraft, the total net proceeds of the insurance and reinsurance paid in respect of a Total Loss thereof and includes, in the case of a Total Loss of an airframe which does not involve the Total Loss of all Engines or Parts installed thereon at the time when such Total Loss occurred, the net sale proceeds of any such surviving Engines or Parts.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb), as in effect on the date this Indenture was executed, except as provided in Section 9.05 hereof.

“Trustee” means, with respect to each subclass of Securities the Person appointed, at the time of determination, as the trustee of such subclass of Securities in accordance with this

Indenture. The initial Trustee for each subclass of Securities is Deutsche Bank Trust Company Americas.

“Trustees” means, collectively, the Trustee and the Guarantor Trustee.

“Unrestricted Security” means any Security not bearing the Private Placement Legend.

“U.S.” means the United States of America.

“U.S. GAAP” means generally accepted accounting principles in the United States.

“U.S. Government Obligations” has the meaning given to such term in Section 12.02(a) hereof.

“U.S. Trust” has the meaning given to such term in the Purchase Agreement.

“Voluntary Hedge Breakage Costs” means any amounts payable by any ACS Group Member to a Hedge Provider as a result of any early termination (however described or defined therein) of any Hedge Agreement other than (a) any Subordinated Hedge Payment described in clause (a) of the definition thereof, (b) any such amounts payable as a result of any such early termination following the occurrence of (i) an “Event of Default” under the applicable Hedge Agreement, (ii) an event described in Section 5(b)(i) of any ISDA 2002 Master Agreement (or comparable provisions of any other Hedge Agreement) entered into by any ACS Group Member or (iii) an Additional Termination Event (as defined in the Initial Hedge Schedule) of the type described in clauses (i), through (x) (inclusive) of the definition thereof (or comparable provisions in any other schedule to a Hedge Agreement entered into by any ACS Group Member) and (c) during the period prior to the fifth anniversary of the Initial Closing Date, any such amount to the extent there are sufficient funds to pay such amount in full on the immediately succeeding Payment Date as if such amount was a Subordinated Hedge Payment pursuant to the priority of payments set forth in Section 3.08(a), provided that, upon the election of the Issuer (which shall be exercised by a Written Notice from the Administrative Agent), any such amount shall be deemed to be a Voluntary Hedge Breakage Cost notwithstanding that such amount satisfies clause (c) above.

“Voluntary Hedge Breakage Cost Threshold” means $100,000,000.

“War Risk Coverage” has the meaning given to such term in Exhibit D hereto.

“Written Notice” means, with reference to the Issuer, the Trustee, the Cash Manager, the Operating Bank, the Administrative Agent or the provider of any Eligible Credit Facility, a written instrument executed by a Responsible Officer of such Person.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP.

(b) The terms “herein”, “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

(c) Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Indenture.

(d) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.

(e) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

(f) Unless otherwise indicated, references to a subclass of Securities, Guarantor Securities or ACS Group Securities shall be to the Subclass A-1 Securities, the Guarantor Subclass A-1 Securities or the ACS Group Subclass A-1 Securities, respectively, the Subclass E-1 Securities or to a subclass of Refinancing Securities, Guarantor Refinancing Securities or ACS Group Refinancing Securities or Additional Securities, Guarantor Additional Securities or ACS Group Additional Securities; and references to a class of Securities, Guarantor Securities or ACS Group Securities shall be to the Class A Securities, the Guarantor Class A Securities or the ACS Group Class A Securities or the Class E Securities or to a class of Refinancing Securities, Guarantor Refinancing Securities or ACS Group Refinancing Securities or Additional Securities, Guarantor Additional Securities or ACS Group Additional Securities.

(g) References in this Indenture to an agreement or other document (including this Indenture) include references to such agreement or document as amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Indenture with regard to any such amendment, replacement or modification), and the provisions of this Indenture apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.

(h) References in this Indenture to Section 3.01 through Section 3.08 and Section 3.12 through Section 3.15 shall include reference to the equivalent Section 3.01 through Section 3.08 and Section 3.12 through Section 3.15 of the Guarantor Indenture.

(i) References in this Indenture to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.

(j) References in this Indenture to the Securities of any class or subclass include the conditions applicable to the Securities of such class or subclass; and any reference to any amount of money due or payable by reference to the Securities of any class or subclass shall include any sum covenanted to be paid by the Issuer under this Indenture.

(k) References in this Indenture to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Indenture.

(l) Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Related Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly.

(m) Where the Bermudian Remarketing Servicer or any replacement remarketing servicer (including the Back-Up Remarketing Servicer) or the Administrative Agent or any replacement administrative agent are performing or may perform lease management and/or remarketing services pursuant to a Related Document in relation to one or more different Aircraft at the same time, a reference in this Indenture to the “Remarketing Servicer” or the “Administrative Agent”, as applicable, shall be construed as a reference to each of the Bermudian Remarketing Servicer or replacement remarketing servicer, as the case may be, or Administrative Agent or replacement administrative agent, as applicable, and the rights and obligations of the parties hereto shall be construed accordingly.

Section 1.03 Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signers thereof, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or any indenture supplemental hereto shall include:

(a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Indenture relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.04 Acts of Holders. (a) Any direction, consent, waiver or other action provided by this Indenture in respect of the Securities of any subclass to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, to each Rating Agency where it is hereby expressly required pursuant to this Indenture and to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee or the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association, trustee of a trust or member of a partnership, on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

(c) In determining whether the Holders have given any direction, consent, request, demand, authorization, notice, waiver or other Act (a “Direction”), under this Indenture, Securities owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Securities of any subclass Outstanding, such Securities shall not be so disregarded as aforesaid, and (ii) if any amount of Securities of such subclass so owned by any such Person have been pledged in good faith, such Securities shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer or any Affiliate of the Issuer.

(d) The Issuer may at its option, by delivery of Officers’ Certificates to the Trustee, set a record date other than the Record Date to determine the Holders in respect of the Securities of any subclass entitled to give any Direction in respect of such Securities. Such record date shall be the record date specified in such Officer’s Certificate which shall be a date not more than 30 days prior to the first solicitation of Holders in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Holders of record of the applicable subclass at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities of such subclass have authorized or agreed or consented to such Direction, and for that purpose the Outstanding Securities of such subclass shall be computed as of such record date; provided that no such Direction by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.

(e) Any Direction or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

ARTICLE II

THE SECURITIES

Section 2.01 Authorized Amount; Terms; Form; Execution and Delivery. (a) The Outstanding Principal Balance of any subclass of Securities which may be authenticated and delivered from time to time under this Indenture shall not exceed the initial Outstanding Principal Balance set forth for such subclass of Securities in the definition thereof or, with respect to any subclass of Refinancing Securities or Additional Securities, authorized in one or more Board Resolutions; provided that at no time may the Outstanding Principal Balance of any subclass of Refinancing Securities exceed the Redemption Price of the subclass of Securities being refinanced thereby plus Refinancing Expenses relating thereto, any Policy Premium and any Policy Redemption Premium, if any, due and payable to the Policy Provider and any amount to be deposited in a Cash Collateral Account for such Refinancing Securities; and provided further that any Additional Securities shall be issued in accordance with Section 2.12 hereof. All Securities of any class or subclass need not be issued at the same time and any class or subclass of Securities may be reopened, without the consent of any Holder, for issuances of Additional Securities or Refinancing Securities of such class or subclass, subject in all cases to Sections 2.10, 2.12, 3.09, 3.11 and 5.02 hereof and any other applicable provision of this Indenture.

The Initial Securities issuable hereunder on the Initial Closing Date shall be issued in two subclasses. The Initial Securities shall be designated the Subclass A-1 Securities.

Interest shall accrue on any subclass of the Floating Rate Securities from the relevant Closing Date and shall be computed for each Accrual Period on the basis of a 360-day year and the actual number of days elapsed in such Accrual Period on the Outstanding Principal Balance of such Security. Interest shall accrue on any subclass of the Fixed Rate Securities from the relevant Closing Date and shall be computed for each Accrual Period on the basis of a 360-day year and one-twelfth of an annual interest payment on the Outstanding Principal Balance and, in the case of the first Accrual Period and any incomplete Accrual Period, on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such Accrual Period.

Any amount of premium or interest on any subclass of Securities not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Rate of Interest for such Securities from the date when due until such amount is paid or duly provided for, due and payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section 3.08 hereof.

(b) There shall be issued and delivered and authenticated on the relevant Closing Date, to each of the Holders, Securities in the principal amounts and maturities and bearing the interest rates, in each case in definitive, certificated, registered form as described herein or in any indenture supplemental hereto, and substantially in the form set forth in the applicable exhibit to this Indenture or in any indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange on which such Securities may be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Director executing such Securities, such determination by the Director to be evidenced by his or her execution of the Securities.

Securities of each subclass shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Director executing such Securities, as evidenced by his or her execution of such Securities.

Each subclass of Securities shall be offered and sold in reliance on Section 4(2) of the Securities Act and shall be duly executed by the Issuer, authenticated by the Trustee and held by the Pass Through Trustee as hereafter provided.

(c) On the date of any Refinancing, the Issuer shall issue and deliver as provided in Section 2.10 hereof an aggregate principal amount of Refinancing Securities having the maturities and bearing the interest rates and such other terms authorized by one or more Board Resolutions or in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities, in each case in accordance with such Section 2.10.

(d) On the date of the issuance, if any, of any Additional Securities, the Issuer shall issue and deliver, as provided in Sections 2.12 and 5.02(f) hereof, an aggregate principal amount of Additional Securities having the maturities and bearing the interest rates and such other terms authorized by one or more Board Resolutions or in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities, in each case in accordance with such Section 2.12.

(e) The Securities shall be executed on behalf of the Issuer by the manual or facsimile signature of a Director or other authorized officer of the Issuer.

(f) Each Security bearing the manual or facsimile signatures of any individual who was at the time such Security was executed a Director or other authorized officer of the Issuer shall bind the Issuer, notwithstanding that any such individual has ceased to hold such office prior to the authentication and delivery of such Securities or any payment thereon.

(g) At any time and from time to time after the execution of any Securities, the Issuer may deliver such Securities to the Trustee for authentication and, upon receipt of a written instruction by the Issuer, subject to the provisions of clause (h) below, the Trustee shall authenticate such Securities by manual or facsimile signature upon receipt by it of written orders of the Issuer. The Securities shall be authenticated on behalf of the Trustee by any Responsible Officer of the Trustee.

(h) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been executed on behalf of the Issuer as provided in clause (e) above and authenticated by or on behalf of the Trustee as provided in clause (g) above. Such signatures shall be conclusive evidence that such Security has been duly executed and authenticated under this Indenture. Each Security shall be dated the date of its authentication.

(i) The Issuer shall execute and the Trustee shall, in accordance with this Section 2.01, authenticate the Securities and, in the case of the Class A Securities, the Registrar shall register the Securities in the name of the Pass Through Trustee and the Trustee shall deliver the Securities to the Pass Through Trustee.

Section 2.02 Restrictive Legends . (a) Except as specified in Section 2.13(a) hereof, each Security (and all Securities issued in exchange therefor or upon registration of transfer or substitution thereof) shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

(b) Each Security (except as provided in Section 2.13(a)) shall also bear the following legend on the face thereof:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

(c) Each Security shall also bear the following legend on the face thereof:

EACH PURCHASER OR TRANSFEREE OF THIS SECURITY OR ANY INTEREST HEREIN WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE THAT EITHER: (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE

CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE THIS SECURITY OR ANY INTEREST HEREIN; OR (B) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY OR ANY INTEREST HEREIN BY THE HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.

Section 2.03 Registrar and Paying Agent. (a) With respect to each subclass of Securities, there shall at all times be maintained by the Registrar (i) an office or agency in the location set forth in Section 13.05 hereof where Securities of such subclass may be presented or surrendered for registration of transfer or for exchange, (ii) an office or agency in the location set forth in Section 13.05 (other than Ireland) for payment of Securities of any subclass (each, a “Paying Agent”) and (iii) an office or agency where notices and demands in respect of the payment of such Securities may be served. For so long as any Securities are listed on the Alternative Securities Market of the Irish Stock Exchange, the Issuer shall appoint and maintain a Paying Agent in Ireland (the “Irish Paying Agent”). Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Issuer and the Holders of such subclass. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

(b) Each Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any state or territory thereof or of the District of Columbia, with a combined capital and surplus of at least $75,000,000 (or having a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter Incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000) and shall be authorized under the laws of the United States or any state or territory thereof to exercise corporate trust powers, subject to supervision by Federal or state authorities (such requirements, the “Eligibility Requirements”). The Trustee shall initially be a Paying Agent and Registrar hereunder with respect to the Securities of each subclass.

(c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

(d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Issuer may, and at the request of the Trustee shall,

at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or if at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed by the Trustee), the Issuer shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Issuer shall give written notice of any such appointment made by it to the Trustee; and in each case the Trustee shall mail notice of such appointment to all Holders of the related subclass as their names and addresses appear on the Register for such subclass.

(e) The Issuer agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses to be agreed to pursuant to separate agreements with each such Authorized Agent.

Section 2.04 Paying Agent to Hold Money in Trust. The Trustee shall require each Paying Agent other than the Trustee to agree in writing that all moneys deposited with any Paying Agent for the purpose of any payment on the Securities or to the Policy Provider shall be deposited and held in trust for the benefit of the Holders (with regard to payments on the Securities) entitled to such payment, or the Policy Provider, as the case may be, subject to the provisions of this Section. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders with respect to which such money was deposited.

The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 2.05 Method of Payment. (a) On each Payment Date, the Trustee shall, or shall instruct the Paying Agent (other than the Irish Paying Agent) to, pay, to the extent of the Available Collections therefor transferred to a Securities Account, to the Holders as of the Record Date for such Payment Date all principal or Redemption Price of, and interest on the Securities of each subclass (other than payments received following an Event of Default in respect of any subclass of Securities); provided that in the event and to the extent receipt of any payment is not confirmed by the Trustee or Paying Agent (other than the Irish Paying Agent) by 1:00 p.m. (New York time) on such Payment Date or any Business Day thereafter, distribution thereof shall be made on the Business Day following the Business Day such payment is received.

(b) Any payments on a Payment Date with respect to the Class A Securities shall be made by wire transfer to or as instructed by the Pass Through Trustee at least five Business Days before the applicable Payment Date so long as it is the Holder thereof. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Holder other than the Pass Through Trustee of one or more Class A Securities of such subclass having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Holder at a financial institution in New York, New York.

(c) The final payment for each subclass of Securities shall be made only upon presentation and surrender of the Securities of such subclass by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent (other than the Irish Paying Agent) specified in the notice of such final payment given by the Trustee or Paying Agent. The Trustee or Paying Agent shall mail such notice of the final payment of such subclass to each of the Holders of such subclass, specifying the date and amount of such final payment no later than five Business Days prior to such final payment and such notice shall also be published by the Irish Paying Agent by such publication as the Alternative Securities Market of the Irish Stock Exchange may require and in such other publication as the Irish Paying Agent may determine to comply with its obligations hereunder.

Section 2.06 Minimum Denomination. Each subclass of Class A Securities shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

Section 2.07 Transfer and Exchange; Cancellation. (a) The Trustee agrees with the Issuer that the Trustee shall keep a register (herein referred to as the “Register”) in which provisions shall be made for the registration of Securities and the registration of transfers of Securities and a record of the dates and payments made with respect to the Securities. The Register shall be kept at the Corporate Trust Office, and the Trustee is hereby appointed “Registrar” for the purpose of registering Securities and transfers of Securities as herein provided. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture, including, without limitation, the provisions of this Section 2.07. No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register.

(b) Upon surrender for registration or transfer of any Security at the Corporate Trust Office, the Issuer shall execute, upon the written request of such Holder, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same class and of a like aggregate principal amount. At the option of a Holder, its Securities may be exchanged for other Securities of the same class of any authorized denomination, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the Corporate Trust Office. Each new Class A Security issued upon transfer or exchange shall be in a principal amount of at least $100,000 (and, if less, the then unpaid principal amount thereof) and dated the date or dates to which interest on the Security surrendered shall have been paid or, if no such interest shall have been paid, the applicable date of issuance. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. When Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions are met (including, in the case of a transfer, that such Securities are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). In addition, the Trustee may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act of 1933, as amended. The Trustee shall make a notation on each new Security or Securities of the amount of all payments of principal previously made on the old Security or Securities with respect to which such new Security is issued and the date to which interest accrued on such old Security or Securities has been paid.

(c) Prior to the due presentment for registration of transfer of a Security, the Issuer and the Trustee may deem and treat the applicable registered Holder as the absolute owner and Holder of such Security for the purpose of receiving payment of all amounts payable with respect to such Security and for all other purposes and shall not be affected by any notice to the contrary.

(d) The Issuer shall not be required to exchange any surrendered Securities as above provided during the 15 calendar day period preceding the due date of any payment on such Securities. The Issuer shall not be required to exchange or register the transfer of any Securities as above provided during the 15 calendar days preceding the Final Maturity Date of any such Securities or during the 15 calendar days preceding the first mailing of any notice of Redemption or Refinancing of Securities to be redeemed or refinanced. The Issuer shall not be required to exchange or register the transfer of any Securities that have been selected, called or are being called for Redemption or Refinancing except, in the case of any Securities where notice has been given that such Securities are to be redeemed in part, the portion thereof not so to be redeemed.

(e) A Security may not be exchanged for another Security other than as provided in this Section 2.07 and Section 2.08 hereof.

(f) The Issuer at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time (subject to the record retention requirements of the Exchange Act) any such Securities, together with any other Securities surrendered to it for registration of transfer, exchange or payment.

Section 2.08 Mutilated, Destroyed, Lost or Stolen Securities. If any Security shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Holder thereof and presentation of the Security or satisfactory evidence of destruction, loss or theft thereof to the Trustee or Registrar (including, in the case of Securities listed on the Alternative Securities Market of the Irish Stock Exchange, at the offices of the co-registrar in Ireland, if any), issue, and the Trustee shall authenticate and deliver in exchange therefor or in replacement thereof, a new Security of the same subclass, payable to such Holder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the date of its authentication. If the Security being replaced has become mutilated, such Security shall be surrendered to the Trustee or a Registrar and forwarded to the Issuer by the Trustee or such Registrar. If the Security being replaced has been destroyed, lost or stolen, the Holder thereof shall furnish to the Issuer, the Trustee or a Registrar (i) such security or indemnity as may be required by them to save the Issuer, the Trustee and such Registrar harmless and (ii) evidence satisfactory to the Issuer, the Trustee and such Registrar of the destruction, loss or theft of such Security and of the ownership thereof. The Holders will be required to pay any tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the fees and expenses of the Trustee and any Registrar) connected therewith.

Section 2.09 Payments of Transfer Taxes. Upon the transfer of any Security or Securities pursuant to Section 2.07 hereof, the Issuer or the Trustee may require from the party requesting such new Security or Securities payment of a sum to reimburse the Issuer or the Trustee for, or to provide funds for the payment of, any transfer Tax or similar governmental charge payable in connection therewith.

Section 2.10 Refinancing of Securities. (a) Subject to Section 2.01(a) hereof, paragraphs (b) and (c) below and Section 5.02(f)(ii) hereof, the Issuer may issue Refinancing Securities pursuant to this Indenture for the purpose of refinancing the Outstanding Principal Balance of any subclass of Securities (including refinancings of Refinancing Securities). Each refinancing of any subclass of Securities with the proceeds of an offering of Refinancing Securities (a “Refinancing”) shall be authorized pursuant to one or more Board Resolutions and shall be effected only following receipt of a Rating Agency Confirmation and upon obtaining the prior written consent of the Policy Provider (unless a Policy Non-Consent Event has occurred or will occur in connection with such Refinancing) and the Initial Credit Facility Provider (unless an Initial Credit Facility Non-Consent Event has occurred or will occur in connection with such Refinancing). Each Refinancing Security shall constitute a “Security” for all purposes under this Indenture, and shall have the class or subclass designation and such further designations added or incorporated in such title as specified in the related Board Resolutions, in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities, as the case may be.

(b) A Refinancing of any subclass of Securities in whole or in part may occur on any Payment Date after the Initial Closing Date and shall be effected as an Optional Redemption pursuant to Section 3.10 hereof. On the date of any Refinancing, the Issuer shall issue and sell an aggregate principal amount of Refinancing Securities not to exceed the Redemption Price of the Securities being refinanced thereby and any accrued and unpaid interest plus the Refinancing Expenses relating thereto, any Policy Premium and Policy Redemption Premium due and payable to the Policy Provider and any amount to be deposited in any Cash Collateral Account for such Refinancing Securities. The proceeds of each sale of Refinancing Securities shall be used to make the deposit required by Section 3.10(d) hereof, to pay such Refinancing Expenses, such Policy Premium and Policy Redemption Premium and to fund such Cash Collateral Account.

(c) Each Refinancing Security shall contain such terms as may be established in or pursuant to the related Board Resolution (subject to Section 2.01 hereof), in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities to the extent permitted below, and shall have the same ranking pursuant to Section 3.08 hereof with respect to all other Obligations as the Securities of the class to which such Refinancing Securities belong (and, with respect to other subclasses of such class, as provided in Section 3.09 hereof). No less than seven Business Days, prior to any Refinancing, any or all of the following, as applicable, with respect to the related issue of each subclass of Refinancing Securities shall have been determined by the Issuer and set forth in such Board Resolutions, in any indenture supplemental hereto or specified in the form of such Securities, as the case may be:

(i) the Securities to be refinanced by such Refinancing Securities;

(ii) the aggregate principal amount of such Refinancing Securities that may be issued;

(iii) the proposed date of such Refinancing;

(iv) the Expected Final Payment Date and the Final Maturity Date of such Refinancing Securities;

(v) whether such Refinancing Securities are to have the benefit of any Eligible Credit Facility and, if so, the amount and other terms thereof and/or any increase in the Required Amount for any Cash Collateral Account;

(vi) the rate at which such Refinancing Securities shall bear interest or the method by which such rate shall be determined;

(vii) if other than denominations of $100,000 or higher integral multiples of $1,000 (with respect to Class A Securities), the denomination or denominations in which such Refinancing Securities shall be issuable;

(viii) whether such Refinancing Securities are to be issuable initially in registered or global form and, if global, whether holders of any such global Refinancing Security may exchange such Securities for Refinancing Securities of the same class or subclass and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.07 hereof, and the circumstances under which and the place or places where any such exchanges may be made;

(ix) any adjustments to be made, consistent with Sections 3.09 and 3.11 hereof, to the applicable Note Pool Factors or Extended Note Pool Factors as a result of the issuance of such Refinancing Securities;

(x) the class and subclass of Securities to which such Refinancing Securities belong;

(xi) whether such Refinancing Securities are to be Covered Class A Securities; and

(xii) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to such Refinancing Securities (which terms shall comply with

Applicable Law and not be inconsistent with the requirements or restrictions of this Indenture, including Section 5.02(f)(ii) hereof).

If any of the terms of any issue of Refinancing Securities are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee setting forth the terms of such Refinancing Securities.

(d) In connection with any Refinancing of the Subclass A-1 Securities or any other subclass of Covered Class A Securities that has occurred with the prior written consent of the Policy Provider, each of the Policy and the Policy Provider Agreement shall be amended to cover the corresponding class of Certificates relating to such subclass of Covered Class A Securities and the Policy Provider shall deliver a new Policy or amended Policy, as applicable, to the Drawing Agent; provided that if the Refinancing Securities of such Refinancing will not be Covered Class A Securities, no amendment of the Policy and the Policy Provider Agreement shall be required and no delivery of an amended Policy or new Policy shall be required; provided further that, notwithstanding anything to the contrary herein, Class A Securities that are not Covered Class A Securities may not be issued while the Policy remains outstanding. In connection with the amendment of the Policy to cover the Certificates relating to the Refinancing Securities, the Policy Provider agrees to deliver to the Issuer, the Guarantor and Drawing Agent, on or prior to the date of Refinancing, legal opinions and corporate documents in respect of the amended Policy, substantially similar in form, scope and substance to the legal opinions and corporate documents delivered by the Policy Provider on the Initial Closing Date. The Policy Provider agrees that its rights of reimbursement in respect of the Policy Drawings under the amended Policy will be the same as its rights of reimbursement set forth in Section 3.08 and premium payable in respect of the amended Policy shall be on the same basis and terms as the Policy Premium and the Policy Redemption Premium paid in respect of the Policy issued on the Initial Closing Date (unless otherwise agreed to by the Issuer, the Guarantor and the Drawing Agent and the Policy Provider).

(e) In connection with any Refinancing of a subclass of Class A Securities that has occurred with the prior written consent of the Initial Credit Facility Provider, the Initial Credit Facility if so required by the terms of such Refinancing shall be amended to cover such subclass of Class A Securities and the Initial Credit Facility Provider shall deliver a new Eligible Credit Facility or amended Initial Credit Facility, as applicable, to the Trustee. In connection with the amendment of the Initial Credit Facility to cover the Refinancing Securities, the Initial Credit Facility Provider agrees to deliver to the Issuer and the Guarantor, on or prior to the date of Refinancing, legal opinions and corporate documents in respect of the amended Initial Credit Facility, substantially similar in form, scope and substance to the legal opinions and corporate documents delivered by the Initial Credit Facility Provider on the Initial Closing Date. The Initial Credit Facility Provider agrees that its rights of reimbursement in respect of the drawings under the amended Initial Credit Facility will be the same as its rights of reimbursement set forth in Section 3.08, and fees payable in respect of the amended Initial Credit Facility shall be on the same basis and terms as the fees paid in respect of the Initial Credit Facility entered into on the Initial Closing Date.

(f) In connection with any Refinancing, the Issuer shall pay to all parties to the Related Documents all reasonable costs and expenses related thereto.

(g) Notwithstanding anything to the contrary herein, the issuance of Class A Securities that are not Covered Class A Securities shall be subject to the following conditions precedent:

(i) the payment in full of all outstanding Policy Provider Obligations to the Policy Provider; and

(ii) the return of the Policy to the Policy Provider for cancellation and termination.

Section 2.11 Delivery of Remaining Aircraft. Upon receipt by the Trustee of a certificate executed by a Director stating (i) that a Remaining Aircraft has been delivered under and in accordance with the Purchase Agreement, (ii) that no waiver of the conditions specified in Clauses 4.1.1, 4.1.2, 4.1.3, 4.2, 14.2 and 14.3 of the Purchase Agreement has occurred with respect to such Remaining Aircraft (or the relevant Company) without the receipt of a Rating Agency Confirmation and the prior written consent of the Policy Provider and the Initial Credit Facility Provider, and (iii) the amount of cash payable from the Aircraft Purchase Account allocable to such Remaining Aircraft, as set forth in column V of Exhibit A to the Purchase Agreement, net of the amounts provided for in the Purchase Agreement (any such amount, a “Remaining Aircraft Allocation Amount”), and wire instructions for the payment of such funds, the Trustee shall transfer funds in the amount of the Remaining Aircraft Allocation Amount for such Remaining Aircraft from the relevant Aircraft Purchase Account in the amount so certified and in accordance with the written instructions provided by the Cash Manager in accordance with Section 3.05(a).

Section 2.12 Additional Securities. (a) Subject to paragraph (b) below and Section 5.02(f)(iv) hereof without limiting the provisions of Section 5.02(l)(ii) hereof, as applicable, the Issuer may issue Additional Securities pursuant to this Indenture the proceeds of which shall be used to acquire Additional Aircraft or make Conversion Payments, as the case may be, make payments into a Cash Collateral Account or pay expenses related thereto (each, an “Additional Issuance)”. Each Additional Issuance shall be authorized pursuant to one or more Board Resolutions and shall be effected only following receipt of a Rating Agency Confirmation and upon obtaining the prior written consent of the Policy Provider (unless a Policy Non-Consent Event has occurred) and the Initial Credit Facility Provider (unless an Initial Credit Facility Non-Consent Event has occurred). Each Additional Security shall have such subclass and such further designations added or incorporated in such title as specified in the related Board Resolutions, in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities, as the case may be.

(b) Each Additional Security shall contain such terms as may be established in or pursuant to the related Board Resolutions (subject to Section 2.01 hereof), in any indenture supplemental hereto providing for the issuance of such Securities or specified in the form of such Securities to the extent permitted below, and shall have the same ranking pursuant to Section 3.08 hereof with respect to all other Obligations as the Securities of the class to which such Additional Securities belong (and, with respect to other subclasses of such class, as provided in Section 3.09 hereof). No less than seven Business Days prior to any issuance, any or all of the following, as applicable, with respect to the related Additional Issuance shall have been determined by the Issuer and set forth in such Board Resolutions, in any indenture supplemental hereto or specified in the form of such Securities, as the case may be:

(i) the subclass of Additional Securities to be issued;

(ii) with respect to each such subclass of Additional Securities:

(A) the aggregate principal amount of any such Additional Securities which may be issued;

(B) the proposed date of such Additional Issuance;

(C) the Expected Final Payment Date and the Final Maturity Date of any such Additional Securities;

(D) whether any such Additional Securities are to have the benefit of any Eligible Credit Facility and/or any increase in the Required Amount for any Cash Collateral Account for the related class or classes of Securities and, if so, the amount and terms thereof;

(E) the rate at which any such Additional Securities shall bear interest or the method by which such rate shall be determined;

(F) if other than denominations of $100,000 or higher integral multiples of $1,000 (with respect to Class A Securities), the denomination or denominations in which any such Additional Securities shall be issuable;

(G) any adjustments to be made, consistent with Sections 3.09 and 3.11 hereof, to the applicable Note Pool Factors or Extended Note Pool Factors as result of the issuance of any such Additional Securities; and

(H) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to any such Additional Securities (which terms shall comply with Applicable Law and not be inconsistent with the requirements or restrictions of this Indenture, including Section 5.02(f) hereof); and

(iii) to what extent the proceeds of such Additional Securities are to be used to acquire Additional Aircraft or to make Conversion Payments, or both, and:

(A) in the case of Additional Aircraft, a description of such Additional Aircraft and the Expected Useful Life of such Additional Aircraft; and

(B) in the case of Conversion Payments, a description of the Aircraft to be converted.

If any of the terms of any issue of any such Additional Securities are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee setting forth the terms of such Additional Securities.

(c) In the event Additional Securities are issued as Class A Securities with the prior consent of the Policy Provider, each of the Policy and the Policy Provider Agreement shall be amended to cover the corresponding class of Certificates of such Additional Securities and the Policy Provider shall deliver a new Policy or amended Policy, as applicable, to the Drawing Agent; provided that if the Additional Securities of such Additional Issuance will not be Covered Class A Securities, no amendment of the Policy and the Policy Provider Agreement shall be required and no delivery of an amended Policy or new Policy shall be required; provided further, that, notwithstanding anything to the contrary herein, no Class A Securities may be issued without the prior written consent of the Policy Provider (unless a Policy Non-Consent Event has occurred or will occur in connection with such Additional Issuance) and the prior written consent of the Initial Credit Facility Provider (unless an Initial Credit Facility Non-Consent Event has occurred or will occur in connection with such Additional Issuance); provided further, that, notwithstanding anything to the contrary herein, Class A Securities that are not Covered Class A Securities may not be issued while the Policy remains outstanding. In connection with any issuance of Additional Securities as a subclass of Class A Securities and amendment of the Policy, the Policy Provider agrees to deliver to the Issuer, the Guarantor and the Drawing Agent, on or prior to the date of issuance, legal opinions and corporate documents in respect of the amended Policy, substantially similar in form, scope and substance to the legal opinions and corporate documents delivered by the Policy Provider on the Initial Closing Date. The Policy Provider agrees that its rights of reimbursement in respect of any Policy Drawings under the amended Policy will be the same as its rights of reimbursement set forth in Section 3.08, and premium payable in respect of the amended Policy shall be on the same basis and terms as the Policy Premium and Policy Redemption Premium (if any) paid in respect of the Policy issued on the Initial Closing Date (unless otherwise agreed to by the Issuer, Guarantor and Drawing Agent and the Policy Provider).

(d) In connection with any issuance of Additional Securities, the Issuer shall pay to all parties to the Related Documents all reasonable costs and expenses related thereto.

Section 2.13 Special Transfer Provisions.

(a) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Trustee shall deliver Securities that do not bear the Private Placement Legend, as applicable. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Trustee shall deliver only Securities that bear the Private Placement Legend, as applicable, unless there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(b) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of such Securities to furnish the Trustee the certifications and legal opinions described herein to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such legal opinions.

The Initial Securities shall be issued pursuant to an exemption from registration under the Securities Act.

The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.13 in accordance with applicable law. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable Written Notice to the Trustee during the term of this Agreement and for a period of three months thereafter.

Section 2.14 Temporary Securities. Pending the preparation of Securities of any subclass, the Issuer may execute and the Trustee may authenticate and deliver temporary Securities of such subclass which are printed, lithographed, typewritten or otherwise produced, in any denomination, containing substantially the same terms and provisions as are set forth in the applicable exhibit hereto or in any indenture supplemental hereto, except for such appropriate insertions, omissions, substitutions and other variations relating to their temporary nature as the Director executing such temporary Securities may determine, as evidenced by his or her execution of such temporary Securities.

If temporary Securities of any subclass are issued, the Issuer will cause Securities of such subclass to be prepared without unreasonable delay. After the preparation of Securities of such subclass, the temporary Securities shall be exchangeable for Securities upon surrender of such temporary Securities at the Corporate Trust Office of the Trustee, without charge to the Holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor Securities of like subclass, in authorized denominations and in the same aggregate principal amounts. Until so exchanged, such temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Securities.

Section 2.15 Statements to Holders. (a) On the second Business Day before each Payment Date, the Issuers shall cause the Administrative Agent to deliver to the Pass Through Trustee, the Trustees, the Cash Manager, the Directors and the Policy Provider, and the Trustees shall (or shall instruct any Paying Agent to) promptly thereafter distribute or make available to each Holder of record with respect to such Payment Date, the Policy Provider, the Initial Credit Facility Provider and each Rating Agency, a report, substantially in the form attached as Exhibit E hereto prepared by the Administrative Agent and setting forth the information described therein after giving effect to such payment (each, a “Monthly Report”) in respect of the Calculation Date immediately preceding such Payment Date and the month then ended. Each Monthly Report provided to the Pass Through Trustee, the Trustees, Directors, the Policy Provider, the Initial Credit Facility Provider and each Rating Agency for each May, August and November shall be accompanied by (i) a statement setting forth an analysis of the Collections Account activity for the preceding quarter ended on the Calculation Date occurring in the immediately preceding March, June and September, respectively, (ii) a discussion and analysis of such activity and of any significant developments affecting the ACS Group in such quarter and (iii) an updated description of the ACS Group Aircraft in the ACS Group Portfolio and the related Lessees as of the end of such quarter (each, a “Quarterly Report”). Each Monthly Report provided to the Pass Through Trustee, the Trustees, Directors, the Policy Provider, the Initial Credit Facility Provider and each Rating Agency for each April shall be accompanied by (x) a statement setting forth an analysis of the Collections Account activity for the year ended on the Calculation Date occurring in the immediately preceding January, (y) a discussion and analysis of such activity and of any significant developments affecting the ACS Group in such year and (z) updated information with respect to the ACS Group Aircraft in the ACS Group Portfolio as of the end of such year (each, an “Annual Report”). Each Quarterly Report and Annual Report, as the case may be, shall contain a listing of the ACS Group Aircraft that are not subject to any ACS Group Lease. The Trustees shall deliver a copy of, or make available via a website, each Quarterly Report and Annual Report to any Holder or other Secured Party who requests a copy thereof.

(b) After the end of each calendar year but not later than the latest date permitted by law, the Issuer shall cause the Administrative Agent to deliver to the Trustee, the Cash Manager, the Policy Provider, the Initial Credit Facility Provider and the Directors, and the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Holder of record of any subclass of Securities a statement prepared by the Administrative Agent containing the sum of the amounts determined pursuant to Exhibit E hereto with respect to the subclass of Securities for such calendar year or, in the event such Person was a Holder of record of any subclass during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to the Administrative Agent and which a Holder shall reasonably request as necessary for the purpose of such Holder’s preparation of its U.S. federal income or other tax returns. In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.

(c) The Issuer shall cause a copy of each report described in Section 2.15(a) above to be concurrently delivered by the Administrative Agent to the Listing Agent, on behalf of the Alternative Securities Market of the Irish Stock Exchange, each Rating Agency and the Irish Remarketing Servicer.

(d) The Trustee shall forward the information furnished pursuant to Section 2.15 to each Holder of record of each Security of such subclass for the relevant period of ownership of such Security as appears on the records of the Registrar.

(e) Prior to a Refinancing or Redemption, the Trustee shall cause notice thereof to be given by publication by the Irish Paying Agent in the Irish Times or, if such newspaper shall cease to be published or timely publication therein shall not be practicable, in such English language newspaper or newspapers as the Trustee shall approve having a general circulation in Europe or by way of announcement by the Irish Listing Agent at the Companies Announcement office at the Irish Stock Exchange and by either of (A) the information contained in such notice appearing on the relevant page of the Reuters Screen or such other medium for the electronic display of data as may be approved by the Trustee and notified to Holders or (B) publication in the Financial Times (European Edition) and The Wall Street Journal (National Edition) or, if either newspaper shall cease to be published or timely publication therein shall not be practicable, in such English language newspaper or newspapers as the Trustee shall approve having a general circulation in Europe and the United States, with no further publication requirement.

(f) The Trustee shall be at liberty to sanction some other method of giving notice to the Holders of any subclass if, in its opinion, such other method is reasonable, having regard to the number and identity of the Holders of such subclass and/or to market practice then prevailing, is in the best interests of the Holders of such subclass and will comply with the rules of the Alternative Securities Market of the Irish Stock Exchange as confirmed by the Listing Agent or such other stock exchange (if any) on which the Securities of such subclass are then listed, and any such notice shall be deemed to have been given on such date as the Trustee may approve; provided that notice of such method is given to the Holders of such subclass in such manner as the Trustee shall require with no further publication requirement.

(f) Notwithstanding the above, any notice specifying the rate, amount or Payment Date in respect of the Securities of any subclass bearing interest at a floating rate or in respect of any repayment of principal on any Securities shall, for so long as such Securities are listed on the Alternative Securities Market of the Irish Stock Exchange and so long as the rules of the Alternative Securities Market of the Irish Stock Exchange so require, be given to the Listing Agent by the Irish Paying Agent; provided that any notice specifying redemption of principal of any Securities must be published by the Irish Paying Agent in the Irish Times or another daily newspaper of general circulation in Ireland or by way of announcement by the Irish Listing Agent at the Companies Announcement Office at the Irish Stock Exchange. Any such notice or announcement, as the case may be, shall be deemed to have been given on the first day on which any of such conditions shall have been met.

Section 2.16 CUSIP, CINS and ISIN Numbers. The Issuer in issuing the Securities may use “CUSIP”, “CINS”, “ISIN” or other identification numbers (if then generally in use), and if so, the Trustee shall use CUSIP numbers, CINS numbers, ISIN numbers or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; provided further that failure to use “CUSIP”, “CINS”, “ISIN” or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

Section 2.17 Holder Representations and Covenants. Each Holder and beneficial owner of a Security, by the purchase of such Security or beneficial interest therein, covenants and agrees that it will treat such Security as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

ARTICLE III

ACCOUNTS; PRIORITY OF PAYMENTS

Section 3.01 Accounts. (a)  Establishment of Accounts. The Cash Manager, acting on behalf of the Security Trustee, shall direct the Operating Bank in writing to establish and maintain on its books and records in the name of the Security Trustee the following non-interest bearing accounts: (i) a collections account (the “Collections Account”), an aircraft purchase account (each, an “Aircraft Purchase Account”) with respect to each Initial ACS Group Aircraft not acquired on the Initial Closing Date, one or more rental accounts (each, a “Rental Account”), one or more lessee funded accounts as provided in the Cash Management Agreement (each, a “Lessee Funded Account”), an aircraft conversion account (the “Aircraft Conversion Account”), a security deposit account (the “Security Deposit Account”), an expense account (the “Expense Account”), one note account for each subclass of the initial ACS Group Securities (each, a “Securities Account”), an account for the Shareholders (the “Shareholders Account”), a senior cash collateral account (the “Senior Cash Collateral Account”), a liquidity reserve account (the “Credit Facility Reserve Account”) and a payment account for the Initial Credit Facility (the “Initial Liquidity Payment Account”) in each case on or before the Initial Closing Date and (ii) one or more Rental Accounts and any additional Lessee Funded Accounts, in each case provided for in the Cash Management Agreement, any additional Securities Accounts, a defeasance/redemption account (the “Defeasance/Redemption Account”), a refinancing account (the “Refinancing Account”), and any other Account (including any additional Cash Collateral Account) the establishment of which is set forth in a Board Resolution or Guarantor Board Resolution, as applicable, delivered to the Trustee and the Guarantor Trustee, the Security Trustee and the Cash Manager, in each case at such time as is set forth in this Section 3.01 or in such Board Resolution or such Guarantor Board Resolution. The Guarantor shall establish a rental account (the “Irish Rental Account”) and an Irish collections account (the “Irish VAT Refund Account”) in its name at an Eligible Institution. Each Account shall be established and maintained as an Eligible Account in accordance with the terms of the Security Trust Agreement (or, in the case of the Irish VAT Refund Account and the Irish Rental Account, a charge over bank account governed by Irish law with respect thereto (the “Irish Account Charge”)) so as to create, perfect and establish the priority of the security interest of the Security Trustee in such Account and all cash, Investments and other property therein under the Security Trust Agreement (or, in the case of the Irish Rental Account and the Irish VAT Refund Account, the Irish Account Charge) and otherwise to effectuate the Security Trust Agreement (or, in the case of the Irish Rental Account and Irish VAT Refund Account, the Irish Account Charge). Each new Account established pursuant to Section 2.03(a) of the Cash Management Agreement shall, when so established, be the Account of such name and purposes for all purposes of this Indenture. A Certificate Account for the benefit of the holders of the Certificates shall be established and maintained in accordance with the terms of the Pass Through Trust Agreement.

(b) Withdrawals and Transfers Generally. Any provision of this Indenture relating to any deposit to, withdrawal from, or any transfer to or from, any Account by the Cash Manager shall mean any such deposit, withdrawal or transfer effected by the Operating Bank at the Written Notice of the Cash Manager (such direction to be provided to the Operating Bank by 1:00 p.m. (New York City time) on the date of such deposit, transfer or withdrawal) given in accordance with the terms of this Indenture, the Cash Management Agreement and, where applicable, the Security Trust Agreement. Each such Written Notice to the Operating Bank shall be also communicated in computer file format or in such other form as the Cash Manager, the Operating Bank, the Trustees and the Security Trustee agree, provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank. No deposit to, withdrawal from or transfer from or to any Account shall be made except in accordance with the terms of this Indenture, the Security Trust Agreement and the Cash Management Agreement or by any Person other than the Cash Manager (or, upon the written direction of the Cash Manager, the Operating Bank) or, in the case of (i) the Securities Accounts, the Trustee or Guarantor Trustee (in which respect such Trustee or Guarantor Trustee agrees it is acting as the agent of the Security Trustee) or (ii) the Certificate Account, the Pass Through Trustee (in which respect the Pass Through Trustee agrees it is acting as the agent of the Security Trustee). Each of the parties to this Indenture acknowledges that the terms of this Indenture contemplate that the Cash Manager will receive certain information from other parties to this Indenture and the Related Documents in order for the Cash Manager to be able to perform all or any part of its obligations hereunder, that the Cash Manager will be able to perform its obligations hereunder only to the extent such information is provided to the Cash Manager by the relevant parties and that the Cash Manager may conclusively rely, absent manifest error, on such information as it receives without undertaking any independent verification of that information. The Cash Manager agrees that if it does not receive any such information expected to be received by it, it will promptly notify the Administrative Agent that it has not received such information and which party who was to provide such information of such failure.

(c) Collections Account. All Collections (including amounts transferred from the Rental Accounts) shall be, when received, deposited in the Collections Account, and all cash, Investment and other property in the Collections Account shall be transferred from the Collections Account in accordance with the terms of this Indenture.

(d) Lessee Funded Account. Any Segregated Funds received from time to time from any Lessee or pursuant to any ACS Group Acquisition Agreement shall be transferred by the Operating Bank at the written direction of the Cash Manager (which direction shall be given pursuant to a Written Notice from the Administrative Agent) from the Collections Account into the related Lessee Funded Account. The Cash Manager shall not make any withdrawal from, or transfer from or to, any Lessee Funded Account in respect of (i) any portion of the Segregated Funds therein consisting of a security deposit except, upon the termination of the related ACS Group Lease, as provided in such ACS Group Lease or (ii) any Segregated Funds that is contrary to the requirements of the respective ACS Group Leases as to Segregated Funds and the requirements of the Security Trust Agreement (including the agreement of the Security Trustee that it designate on its account records that it holds its interest in each Lessee Funded Account for the benefit of the respective Lessee in respect of whom such Segregated Funds are held). Without limiting the foregoing, no cash, Investment and other property in a Lessee Funded Account may be used to make payments, other than as permitted under Section 3.07 hereof, in respect of the ACS Group Securities at any time, including after the delivery of a Default Notice. Any Segregated Funds relating to an expired ACS Group Lease that remain in a Lessee Funded Account after expiration or termination of such ACS Group Lease and that are not due and owing to the relevant Lessee under such expired or terminated ACS Group Lease shall, if so required under the terms of a subsequent ACS Group Lease, if any, relating to such ACS Group Aircraft, be credited in a Lessee Funded Account or the Security Deposit Account for the benefit of the next Lessee of the relevant ACS Group Aircraft to the extent required under the terms of such subsequent ACS Group Lease and, to the extent not so required, transferred to the Collections Account. When and as provided in the Cash Management Agreement the Cash Manager shall cause to be established such additional Lessee Funded Accounts as requested by the Administrative Agent and as are provided for in accordance with Section 3.01(a) hereof.

(e) Security Deposit Account. Any cash security deposits received from time to time from any Lessee or pursuant to any ACS Group Acquisition Agreement (other than any cash security deposit required to be Segregated Funds, which shall be deposited in the related Lessee Funded Account) shall be transferred by the Operating Bank at the written direction of the Cash Manager (which direction shall be given pursuant to a Written Notice from the Administrative Agent) from the Collections Account into the Security Deposit Account. No cash, Investment and other property in the Security Deposit Account may be used to make payments, other than as permitted under Section 3.07 hereof, in respect of the ACS Group Securities at any time. Any security deposits relating to an expired ACS Group Lease that remain in the Security Deposit Account after expiration or termination of such ACS Group Lease and that are not due and owing to the relevant Lessee under such expired or terminated ACS Group Lease shall, if so required under the terms of a subsequent ACS Group Lease, if any, relating to such ACS Group Aircraft, be credited in the Security Deposit Account or a Lessee Funded Account for the benefit of the next Lessee of the relevant ACS Group Aircraft and, to the extent not so required, transferred to the Collections Account.

(f) Expense Account. On each Payment Date, such amounts as are provided in Section 3.08 hereof in respect of the Required Expense Amount and Permitted Accruals shall be deposited into the Expense Account from the Collections Account. Expenses shall be paid from the Expenses Account as provided in Section 3.04 hereof.

(g) Rental Accounts. All Rental Payments and other amounts received pursuant to any Related Collateral Document shall be deposited into such Rental Account (including any Non-Trustee Account) as the Cash Manager may determine or as provided for in the Cash Management Agreement or, with respect to any ACS Group Aircraft held by the ACS Ireland Group, all Rental Payments and other amounts received pursuant to any Related Collateral Document related to such ACS Group Aircraft shall be deposited into the Irish Rental Account. Except with respect to amounts, if any, that for local tax or other regulatory or legal reasons must be retained on deposit or as to the transfer of which the Cash Manager determines (based on information provided to the Cash Manager in a Written Notice from the Administrative Agent) there is any substantial uncertainty, all amounts so deposited shall, within one Business Day of their receipt (or, with respect to any Non-Trustee Account or the Irish Rental Account, within three Business Days of their receipt), be transferred by the Cash Manager to the Collections Account. If the Cash Manager determines (based on information provided to the Cash Manager in a Written Notice from the Administrative Agent) that, for any tax or other regulatory or legal reason, any such Collections may not be deposited into an account in the name of the Security Trustee, then, notwithstanding the requirements of Section 3.01(a) hereof, the relevant ACS Group Member may establish one or more Rental Accounts (each, a “Non-Trustee Account”), for such Collections in its own name or in the name of a nominee or trustee acting on its behalf (but subject to the direction and control of the Cash Manager on behalf of the Security Trustee) at any

Eligible Institution provided that the ACS Group Member that is the lessor under the relevant Lease is or becomes a party to a Security Document with respect to such Account.

(h) Refinancing Account. Upon notice to it of an ACS Group Refinancing, the Cash Manager shall cause the Operating Bank to establish and maintain a Refinancing Account pursuant to Section 3.01(a) hereof in the name of the Security Trustee for the benefit of the Holders of the subclass of ACS Group Securities, if any, to be refinanced. All net cash proceeds of such ACS Group Refinancing shall be deposited in the Refinancing Account and shall be held in such Account until such proceeds are applied to pay the Redemption Price or Guarantor Redemption Price, as applicable, of and all accrued and unpaid interest on such ACS Group Securities until such ACS Group Securities are cancelled by the Trustees and Refinancing Expenses (and any Policy Premium due and payable to the Policy Provider) with respect thereto (except to the extent the Directors and the Guarantor Directors have determined, as evidenced by a Board Resolution and a Guarantor Board Resolution, respectively, to pay the same from funds available therefor as Permitted Accruals in the Expense Account) and as otherwise provided in Section 5.02(f)(ii)(D) hereof.

(i) Defeasance/Redemption Account. Upon notice to it that any subclass of ACS Group Securities is to be redeemed pursuant to Section 3.10 hereof or the Guarantor Indenture (other than in an ACS Group Refinancing) or defeased under Article XII hereof or the Guarantor Indenture, the Cash Manager shall cause the Operating Bank to establish and maintain a Defeasance/Redemption Account pursuant to Section 3.01(a) hereof or of the Guarantor Indenture in the name of the Security Trustee for the benefit of the Holders of such subclass. All amounts received for the purpose of any such redemption or defeasance shall be deposited in the Defeasance/Redemption Account.

(j) Aircraft Purchase Accounts. As and to the extent provided in Section 3.04 hereof (or, in the case of any ACS Group Additional Aircraft, in the terms of any indenture supplemental hereto or to the Guarantor Indenture, as applicable, or a Board Resolution or Guarantor Board Resolution, as applicable, with respect to the related ACS Group Additional Securities), an amount equal to the Aircraft Allocation Amount for each Remaining Aircraft acquired on the relevant Acquisition Date or, in the case of an Additional ACS Group Aircraft, on the Closing Date for the related ACS Group Additional Securities will be transferred from the Collections Account out of the proceeds of the ACS Group Initial Securities or ACS Group Additional Securities (as the case may be) to the Aircraft Purchase Account for such ACS Group Aircraft. The amount so deposited will be held in such Account and invested in Permitted Account Investments until applied as provided in Section 3.04 or 3.05 hereof. The Issuer or the Guarantor, as applicable, shall notify the Security Trustee and the Administrative Agent of the satisfaction or waiver (specifying which) of all conditions for the payment of the Aircraft Purchase Price of any ACS Group Aircraft not acquired on a Closing Date.

(k) Aircraft Conversion Account. As and to the extent provided in Section 3.04(g) and Section 5.02(i) hereof (or in the terms of any indenture supplement hereto or indenture supplement to the Guarantor Indenture or a Board Resolution or Guarantor Board Resolution with respect to the related ACS Group Additional Securities), an amount equal to any expected ACS Group Conversion Payment (or in the case of a Conversion Election, a portion thereof) will be transferred from the Collections Account (i) in the event of a Conversion

Election for any Payment Date, in an amount equal to the sum of (A) the Available Minimum Principal Amount (or a portion thereof) to fund the Allocable Principal Conversion Amount and (B) the Available Holder Amount (or a portion thereof) to fund the Allocable Equity Conversion Amount for such Payment Date, or (ii) out of the proceeds of the ACS Group Additional Securities, in each case to the Aircraft Conversion Account. The amount so deposited will be held in the Aircraft Conversion Account and invested in Permitted Account Investments until applied as provided in Section 3.04 or 3.08 hereof and upon payment of all ACS Group Conversion Payments required for such Aircraft Conversion, any remaining amounts in the Aircraft Conversion Account shall be promptly transferred to the Collections Account. The Administrative Agent shall notify the Security Trustee and the Cash Manager of the satisfaction or waiver (specifying which) of all conditions for the payment of any ACS Group Conversion Payment, and no amounts may be withdrawn or transferred from the Aircraft Conversion Account until receipt of such notice as to such ACS Group Conversion Payment.

(l) Securities Account. Upon the issuance of ACS Group Securities of any subclass for which a Securities Account was not previously established, the Cash Manager shall cause the Operating Bank to establish and maintain a Securities Account for such subclass in accordance with Section 3.01(a) hereof in the name of the Security Trustee for the benefit of the Holders of the ACS Group Securities of such subclass. Upon the transfer of any amounts to the Securities Account for any subclass of ACS Group Securities in accordance with Section 3.08 hereof, the Trustee or the Guarantor Trustee, as applicable, on the same day shall pay all such amounts to the Holders of such subclass of Securities as of the related Record Date in accordance with the terms of this Indenture or the Guarantor Indenture, as applicable; provided that with respect to the Securities Account for any subclass of ACS Group Class A Securities, so long as the Pass Through Trustee is the Holder of any subclass of ACS Group Class A Securities, all amounts in the Securities Account for such subclass of ACS Group Class A Securities shall be promptly transferred to the Certificate Account.

(m) Shareholders Account. Upon the transfer of any amounts to the Shareholders Account for the Shareholders in accordance with Section 3.08 hereof, the Guarantor Trustee on the same day shall pay all such amounts to the Shareholders.

(n) Irish VAT Refund Account. All payments of refunds with respect to Irish value-added Tax and any similar amounts related to Irish Tax payments payable to the Issuers or any ACS Group Subsidiary shall be, when received, deposited in the Irish VAT Refund Account. Funds held in the Irish VAT Refund Account shall be converted into U.S. dollars with a recognized foreign exchange dealer or foreign commercial bank (which may be the bank where the Irish VAT Refund Account is located or the Cash Manager or an affiliate). The conversion of currency into U.S. dollars shall be pursuant to the conversion procedures set forth in Section 13.07. Upon conversion and receipt of U.S. dollars, the Cash Manager shall cause such amounts to be deposited from the Irish VAT Refund Account to the Collections Account as soon as administratively practicable. The cost and expense of any such conversion shall be added to and reflected in the rate obtained for conversion and in no event shall the Cash Manager or any of its affiliates be liable in respect of the exchange rate obtained for any such conversion or any related cost or expense.

All amounts held in the Irish VAT Refund Account from time to time shall remain uninvested pending conversion to U.S. dollars and transfer to the Collections Account.

The Administrative Agent shall promptly notify the Cash Manager in writing of the expected payment of any such refund and the anticipated amount as set forth in the Administrative Agency Agreement.

(o) Credit Facility Reserve Account. Following the funding of the Credit Facility Reserve Account with a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing, if the Cash Manager determines on any Calculation Date, after all withdrawals and transfers are made with respect to the Payment Date related to such Calculation Date, there will be insufficient funds in the Collections Account (x) to transfer to the Expense Account an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date, (y) to pay Senior Hedge Payments to each applicable Hedge Provider and (z) to pay the Interest Amount for the ACS Group Subclass A-1 Securities, in each case as provided in Section 3.08 hereof, the Operating Bank shall withdraw from the Credit Facility Reserve Account on such Payment Date the lesser of the amount equal to the shortfall in making the payments set forth in clauses (x), (y) and (z) above and the amount on deposit therein. The amount so withdrawn shall be applied in the following manner: first, to the Expense Account an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date and second, in no order of priority inter se, but pro rata, (A) to the Securities Accounts for the ACS Group Subclass A-1 Securities, the Interest Amount on each such subclass of ACS Group Class A Securities in no order of priority inter se, but pro rata according to the amount of accrued and unpaid interest on the ACS Group Subclass A-1 Securities and (B) pro rata, to any Hedge Provider, an amount equal to any Senior Hedge Payment due from any ACS Group Member pursuant to any Hedge Agreement.

(p) Senior Cash Collateral Account. (A) If the Cash Manager determines on any Calculation Date that, on any Payment Date after making all payments and transfers to be made with respect to such Payment Date (for the avoidance of doubt, prior to any drawings under the Initial Credit Facility or the Policy and/or withdrawals, if any, from the Credit Facility Reserve Account), there are insufficient funds in the Collections Account (x) to transfer to the Expense Account an amount such that the amount on deposit therein is equal to the Required Expense Amount, (y) to pay Senior Hedge Payments to each applicable Hedge Provider and (z) to pay the Interest Amount for each subclass of ACS Group Class A Securities, in each case as provided in Section 3.08, the Cash Manager shall so notify the Trustee and the Guarantor Trustee and direct the Operating Bank in writing on such Payment Date to withdraw from the Senior Cash Collateral Account the lesser of an amount equal to the shortfall in making the payments set forth in clauses (x), (y) and (z) above and the amount on deposit therein. The amount so withdrawn shall be applied, first, to the Expense Account an amount such that the amount on deposit therein is at least equal to the Required Expense Amount and second, in no order of priority inter se, but pro rata, (A) to the Securities Accounts for each subclass of ACS Group Class A Securities, the Interest Amount on such subclass of ACS Group Class A Securities in no order of priority inter se, but pro rata according to the amount of accrued and unpaid interest on such subclass of ACS Group Class A Securities; and (B) pro rata, to any Hedge Provider, an amount equal to any Senior Hedge Payment due from any ACS Group Member pursuant to any Hedge Agreement. If the Cash Manager determines that, on any Payment Date, the amount on deposit in the Senior

Cash Collateral Account, after making any withdrawals therefrom to be made on such Payment Date, exceeds the aggregate Outstanding Principal Balance of the ACS Group Class A Securities, the Cash Manager shall so notify the Trustee and Guarantor Trustee in writing and, upon receipt of written consent of the Issuer and the Guarantor, direct the Operating Bank in writing to withdraw the collected credit balance of the Senior Cash Collateral Account and apply such balance, first, to the Securities Accounts for each subclass of ACS Group Class A Securities, in the order of priority by subclass set forth in Section 3.09 hereof, an amount equal to the Outstanding Principal Balance of each such subclass and second, to the Collections Account, for application on the next succeeding Payment Date in accordance with Section 3.08 hereof (any such application, a “Senior Cash Collateral Event”). Unless applied in connection with a Senior Cash Collateral Event, no amount in the Senior Cash Collateral Account shall be available for any shortfall in the payment of principal of the ACS Group Class A Securities. Amounts deposited in the Senior Cash Collateral Account are not subject to the payment priorities set forth in Section 3.08 hereof.

(q) Certificate Account. The proceeds of any Policy Drawing shall be, when received, deposited in the Certificate Account. Any amounts so paid shall be distributed by the Pass Through Trustee to the holders of the Certificates in accordance with the terms of the Pass Through Trust Agreement.

(r) Additional Cash Collateral Accounts. Upon receipt by the Cash Manager and the Trustee and Guarantor Trustee of a Board Resolution and Guarantor Board Resolution providing for the establishment of any additional Cash Collateral Account as an Eligible Credit Facility for one or more subclasses of Securities or in respect of any other Obligation, the Cash Manager shall, by Written Notice, cause the Operating Bank to establish (within three Business Days of the giving of such Written Notice) and maintain such Cash Collateral Account pursuant to Section 3.01(a) hereof in the name of the Security Trustee for the benefit of the Holders of the ACS Group Securities of each such subclass and/or the Secured Parties holding such other Obligation (and, with respect to any additional Cash Collateral Account to be an Eligible Credit Facility (other than any Cash Collateral Account in respect of which (a) amounts will be deposited therein and (b) there is no obligation to reimburse any Person in respect of such amounts), upon receipt of the prior written consent of the Initial Credit Facility Provider and the Policy Provider to such additional Cash Collateral Account). All amounts provided in connection with any such Board Resolution and Guarantor Board Resolution for deposit in such Account and all amounts to be deposited in such Account under Section 3.08 hereof as an Eligible Credit Facility shall be held in such Cash Collateral Account for application, and all replenishment shall be made, in accordance with the terms of the Board Resolution and Guarantor Board Resolution relating to such Eligible Credit Facility, which Board Resolution and Guarantor Board Resolution shall include the basis of any replenishment of the Cash Collateral Account.

(s) Guarantor Indenture. For the avoidance of doubt, (a) references to this Section 3.01 shall include reference to the equivalent Section 3.01 in the Guarantor Indenture and (b) the Accounts under this Indenture shall be the same accounts, with such names and for such purposes, as the “Accounts” under the Guarantor Indenture.

Section 3.02 Investments of Cash. (a) For so long as any ACS Group Securities remain Outstanding, the Cash Manager, on behalf of the Security Trustee, shall, or shall direct the Operating Bank in writing to, invest and reinvest, at the written direction of the Issuers, the funds on deposit in the Accounts in Permitted Account Investments; provided, however, that the Initial Credit Facility Provider shall be entitled to direct the Cash Manager to invest the amounts standing (if any) in the Credit Facility Reserve Account in Permitted Account Investments; provided further that following the giving of a Default Notice or during the continuance of an Acceleration Default, the Cash Manager shall invest such amount at the written direction of the Security Trustee in Permitted Account Investments described in clause (d) of the definition thereof (but in the case of a Lessee Funded Account only to the extent any such investment credited to such Lessee Funded Account is permitted by the ACS Group Lease pursuant to which such funds were received) from the time of receipt thereof until such time as such amounts are required to be distributed pursuant to the terms of this Indenture and the Guarantor Indenture. The Cash Manager shall make such investments and reinvestments, and the Issuer, the Initial Credit Facility Provider and/or the Security Trustee as specified in the immediately preceding sentence shall provide such direction, in accordance with the terms of the following provisions:

(i) the Permitted Account Investments shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Indenture and the Guarantor Indenture (A) before the next Payment Date after which such investment is made, in the case of investments of funds on deposit in the Collections Account and the Expense Account, or (B) in accordance with a Written Notice provided by the Administrative Agent, the requirements of the relevant ACS Group Lease or ACS Group Aircraft Agreement, in the case of investments of funds on deposit in the Lessee Funded Accounts or the Security Deposit Account; provided that an investment maturing within one year of the date of investment shall nevertheless be a Permitted Account Investment if it has been acquired with funds which are not reasonably anticipated, at the discretion of the Cash Manager (at the direction of the Administrative Agent), to be required to be paid to any other Person or otherwise transferred from the applicable Account prior to such maturity;

(ii) if any funds to be invested are not received in the Accounts by 1:00 p.m. (New York City time) on any Business Day, such funds shall, if possible, be invested in overnight Permitted Account Investments described in clause (d) of the definition thereof; provided that none of the Trustee, the Guarantor Trustee or the Security Trustee shall be liable for any losses Incurred in respect of the failure to invest funds not thereby received; and

(iii) if required by the terms of a ACS Group Lease as set forth in a Written Notice from the Administrative Agent to the Cash Manager, any investments of funds on deposit in a Lessee Funded Account or the Security Deposit Account shall be made on behalf of the relevant Lessee in such investments as may be required thereunder.

(b) It is understood and agreed that the Cash Manager or its affiliates are permitted to receive additional compensation that could be deemed to be in the Cash Manager’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Account Investments, (2) using affiliates to effect transactions in certain Permitted Account Investments and (3) effecting transactions in Permitted Account Investments.

(c) Except as provided expressly hereunder, the Cash Manager shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Issuers (or the Administrative Agent), the Initial Credit Facility Provider or the Security Trustee, as the case may be. In no event shall the Cash Manager be liable for the selection of investments or for investment losses incurred thereon. The Cash Manager shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of Issuers to provide timely written investment direction.

Section 3.03 Closing Date Deposits, Withdrawals and Transfers. The Cash Manager shall, on each Closing Date, at the written direction of the Issuer, upon the Operating Bank’s receipt thereof, make, or direct the Operating Bank in writing to make, the following deposits and transfers to the Accounts:

(a) on the Initial Closing Date,

(i) (A) deposit in the Collections Account the proceeds of the issuance of the ACS Group Initial Securities, (B) deposit in the relevant Lessee Funded Accounts the amount of the initial Segregated Funds, if any, received or deemed to have been received pursuant to the terms of the relevant ACS Group Acquisition Agreements and (C) deposit in the Security Deposit Account the amount of the initial security deposits that are not Segregated Funds received or deemed to have been received pursuant to the terms of the relevant ACS Group Acquisition Agreements,

(ii) after making the deposits required by clause (i) above and in the following order (A) transfer from the Collections Account to the Expense Account, an amount equal to the Required Expense Amount for the initial Accrual Period, (B) pay from the Collections Account to each relevant Seller an amount equal to the respective Aircraft Allocation Amount for each ACS Group Aircraft, if any, being acquired from such Seller on the Initial Closing Date pursuant to the Purchase Agreement or the Guarantor Purchase Agreement, as applicable, minus the amount of any security deposits that are not Segregated Funds held by an ACS Group Member, minus the amount equal to any basic rent received by an ACS Group Member attributable to the period after the Initial Closing Date, (C) transfer from the Collections Account to the Senior Cash Collateral Account an amount equal to the Required Amount for such Account and (D) retain in the Collections Account the balance, if any, remaining after making the foregoing transfers,

(iii) transfer to each applicable Aircraft Purchase Account from the Collections Account any Aircraft Allocation Amount as to each ACS Group Initial Aircraft not acquired on the Initial Closing Date, and

(iv) withdraw from the Expense Account such amount as is needed to discharge any Expenses due and payable on the Initial Closing Date and pay such amount to the appropriate payees thereof as specified in a Written Notice of the Cash Manager;

(b) in the case of a Closing Date for any ACS Group Additional Securities issued to acquire any ACS Group Additional Aircraft pay from the Collections Account to each respective Seller the Aircraft Allocation Amount for each such ACS Group Additional Aircraft;

(c) in the case of a Closing Date for any ACS Group Additional Securities issued to finance any ACS Group Aircraft Conversion, transfer from the Collections Account to the Aircraft Conversion Account such amount as the relevant Conversion Agreement requires to be paid on or before that Closing Date; and

(d) in the case of a Closing Date with respect to any Refinancing Securities, deposit the proceeds of such Refinancing Securities for application in accordance with the terms hereof.

Section 3.04 Interim Deposits, Transfers and Withdrawals. On any Business Day the Cash Manager, upon the Operating Bank’s receipt thereof, may make, or direct the Operating Bank in writing to make, without duplication, the following deposits, transfers and withdrawals for the following purposes, in each case after Written Notice from the Cash Manager to the Trustee and the Guarantor Trustee (which Written Notice of the Cash Manager shall, as a condition to any such deposit, withdrawal and transfer, be accompanied by a Written Notice of the Administrative Agent setting forth the amounts of such deposits, withdrawals and transfers), identifying the basis for such deposit, transfer or withdrawal in reasonable detail:

(a) withdraw from a Lessee Funded Account or the Security Deposit Account to the extent that funds on deposit therein or available thereunder may be withdrawn or drawn pursuant to the terms of the related ACS Group Lease for payment thereof, to discharge any Expense then due and payable and pay such amount to the appropriate payees thereof;

(b) withdraw from the Expense Account (to the extent of funds on deposit therein) such amount as is needed to discharge (i) any Primary Expenses and (ii) any ACS Group Modification Payments or ACS Group Refinancing Expenses in respect of which a Permitted Accrual was previously effected by a deposit in the Expense Account (whether or not any such deposit has been previously used to pay any other Primary Expense but excluding any portion of such deposit previously used to pay any ACS Group Modification Payments or ACS Group Refinancing Expenses) then due and payable and pay such amount to the appropriate payees thereof;

(c) transfer from the Collections Account from time to time (but in no event upon less than one Business Day’s prior Written Notice to the Trustee and the Guarantor Trustee (unless such one Business Day’s notice requirement is waived by the Trustee and the Guarantor Trustee)), other amounts from the Collections Account to the Expense Account, in each case only to the extent that such funds are to be applied to Primary Expenses that become due and payable during such Accrual Period and for the payment of which there are insufficient funds in the Expense Account; provided that no such transfer from the Collections Account in respect of Primary Expenses shall be made prior to the next succeeding Payment Date if, in the reasonable judgment of the Cash Manager, such transfer would have a material adverse effect on the ability of the Issuers to make payments of accrued and unpaid interest on the Senior Class then Outstanding on the next Payment Date therefore in accordance with Section 3.08 hereof;

(d) withdraw Segregated Funds from a Lessee Funded Account or security deposits from the Security Deposit Account or draw under or cause to be drawn under any applicable Related Collateral Document, in any case to the extent required by or necessary in connection with an ACS Group Lease or any documents related thereto and the Related Collateral Documents, for deposit in the Collections Account to satisfy any default in Rental Payments under any related ACS Group Lease;

(e) transfer any Segregated Funds from the Collections Account to a Lessee Funded Account in accordance with the terms of any ACS Group Lease;

(f) transfer any security deposits that are not Segregated Funds from the Collections Account to the Security Deposit Account;

(g) subject to Section 5.02(i) hereof, withdraw from the Aircraft Conversion Account an amount equal to all or a portion of the ACS Group Conversion Payment for any ACS Group Aircraft Conversion, to the extent the relevant ACS Group Conversion Agreement requires payment on that or the next Business Day; and

(h) transfer to the Collections Account, or any other applicable Account, any Contribution Amounts.

Section 3.05 Withdrawals and Transfers Relating to the Acquisition of Aircraft and Interim Deposits and Withdrawals for Aircraft Sales. (a) Acquisition. On the Acquisition Date (other than a Closing Date) with respect to an ACS Group Aircraft, the Cash Manager may make, or direct the Operating Bank to make, the following deposits, withdrawals and transfers to the Accounts, in each case as specified in a Written Notice of the Cash Manager to the Trustee, the Guarantor Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Cash Manager shall, as a condition to any such deposit, withdrawal and transfer be accompanied by a Written Notice of the Administrative Agent (i) stating that the conditions to payment for an ACS Group Aircraft (or related Aircraft Interest) specified in the applicable ACS Group Acquisition Agreement have been fulfilled and (ii) setting forth the amounts of such deposits, withdrawals and transfers):

(i) deposit into the relevant Lessee Funded Account, the amount of any Segregated Funds received in respect of such ACS Group Aircraft under the applicable ACS Group Acquisition Agreement;

(ii) pay out of the Aircraft Purchase Account for such ACS Group Aircraft to the applicable Seller the Aircraft Allocation Amount for such ACS Group Aircraft plus Investment Earnings, if any, remaining in such Aircraft Purchase Account minus the amount of any security deposits that are not Segregated Funds held by an ACS Group Subsidiary as lessor under the Lease with respect to such ACS Group Aircraft; and

(iii) transfer from the Aircraft Purchase Account for such ACS Group Aircraft to the Security Deposit Account the amount of any security deposits that are not Segregated Funds held by an ACS Group Subsidiary as lessor under the ACS Group Lease with respect to such ACS Group Aircraft.

(b) Aircraft Payments. The payments of the Aircraft Allocation Amount for any ACS Group Aircraft to be made pursuant to Section 3.05(a)(ii) to any Seller shall, subject to the delivery as to such ACS Group Aircraft of the Written Notice referred to in Section 3.05(a), be made as so provided notwithstanding the giving of any Default Notice or any other exercise of remedies hereunder.

(c) Delivery Expiry Date. Upon Written Notice of the Administrative Agent to the Cash Manager, the Trustee, the Guarantor Trustee, the Security Trustee and the Operating Bank that the Issuer or Guarantor, as applicable, is no longer required, pursuant to the terms of the applicable ACS Group Acquisition Agreement, to purchase any ACS Group Initial Aircraft or ACS Group Additional Aircraft (whether by reason of the passing of the Delivery Expiry Date, the exercise by the Issuer of any termination right under that ACS Group Acquisition Agreement or otherwise (any such event, a “Non-Delivery Event”)), the Cash Manager shall direct the Operating Bank to (i) transfer from the Aircraft Purchase Account for each ACS Group Aircraft so affected to the Collections Account (for application in accordance with Section 3.08 hereof) the Aircraft Allocation Amount for such ACS Group Aircraft, and (ii) transfer to the applicable Seller, an amount equal to the Investment Earnings remaining in such Aircraft Purchase Account.

(d) Rent Payment Reimbursement Amount. On each Payment Date prior to an Acquisition Date with respect to a Remaining Aircraft, the Cash Manager shall pay or shall direct the Operating Bank to pay to the relevant Seller an amount equal to the Rent Payment Reimbursement Amount for such Remaining Aircraft for the Rent Transfer Period ending immediately preceding such Payment Date, such payment to be made from the Investment Earnings in the Aircraft Purchase Account for such Remaining Aircraft accrued during such Rent Transfer Period.

(e) Aircraft Sales. The Cash Manager shall cause the Operating Bank to deposit any and all proceeds received in respect of any Aircraft Sale by any ACS Group Member (including any loss proceeds and any other amounts under the relevant ACS Group Purchase Agreement), in each case in the Collections Account (other than in connection with any sale of all or substantially all of the assets of the ACS Bermuda Group or ACS Ireland Group, as applicable, in which case the Cash Manager shall deposit any and all proceeds of any thereof into the Defeasance/Redemption Account in connection with the redemption of each subclass of the Securities or Guarantor Securities, as applicable), in each case as specified in a Written Notice of the Cash Manager to the Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Cash Manager shall, as a condition to any such deposit, be accompanied by a Written Notice of the Administrative Agent setting forth the amount of such deposit). Any funds then on deposit in a Lessee Funded Account or the Security Deposit Account related to the ACS Group Aircraft subject to such sale or other disposition shall be applied on a basis consistent with the terms of the Lease related to such ACS Group Aircraft, if any, or as otherwise provided by the relevant agreements related to such sale or other disposition.

Section 3.06 Calculation Date Calculations. (a)  Calculation of Required Amounts. The Cash Manager shall determine, as soon as practicable after each Calculation Date, but in no event later than two Business Days preceding the immediately succeeding Payment Date, based on information known to the Cash Manager or Relevant Information (and, without limitation, in the case of clauses (ii) through (viii) below, a Written Notice from the Administrative Agent received by the Cash Manager no later than 10:00 a.m. (New York City time) on the day after such Calculation Date setting forth the amounts required for the calculations in such clauses) provided to the Cash Manager, the Collections received during the period commencing on the close of business on the preceding Calculation Date and ending on the close of business on such Calculation Date and calculate the following amounts:

(i) the balance of funds on deposit in the Accounts on the Calculation Date, the Required Amount with respect to each Cash Collateral Account (including the Senior Cash Collateral Account) on such Calculation Date and the amount available under all Eligible Credit Facilities on such Calculation Date;

(ii) the Required Expense Amount and any amount to be deposited in respect of Permitted Accruals as of such Calculation Date as set forth in the Monthly Report prepared by the Administrative Agent and provided to the Operating Bank;

(iii) the Available Collections on such Calculation Date (separately listing any Senior Hedge Payments, Subordinated Hedge Payments and Hedge Breakage Costs) (provided that, in making such determination, the Cash Manager may assume that any amount from a Hedge Provider to be paid on such Payment Date pursuant to any Hedge Agreement will be paid on such Payment Date);

(iv) the net Segregated Funds on deposit in any Lessee Funded Account and any amounts on deposit in the Security Deposit Account available to be transferred into the Collections Account on such Calculation Date;

(v) any amounts to be withdrawn from any Cash Collateral Account for the payment of the Interest Amount on the Outstanding Principal Balance of any class of ACS Group Securities, any Expenses or Senior Hedge Payments;

(vi) any amounts to be transferred in respect of Eligible Credit Facilities under clause (iv) of Section 3.08(a) hereof, clause (iii) of Section 3.08(b) hereof or clause (ii) of Section 3.08(c) hereof;

(vii) any amount to be transferred from any Aircraft Purchase Account to the Collections Account as provided in Section 3.05(c) hereof; and

(viii) the Contribution Amounts, if any, made prior to such Calculcation Date.

(b) Calculation of Interest Amounts, Policy Premiums, interest due to the Policy Provider and fees of Initial Credit Facility Provider. The Cash Manager shall, not later than four Business Days prior to each Payment Date, make the following calculations or determinations with respect to Interest Amounts, Policy Premiums and fees of the Initial Credit Facility Provider due on such Payment Date:

(i) based on Relevant Information provided to it by the Reference Agent, the applicable interest rate on each subclass of ACS Group Floating Rate Securities based on LIBOR determined on the Reference Date for the relevant Accrual Period;

(ii) the Interest Amount in respect of each class or subclass of ACS Group Floating Rate Securities (other than Class E Securities) on such Payment Date;

(iii) the Interest Amount in respect of each class or subclass of ACS Group Fixed Rate Securities on such Payment Date;

(iv) the DSCR Aggregate Interest Amount for such Payment Date;

(v) the Policy Premium due and owing to the Policy Provider on such Payment Date;

(vi) any fees and Investment Earnings due and owing to the Initial Credit Facility Provider on such Payment Date; and

(vii) any interest due and owing to the Policy Provider on, or interest amounts that constitute, Policy Provider Obligations.

(c) Calculation of Principal Payment and Other Amounts. The Cash Manager shall, not later than five Business Days prior to each Payment Date, calculate or determine the following with respect to principal payments due on such Payment Date and certain other amounts in respect of such Payment Date:

(i) the Outstanding Principal Balance of each class and subclass of the ACS Group Securities on such Payment Date immediately prior to any principal payment on such date;

(ii) the Assumed Base Value and Assumed Monthly Depreciation for each ACS Group Aircraft and the Assumed Portfolio Value on such Payment Date;

(iii) the DSCR Available Cash on such Payment Date (with the amount of Re-leasing Expenses with respect to such DSCR Available Cash to be certified to the Cash Manager by the Administrative Agent on or prior to five Business Days prior to each Payment Date);

(iv) the Minimum Principal Payment Amount on such Payment Date with respect to each subclass of ACS Group Class A Securities;

(v) the Aggregate Minimum Principal Payment Amount on such Payment Date with respect to each subclass of ACS Group Class A Securities;

(vi) the DSCR Aggregate Minimum Principal Amount with respect to such Payment Date;

(vii) the DSCR on such Payment Date;

(viii) the Applicable Allocation Percentage; and

(ix) the Allocable Principal Conversion Amount and the Allocable Equity Conversion Amount.

(d) Calculation of Refinancing Amounts. The Cash Manager shall, not later than five Business Days prior to each Payment Date on which an ACS Group Refinancing or Redemption or Guarantor Redemption, as applicable, of any class or subclass of ACS Group Securities is scheduled to occur, perform the calculations necessary to determine the Redemption Price or Guarantor Redemption Price, as applicable, of and the accrued and unpaid interest on such Securities.

(e) Application of the Available Collections. The Cash Manager shall, not later than 1:00 p.m. (New York City time) on the Business Day prior to each Payment Date, determine the amounts to be applied on such Payment Date to make each of the payments contemplated by Section 3.08(a), 3.08(b) or 3.08(c) (as applicable) hereof setting forth separately, the amount to be applied on such Payment Date pursuant to each clause of Section 3.08(a), 3.08(b) or 3.08(c) (as applicable) hereof including, where applicable, the allocation of principal of the ACS Group Securities in accordance with Section 3.09 hereof.

(f) Calculations in respect of Initial Credit Facility Drawings. As soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the fourth Business Day prior to the related Payment Date, the Cash Manager shall determine (after giving effect to the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.08 hereof), whether a shortfall exists as of such Calculation Date in Available Collections (x) to pay on the next succeeding Payment Date the Required Expense Amount due on such Payment Date (any such shortfall in respect of the Required Expense Amount, a “Required Expenses Shortfall”), (y) to pay in full the Senior Hedge Payments to each applicable Hedge Provider due on such Payment Date (any such shortfall of Senior Hedge Payments, the “Senior Hedge Payments Shortfall”), and (z) to pay the Interest Amount due on each subclass of the ACS Group Class A Securities on such Payment Date (any such shortfall in respect of the Interest Amount due with respect to the ACS Group Subclass A-1 Securities, a “Credit Facility Interest Class A Shortfall”).

(g) Notification of Calculations in respect of Available Minimum Principal Amounts. So long as a Default Notice has not been issued, an Acceleration Default has not occurred or a DSCR Failure has not occurred or will not occur on the next succeeding Payment Date, as soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the related Payment Date, the Cash Manager shall provide notice to the Issuer and the Guarantor of its calculations of (i) the amount (the “Available Minimum Principal Amount”) available (after giving effect to all Prior Ranking Amounts) to pay the Minimum Principal Payment Amount for the ACS Group Class A Securities (for application in accordance with Section 3.08(a)) for such Payment Date and (ii) the Allocable Principal Conversion Amount with respect to any proposed ACS Group Aircraft Conversion and whether the Available Minimum Principal Amount (after giving effect to any prior transfer to the Aircraft Conversion Account of any Available Minimum Principal Amounts in respect of a particular Aircraft Conversion) is sufficient to fund such Allocable Principal Conversion Amount in full. As soon as practicable after receipt of such calculations, but in no event later than 12:00 p.m. (New York City time) on the date which is the second Business Day prior to the related Payment Date, each of the Issuer and the Guarantor (or the Administrative Agent on their behalf) shall advise the Cash Manager as to whether the Available Minimum Principal Amount should be applied in accordance with Section 3.08(a) towards the

Minimum Principal Payment Amount payable for such Payment Date or should be transferred to the Aircraft Conversion Account (such election to transfer the Available Minimum Principal Amount (or such lesser amount as may be necessary to fund the Allocable Principal Conversion Amount for such ACS Group Aircraft Conversion) to the Aircraft Conversion Account, a “Principal Conversion Election”). For the avoidance of doubt, the sum of the Available Minimum Principal Amount transferred to the Aircraft Conversion Account in respect of any proposed ACS Group Aircraft Conversion may not exceed the Allocable Principal Conversion Amount for such ACS Group Aircraft Conversion. In the absence of a Principal Conversion Election, the Available Minimum Principal Amount shall be applied in accordance with the payment priorities set forth in Section 3.08(a) hereof. A Principal Conversion Election with respect to any ACS Group Aircraft Conversion in relation to any Payment Date will be only permitted (i) if a Holder Conversion Election with respect to such ACS Group Aircraft conversion in relation to such Payment Date is also made and (ii) in the same proportion as (x) the amount of Available Holder Amount to be transferred to the Aircraft Conversion Account to fund the Allocable Equity Conversion Amount in respect of such Holder Conversion Election on such Payment Date bears to (y) such Allocable Equity Conversion Amount.

(h) Notification of Calculations in respect of Available Holder Amounts. So long as a Default Notice has not been issued, an Acceleration Default has not occurred or a DSCR Failure has not occurred or will not occur on the next succeeding Payment Date, as soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the related Payment Date, the Cash Manager shall provide notice to the Issuer and the Guarantor of its calculations of (i) the amount (the “Available Holder Amount”) available (after giving effect to all Prior Ranking Amounts) to pay the Holder of the Class E Securities and the Shareholders in accordance with Section 3.08(a) for such Payment Date and (ii) the Allocable Equity Conversion Amount with respect to any proposed ACS Group Aircraft Conversion and whether such Available Holder Amount (after giving effect to any prior transfers to the Aircraft Conversion Account of Available Holder Amounts in respect of a particular ACS Group Aircraft Conversion) is sufficient to fund such Allocable Equity Conversion Amount in full. As soon as practicable after receipt of such calculations, but in no event later than 12:00 p.m. (New York City time) on the date which is the second Business Day prior to the related Payment Date, each of the Issuer and the Guarantor (or the Administrative Agent on their behalf) shall advise the Cash Manager as to whether the Available Holder Amount should be paid to the Holders of the Class E Securities and the Shareholders pro rata according to the Applicable Allocation Percentage for such Payment Date or should, in lieu of such payment, be transferred in whole or in part to the Aircraft Conversion Account to fund the Allocable Equity Conversion Amount (such election to transfer the Available Holder Amount (or such lesser amount as may be necessary to fund the Allocable Equity Conversion Amount for such ACS Group Aircraft Conversion) to the Aircraft Conversion Account, a “Holder Conversion Election” and, together with a Principal Conversion Election, a “Conversion Election”). For the avoidance of doubt, the sum of the Available Holder Amount transferred to the Aircraft Conversion Account in respect of any proposed ACS Group Aircraft Conversion may not exceed the Allocable Equity Conversion Amount for such ACS Group Aircraft Conversion. In the absence of a Holder Conversion Election, the Available Holder Amount shall be applied in accordance with the payment priorities set forth in Section 3.08(a) hereof.

(i) Calculations in respect of Policy Drawings. The Cash Manager shall make the following calculations or determinations in respect of the Policy:

(i) as soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to each Regular Distribution Date, determine (after giving effect to all payments and transfers to be made with respect to such Regular Distribution Date and the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.08 hereof, the application of Credit Facility Drawings to be made pursuant to the Initial Credit Facility, any withdrawals from the Credit Facility Reserve Account and any withdrawals from the Senior Cash Collateral Account pursuant to Section 3.01(p)), whether a shortfall will exist as of such Regular Distribution Date in the Available Collections and such other amounts to make payment on such Regular Distribution Date of Accrued Senior Interest due on the Certificates on such Regular Distribution Date (any such shortfall in respect of accrued and unpaid interest on the Certificates on any Regular Distribution Date, an “Interest Shortfall” therefor);

(ii) as soon as practicable after the Calculation Date next succeeding the date of a sale or other disposition of an ACS Group Aircraft (not including any ACS Group Aircraft acquired by way of contribution) or of an ACS Group Subsidiary which owns an ACS Group Aircraft (not including any ACS Group Aircraft acquired by way of contribution), in each case by or on behalf of, or at the direction of the Controlling Party after an Acceleration of the Securities, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the next succeeding Regular Distribution Date, determine the shortfall, if any, between the Class A Note Target Price (determined as of the date of disposition) of the disposed Aircraft (or of the Aircraft owned by the disposed ACS Group Subsidiary) and the Net Sale Proceeds from the sale or other disposition of such Aircraft (or of such disposed ACS Group Subsidiary owning such Aircraft) (the “Deficiency Shortfall” with respect to the next succeeding Regular Distribution Date);

(iii) as soon as practicable after each Calculation Date on or following the date that is 24 months after the date (as determined by the Pass Through Trustee or the Trustee and notified to the Policy Provider in writing) of the occurrence of an Event of Default under Section 4.01(a) or Section 4.01(b) hereof or an Acceleration of the Securities, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the immediately succeeding Regular Distribution Date, determine (after giving effect to the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.08 hereof and the application of any Credit Facility Drawings (or drawings under any Replacement Credit Facility) and the application of any withdrawals from the Credit Facility Reserve Account and/or the Senior Cash Collateral Account, in each case, in accordance with the terms hereof) the shortfall (determined as of such Calculation Date), if any, of Available Collections and such other amounts for the payment on the next succeeding Regular Distribution Date of an amount necessary to reduce the then Pool Balance of the Certificates by the Insured Minimum Principal Payment Amount, if any, of the ACS Group Subclass A-1 Securities for such Regular Distribution Date (with respect to any such Regular Distribution Date, a “Minimum Principal Shortfall”);

(iv) as soon as practicable after the Final Maturity Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the applicable Legal Final Distribution Date, determine (after giving effect to all payments and transfers to be made hereunder and the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.08 hereof on or prior to the Final Maturity Date and the application of any Credit Facility Drawings (or drawings under any Replacement Credit Facility), any withdrawals from the Credit Facility Reserve Account and any withdrawals from the Senior Cash Collateral Account as set forth in Section 3.01(p), in each case, on such Final Maturity Date) (determined as of the Final Maturity Date) whether any shortfall will exist in the amount necessary for the payment in full of the Pool Balance of the Certificates on the Legal Final Distribution Date therefor together with accrued and unpaid interest thereon (at the Stated Rate of Interest for the Certificates) (any such shortfall on the Legal Final Distribution Date, the “Final Amount” therefor); and

(v) as promptly as practicable after the date of any Avoided Payment, calculate the amount of such Avoided Payment.

Section 3.07 Payment Date First Step Withdrawals and Transfers. Two Business Days prior to each Payment Date, the Cash Manager shall make or direct the Operating Bank in writing to make (such direction to be communicated in computer file format or in such other form as the Cash Manager, the Operating Bank, the Trustees and the Security Trustee agree, provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank), on such Payment Date, the following withdrawals from and transfers to the Accounts in each case as specified in a Written Notice of the Cash Manager to the Trustee, the Security Trustee and the Operating Bank (and, in the case of clauses (c) and (d) below, such direction shall be based on information provided by the Administrative Agent in a Written Notice to the Cash Manager specifying the amounts for such clauses);

(a) transfer the net proceeds of any ACS Group Refinancing of any ACS Group Securities from the Refinancing Account to any Cash Collateral Account established for the related ACS Group Refinancing Securities (up to the Required Amount therefor in accordance with Section 3.03 hereof) and the balance to the applicable Securities Accounts, in each case in accordance with Sections 2.10(b) and 5.02(f) hereof and Sections 2.10(b) and 5.02(f) of the Guarantor Indenture;

(b) transfer any amounts on deposit in the Defeasance/Redemption Account in respect of any Redemption or Guarantor Redemption that is not a Refinancing or Guarantor Refinancing to the applicable Securities Accounts;

(c) transfer from each Lessee Funded Account to the Security Deposit Account or the Collections Account, as applicable, any available Segregated Funds that are no longer required to be maintained in a segregated account under the applicable ACS Group Leases;

(d) transfer from the Security Deposit Account to the Collections Account any security deposits relating to an expired or terminated ACS Group Lease that are not required under the terms of a subsequent ACS Group Lease to be retained in the Security Deposit Account;

(e) transfer from the Collections Account to the relevant Lessee Funded Accounts the amount of any Segregated Funds then on deposit in the Collections Account;

(f) transfer from the Collections Account to the Security Deposit Account the amount of any security deposits that are not Segregated Funds then on deposit in the Collections Accounts;

(g) transfer from any Account (other than the Collections Account, the Credit Facility Reserve Account, the Initial Liquidity Payment Account, the Aircraft Conversion Account, and the Aircraft Purchase Accounts) to the Collections Account the amount of Investment Earnings, if any, on investments of funds on deposit therein during the preceding Accrual Period, except that (a) earnings on any portion of the funds on deposit in any Account required under the terms of the related Lease to be repaid to the related Lessee shall be retained therein and (b) in the case of any Aircraft Purchase Account, any earnings on the portion of the purchase price funds in respect of an ACS Group Aircraft on deposit in such Aircraft Purchase Account shall be retained therein for application in accordance with Section 3.05 hereof;

(h) after the giving of a Default Notice, during the continuation of an Acceleration Default or following the Accrual Period in which an Aircraft Sale occurs with respect to the last remaining ACS Group Aircraft, transfer any amounts remaining in the relevant Lessee Funded Account (other than amounts required to be maintained in such account pursuant to the terms of the related ACS Group Lease or ACS Group Aircraft Agreement) and the Security Deposit Account into the Collections Account;

(i) transfer from the Collections Account to the Aircraft Conversion Account an amount equal to the Available Minimum Principal Amount (or a portion thereof) to fund the Allocable Principal Conversion Amount and the Available Holder Amount (or a portion thereof) to fund the Allocable Equity Conversion Amount in connection with a Conversion Election; and

(j) after payment in full of all ACS Group Conversion Payments to be made for any ACS Group Aircraft Conversion, transfer any balance of the amount originally deposited in the Aircraft Conversion Account in respect of such ACS Group Aircraft Conversion from the Aircraft Conversion Account to the Collections Account for application in accordance with Section 3.08 hereof.

Section 3.08 Payment Date Second Step Withdrawals. (a) On each Payment Date, after the withdrawals and transfers provided for in Section 3.07 hereof have been made, the Cash Manager shall distribute from the Collections Account (or retain in the Collections Account, if so indicated in the relevant clause below), or direct the Operating Bank in writing to do the same (such direction to be communicated in computer file format or in such other form as the Cash Manager, the Operating Bank, the Trustees and the Security Trustee agree; provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank), at least two Business Days prior to such Payment Date the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that all amounts then required to be paid (or retained in the Collections Account, as applicable) ranking prior thereto (“Prior Ranking Amounts”) have been paid in full (provided that the amount to be paid shall be reduced in inverse order of priority by the amount of any payment by a Hedge Provider under a Hedge Agreement that was assumed pursuant to Section 3.06(a)(iii) to be, but has not in fact been, paid on such Payment Date). All payments of Available Collections to be made to or for the account of Holders of any subclass of ACS Group Securities, pursuant to this Section 3.08 shall be made through a direct transfer of funds to the applicable Securities Account with respect to such subclass of ACS Group Securities. Payments shall be made in the following order of priority:

(i) to the Expense Account, an amount such that the amount on deposit therein is at least equal to the Required Expense Amount (including Credit Facility Expenses due and payable to the Initial Credit Facility Provider and Policy Expenses due and payable to the Policy Provider);

(ii) in no order of priority inter se, but pro rata as to the amounts described in clauses (A), (B) and (C) as follows, (A) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, the Interest Amount on such subclass of ACS Group Class A Securities (other than any portion thereof constituting any interest described in clause (b) of the definition of Interest Amount to the extent the Policy Provider has made timely payment in respect of any unpaid Interest Shortfall due on the related Regular Distribution Date on the Certificates) in no order of priority inter se, but pro rata according to the Interest Amount on such subclass of ACS Group Class A Securities less the sum of (1) the amount of any Interest Drawing paid on or before the related Distribution Date by the Policy Provider under the Policy on or prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date and (2) the amount of any Credit Facility Drawing in respect of the Interest Amount due on such subclass of ACS Group Class A Securities paid on or before such Payment Date to the extent not theretofore reimbursed to the Initial Credit Facility Provider as of such Payment Date; and second, to the Policy Provider, the amounts so paid by the Policy Provider in respect of such Interest Drawings to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date; (B) pro rata, to any Hedge Provider, an amount equal to any Senior Hedge Payment due from any ACS Group Member pursuant to any Hedge Agreement; and (C) to the Policy Provider, an amount equal to accrued interest (at the Stated Rate of Interest with respect to the Certificates) on the amount of any Policy Drawing paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(iii) to the Policy Provider, an amount equal to any Senior Hedge Payment made by the Policy Provider on behalf of an ACS Group Member to the extent not theretofore reimbursed to the Policy Provider as of such Payment Date;

(iv) in no order of priority inter se, but pro rata as to the amounts described in clauses (A), (B) and (C) as follows: (A) first, to the Credit Facility Reserve Account (if applicable), such amount so that the amount on deposit in such Account is equal to the Required Amount therefor and second, to any Persons providing any Eligible Credit Facilities, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities (after giving effect to any payments made by the Policy Provider to the Persons providing such Eligible Credit Facilities as provided in the definition of “Controlling Party”); (B) if the Policy Provider has paid any such Credit Facility Advance Obligations, as so provided, to the Policy Provider, the amount of such payments to the extent not theretofore reimbursed to the Policy Provider (plus interest accrued thereon at the applicable rate under such Eligible Credit Facility that would have otherwise been payable to the Persons providing such Eligible Credit Facility from the date of such payment); and (C) to the Senior Cash Collateral Account, such amount so that the amount on deposit in such Account is equal to the Required Amount therefor;

(v) to the Policy Provider, any Policy Premium due and owing to the Policy Provider and any accrued and unpaid interest on any Policy Premium;

(vi) first, except in connection with a Conversion Election, to the Securities Accounts for each subclass of ACS Group Class A Securities, in the order of priority by subclass set forth in Section 3.09 hereof, an amount equal to the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date less the amounts of Policy Drawings (such amount in the aggregate not to exceed such Aggregate Minimum Principal Payment Amount for such date) in respect of the principal of the ACS Group Class A Securities (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) paid by the Policy Provider under the Policy for periods prior to the related Distribution Date to the extent not theretofore reimbursed to the Policy Provider; and second, to the Policy Provider, an amount, not to exceed the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date, equal to the amount of such Policy Drawings in respect of such principal (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) so paid by the Policy Provider under the Policy prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(vii) to the Expense Account, such amount as an accrual (the “Permitted Accruals”) in respect of any ACS Group Modification Payments or ACS Group Refinancing Expenses as the Cash Manager shall determine based on information provided in a Written Notice to the Cash Manager by the Administrative Agent;

(viii) payments to the applicable party, pro rata inter se, of Special Indemnity Payments;

(ix) to the Policy Provider, an amount equal to accrued interest (at the Excess Policy Rate) on any amounts paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(x) payments to Hedge Providers, pro rata inter se, that are Subordinated Hedge Payments;

(xi) to the Policy Provider, any Additional Premium due and owing to the Policy Provider;

(xii) to the Irish Parent, the Charitable Trust Dividend, if any;

(xiii) in no order of priority inter se but pro rata, not on account of any obligation or debt (A) to the Securities Account for the Holders of the Class E Securities, an amount equal to the reimbursement to the Holders of the Class E Securities of the Contribution Amounts (if any) made by such Holders, and (B) to the Shareholders Account as a dividend or distribution, an amount equal to the reimbursement to the Shareholders of the Contribution Amounts (if any) made by the Shareholders with respect to the Shares; and

(xiv) the balance in no order of priority inter se but pro rata in accordance with the Applicable Allocation Percentages, to the Securities Account for the Holders of the Class E Securities and to the Shareholders Account for the Shareholders.

(b) Anything to the contrary contained in Section 3.08(a) hereof notwithstanding, following the earlier of (x) the Expected Final Payment Date of the ACS Group Subclass A-1 Securities or (y) the occurrence of a DSCR Failure, the allocation of payments described in Section 3.08(a) hereof shall not apply and the Cash Manager shall direct the Operating Bank in writing (such direction to be communicated in computer file format or in such other form as the Cash Manager, the Operating Bank, the Trustees, and the Security Trustee agree, provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank) to cause all amounts on deposit in the Collections Account and the Expense Account to be applied on each Payment Date in the following order of priority:

(i) to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount (including Credit Facility Expenses due and payable to the Initial Credit Facility Provider and Policy Expenses due and payable to the Policy Provider);

(ii) in no order of priority inter se, but pro rata as to the amounts described in clauses (A), (B), (C) and (D) as follows: (A) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, the Interest Amount on such subclass of ACS Group Class A Securities (other than any portion thereof constituting any interest described in clause (b) of the definition of Interest Amount to the extent the Policy Provider has made timely payment in respect of any unpaid Interest Shortfall due on the related Distribution Date on the Certificates) in no order of priority inter se, but pro rata according to the Interest Amount of such subclass of ACS Group Securities less the sum of (1) the amount of any Interest Drawing paid on or before the related Distribution Date by the Policy Provider under the Policy on or prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date and (2) the amount of any Credit Facility Drawing in respect of the Interest Amount due on such subclass of ACS Group Class A Securities paid on or before such Payment Date to the extent not theretofore reimbursed to the Initial Credit Facility Provider as of such Payment Date; and second, to the Policy Provider, the amounts so paid by the Policy Provider in respect of such Interest Drawing to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date, (B) pro rata to any Hedge Provider, such amounts as are required to make any Senior Hedge Payments due to such Hedge Provider pursuant to any Hedge Agreement; (C) to the Policy Provider, an amount equal to accrued interest (at the Stated Rate of Interest with respect to the Certificates) on the amount of any Policy Drawing paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date and (D) to the Policy Provider, an amount equal to any

Senior Hedge Payment made by the Policy Provider made by the Policy Provider on behalf of an ACS Group Member to the extent not theretofore reimbursed to the Policy Provider as of such Payment Date;

(iii) in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B), (A) to any Persons providing any Eligible Credit Facilities, pro rata inter se, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities other than a Cash Collateral Account (after giving effect to any payments made by the Policy Provider to Persons providing such Eligible Credit Facilities as provided in the definition of “Controlling Party”); and (B) if the Policy Provider has paid any such Credit Facility Advance Obligations, as so provided, to the Policy Provider, the amount of such payments to the extent not theretofore reimbursed to the Policy Provider (plus interest accrued thereon at the applicable rate under such Eligible Credit Facility that would have otherwise been payable to the Person providing such Eligible Credit Facility from the date of such payment);

(iv) to the Policy Provider, any Policy Premium due and owing to the Policy Provider and any accrued and unpaid interest on any Policy Premium;

(v) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, an amount equal to the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date less the amounts of Policy Drawings (such amount in the aggregate not to exceed such Aggregate Minimum Principal Payment Amount for such date) in respect of the principal of the ACS Group Class A Securities (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) paid by the Policy Provider under the Policy for periods prior to the related Distribution Date to the extent not theretofore reimbursed to the Policy Provider; and second, to the Policy Provider, an amount, not to exceed in the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date, equal to the amount of such Policy Drawings in respect of such principal (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) so paid by the Policy Provider under the Policy prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(vi) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, the Outstanding Principal Balance of such subclass of ACS Group Class A Securities in no order of priority inter se, but pro rata according to the amount of the principal of such subclass of ACS Group Class A Securities less the amounts of Policy Drawings in respect of the principal of such subclass of the ACS Group Class A Securities (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) paid by the Policy Provider under the Policy for periods prior to the related Distribution Date to the extent not theretofore reimbursed to the Policy Provider and second, to the Policy Provider, an amount equal to the Policy Drawings in respect of such principal (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) so paid by the Policy Provider under the Policy prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(vii) payments to the applicable party, pro rata inter se, of Special Indemnity Payments;

(viii) to the Policy Provider, an amount equal to accrued interest (at the Excess Policy Rate) on any amounts paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(ix) payments to any Hedge Provider, pro rata inter se, that are Subordinated Hedge Payments;

(x) to the Policy Provider, any Additional Premium then due and owing to the Policy Provider;

(xi) to the Irish Parent, the Charitable Trust Dividend, if any;

(xii) in no order of priority inter se but pro rata, not on account of any obligation or debt (A) to the Securities Account for the Holders of the Class E Securities, an amount equal to the reimbursement to the Holders of the Class E Securities of the Contribution Amounts (if any) made by such Holders, and (B) to the Shareholders Account, an amount equal to the reimbursement to the Shareholders of the Contribution Amounts, if any, made by the Shareholders; and

(xiii) the balance in no order of priority inter se but pro rata in accordance with the Applicable Allocation Percentages, to the Securities Account for the Holders of the Class E Securities and to the Shareholders Account for the Shareholders.

(c) Anything to the contrary contained in Section 3.08(a) or (b) hereof notwithstanding, following the delivery to the Issuer, the Guarantor or the Cash Manager of a Default Notice or during the continuance of an Acceleration Default, the allocation of payments described in Section 3.08(a) and (b) hereof shall not apply and the Cash Manager shall direct the Operating Bank in writing (such direction to be communicated in computer file format or in such other form as the Cash Manager, the Operating Bank, the Trustees, and the Security Trustee agree, provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank) to cause all amounts on deposit in the Collections Account and the Expense Account to be applied on each Payment Date in the following order of priority:

(i) to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount (including Credit Facility Expenses due and payable to the Initial Credit Facility Provider and Policy Expenses due and payable to the Policy Provider);

(ii) in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B), (A) to any Persons providing any Eligible Credit Facilities, pro rata inter se, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities other than a Cash Collateral Account (after giving effect to any payments made by the Policy Provider to Persons providing such Eligible Credit Facilities as provided in the definition of “Controlling Party”); and (B) if the Policy Provider has paid any such

Credit Facility Advance Obligations, as so provided, to the Policy Provider, the amount of such payments to the extent not theretofore reimbursed to the Policy Provider (plus interest accrued thereon at the applicable rate under such Eligible Credit Facility that would have otherwise been payable to the Person providing such Eligible Credit Facility from the date of such payment);

(iii) to the Policy Provider, any Policy Premium due and owing to the Policy Provider and any accrued and unpaid interest on any Policy Premium;

(iv) in no order of priority inter se, but pro rata as to the amounts described in clauses (A), (B), (C) and (D) as follows: (A) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, the Interest Amount on such subclass of ACS Group Class A Securities (other than any portion thereof constituting any interest described in clause (b) of the definition of Interest Amount to the extent the Policy Provider has made timely payment in respect of any unpaid Interest Shortfall due on the related Distribution Date on the Certificates) in no order of priority inter se, but pro rata according to the Interest Amount of such subclass of ACS Group Securities less the sum of (1) the amount of any Interest Drawing paid on or before the related Distribution Date by the Policy Provider under the Policy on or prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date and (2) the amount of any Credit Facility Drawing in respect of the Interest Amount due on such subclass of ACS Group Class A Securities paid on or before such Payment Date to the extent not theretofore reimbursed to the Initial Credit Facility Provider as of such Payment Date; and second, to the Policy Provider, the amounts so paid by the Policy Provider in respect of such Interest Drawing to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date, (B) pro rata to any Hedge Provider, such amounts as are required to make any Senior Hedge Payments due to such Hedge Provider pursuant to any Hedge Agreement; (C) to the Policy Provider, an amount equal to accrued interest (at the Stated Rate of Interest with respect to the Certificates) on the amount of any Policy Drawing paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date and (D) to the Policy Provider, an amount equal to any Senior Hedge Payment made by the Policy Provider made by the Policy Provider on behalf of an ACS Group Member to the extent not theretofore reimbursed to the Policy Provider as of such Payment Date;

(v) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, an amount equal to the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date less the amounts of Policy Drawings (such amount in the aggregate not to exceed such Aggregate Minimum Principal Payment Amount for such date) in respect of the principal of the ACS Group Class A Securities (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) paid by the Policy Provider under the Policy for periods prior to the related Distribution Date to the extent not theretofore reimbursed to the Policy Provider; and second, to the Policy Provider, an amount, not to exceed in the Aggregate Minimum Principal Payment Amount of the ACS Group Class A Securities for such Payment Date, equal to the amount of such Policy Drawings in respect of such principal (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) so paid by the Policy Provider under the Policy prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(vi) first, to the Securities Accounts for each subclass of ACS Group Class A Securities, the Outstanding Principal Balance of such subclass of ACS Group Class A Securities in no order of priority inter se, but pro rata according to the amount of the principal of such subclass of ACS Group Class A Securities less the amounts of Policy Drawings in respect of the principal of such subclass of the ACS Group Class A Securities (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) paid by the Policy Provider under the Policy for periods prior to the related Distribution Date to the extent not theretofore reimbursed to the Policy Provider and second, to the Policy Provider, an amount equal to the Policy Drawings in respect of such principal (or, without duplication, otherwise applied to reduce the corresponding portion of the Pool Balance of the Certificates) so paid by the Policy Provider under the Policy prior to such Distribution Date to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(vii) payments to the applicable party, pro rata inter se, of Special Indemnity Payments;

(viii) to the Policy Provider, an amount equal to accrued interest (at the Excess Policy Rate) on any amounts paid by the Policy Provider under the Policy prior to the related Distribution Date and to the extent not theretofore reimbursed to the Policy Provider as of such Distribution Date;

(ix) payments to Hedge Providers, pro rata inter se, that are Subordinated Hedge Payments;

(x) to the Policy Provider, any Additional Premium then due and owing to the Policy Provider;

(xi) to the Irish Parent, the Charitable Trust Dividend, if any;

(xii) in no order of priority inter se but pro rata, not on account of any obligation or debt (A) to the Securities Account for the Holders of the Class E Securities, an amount equal to the reimbursement to the Holders of the Class E Securities of the Contribution Amounts (if any) made by such Holders, and (B) to the Shareholders Account, an amount equal to the reimbursement to the Shareholders of the Contribution Amounts, if any, made by the Shareholders; and

(xiii) the balance in no order of priority inter se but pro rata in accordance with the Applicable Allocation Percentages, to the Securities Account for the Holders of the Class E Securities and to the Shareholders Account for the Shareholders.

Section 3.09 Allocations of Principal Payments Among Subclasses of the Securities. To the extent that any payment of principal pursuant to Section 3.08(a) and (b) hereof is allocable to any class of Securities on any Payment Date, such payment will be applied to repay all Securities in such class in the following order of priority: (i) First, to each subclass, in order of the earliest issued subclass, the excess, if any, of the Outstanding Principal Balance of each such subclass over the product of the applicable Extended Note Pool Factor on such Payment Date and the initial principal balance of each such subclass (any such difference, the “Extension Amount”); provided that, in the case of two or more subclasses issued on the same date, the

Available Collections will be applied to each such subclass pro rata according to the amount of, but not to exceed, the Extension Amount of such subclass; (ii) Second, to each subclass, in no order of priority inter se, but pro rata according to the amount of, but not to exceed, the excess, if any, of the Outstanding Principal Balance of each such subclass (after giving effect to any payment under clause (i) above) over the product of the applicable Note Pool Factor on such Payment Date and the initial principal balance of each such subclass; (iii) Third, to each subclass with an Expected Final Payment Date on or before such Payment Date, in order of the earliest issued subclass; provided that, in the case of two or more subclasses issued on the same date, the Available Collections will be applied to such subclasses in order of the subclass with the earliest Expected Final Payment Date and, with respect to two or more subclasses having the same Expected Final Payment Date, the Available Collections will be applied to such subclasses pro rata according to the Outstanding Principal Balance of each such subclass (after giving effect to any payment under clauses (i) and (ii) above) on such Payment Date; and (iv) Fourth, to each subclass in order of the earliest Expected Final Payment Date, provided, in the case of two or more subclasses having the same Expected Final Payment Date, in no order of priority inter se, but pro rata, according to the Outstanding Principal Balance of each such subclass (after giving effect to any payment under clauses (i), (ii) and (iii) above) on such Payment Date.

Section 3.10 Certain Redemptions; Certain Premiums. (a) Optional Redemption. Subject to the provisions of Section 3.10(c) hereof, on any Payment Date the Issuer may elect to redeem (including in connection with any Refinancing) any subclass of the Securities in whole or in part, out of amounts available in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, for such purpose, if any, other than, in either such case, any funds constituting part of the Available Collections, at the Redemption Price plus any accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.08 hereof) on the Securities to be redeemed to the Redemption Date; provided that such a redemption may only occur upon the prior written consent of the Policy Provider (except that a redemption in full of the ACS Group Subclass A-1 Securities shall not require any such consent if a Policy Non-Consent Event occurs in connection with such redemption) and after the giving of a Default Notice or the Acceleration of any Securities, the Securities may be redeemed only in whole but not in part pursuant to this Section 3.10(a); provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee not less than 30 days and not more than 45 days prior to such Redemption Date and, for so long as any Securities are listed on the Alternative Securities Market of the Irish Stock Exchange, to the Listing Agent and the Alternative Securities Market of the Irish Stock Exchange not less than 30 days and not more than 45 days prior to such Redemption Date.

(b) Redemption for Taxation Reasons. Subject to the provisions of Section 3.10(c) hereof, if, at any time,

(i) the Issuer is, or on the next succeeding Payment Date will be, required to make any withholding or deduction under the laws or regulations of any applicable tax authority with respect to any payment on any subclass of Securities; or

(ii) the Issuer is or will be subject to any circumstance (whether by reason of any law, regulation, regulatory requirement or double-taxation convention, or the interpretation or application thereof, or otherwise) that has resulted or will result in the imposition of a Tax (whether by direct assessment or by withholding at source) or other similar imposition by any jurisdiction that would (A) materially increase the cost to the Issuer of making payments in respect of any subclass of Securities or of complying with its obligations under or in connection with the Securities; (B) materially increase the operating or administrative expenses of the Issuer; or (C) otherwise obligate the Issuer or any of its subsidiaries to make any material payment on, or calculated by reference to, the amount of any sum received or receivable by the Issuer, or by the Cash Manager on behalf of the ACS Bermuda Group as contemplated by the Cash Management Agreement, then the Issuer shall inform the Trustee in writing at such time of any such requirement or imposition and shall use commercially reasonable efforts to avoid the effect of the same; provided that no actions shall be taken by the Issuer to avoid such effects without receipt of a Rating Agency Confirmation and the prior written consent of the Policy Provider. If, after using its commercially reasonable efforts to avoid the adverse effects described above, any ACS Bermuda Group Member has not avoided such effects, the Issuer may, at its election, redeem the Securities on any Payment Date, in whole, at the Outstanding Principal Balance thereof plus accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.08 hereof) thereon, the Required Expense Amount and all unpaid Policy Provider Obligations, Credit Facility Obligations and any amounts payable to any Hedge Provider as of the Redemption Date to such Payment Date but without premium; provided, however, that any such Redemptions may not occur more than 30 days prior to such time as the requirement or imposition described in (i) or (ii) above is to become effective and each of the Trustee and the Policy Provider shall have received a certification from the Issuer certifying that the applicable ACS Bermuda Group Member has been unable, after using such commercially reasonable efforts, to avoid the adverse effects described above; and provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee and the Policy Provider not less than 30 days and not more than 45 days prior to the Redemption Date for such Redemption and, for so long as any Securities are listed on the Alternative Securities Market of the Irish Stock Exchange, to the Listing Agent and the Alternative Securities Market of the Irish Stock Exchange not less than 30 days and not more than 45 days prior to the Redemption Date for such Redemption.

(c) Method of Redemption. Upon receipt of notice from the Issuer or the Administrative Agent under Section 3.10(a) or 3.10(b) hereof, the Trustee shall give Written Notice in respect of any such redemption of any subclass of Securities under Section 3.10(a) or 3.10(b) hereof (a “Redemption”) to each Holder of Securities and the Policy Provider, at least 20 days before the Redemption Date for such Redemption. Except in the case of a Refinancing, the Trustee shall not deliver any notice under this Section 3.10(c) unless and until the Trustee shall have received certification that all conditions precedent to such Redemption have been satisfied and evidence satisfactory to it that the amounts required to be deposited pursuant to Section 3.10(d) hereof are, or will on or before the Redemption Date be, deposited in the Defeasance/Redemption Account. Each notice in respect of a Redemption given pursuant to this Section 3.10(c) shall state (i) the applicable Redemption Date, (ii) the Trustee’s arrangements for making payments in respect of such Redemption, (iii) the Redemption Price or the Outstanding Principal Balance of each subclass of Securities to be redeemed and accrued and unpaid interest,

(iv) in the case of a Redemption of the Securities of any subclass in whole, that Securities of each subclass to be redeemed must be surrendered to the Trustee to collect the Redemption Price plus accrued and unpaid interest on such Securities and (v) in the case of a Redemption of the Securities of any subclass in whole, that, unless the Issuer defaults in the payment of the Redemption Price and any accrued and unpaid interest on the Securities to be redeemed, interest on the subclass of Securities called for Redemption shall cease to accrue on and after the Redemption Date.

(d) Deposit of Redemption Amount. On or before 10:00 a.m. (New York City time) on the fifth day preceding any Redemption Date in respect of a Redemption under Section 3.10(a) hereof, the Issuer shall, to the extent an amount equal to the Redemption Price of Securities to be redeemed and all accrued and unpaid interest thereon (after giving effect to any payment thereof on such Redemption Date under Section 3.08 hereof) and all unpaid Policy Provider Obligations as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, other than, in either case, any funds constituting part of the Available Collections, an amount in immediately available funds equal to such amount. On or before 10:00 a.m. (New York City time) on the fifth day preceding any Redemption Date in respect of a Redemption under Section 3.10(b) hereof, the Issuer shall, to the extent an amount equal to the Outstanding Principal Balance of Securities to be redeemed and all accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.08 hereof) and all unpaid Policy Provider Obligations (including any Policy Premium and any Policy Redemption Premium, if any) as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account or, in case of a Refinancing, the Refinancing Account, other than, in either case, any funds constituting part of Available Collections, an amount in immediately available funds equal to such amount. In the event the ACS Group Subclass A-1 Securities or any other Covered Class A Securities are redeemed in full, the Policy shall be surrendered to the Policy Provider for cancellation.

(e) Securities Payable on Redemption Date. After notice has been given under Section 3.10(c) hereof, the Outstanding Principal Balance of the Securities to be redeemed on such Redemption Date shall become due and payable at the Corporate Trust Office of the Trustee, and from and after such Redemption Date (unless there shall be a default in the payment of the applicable amount to be redeemed) such principal amount shall cease to bear interest. Upon surrender of any Security for redemption in accordance with such notice, the Redemption Price or the Outstanding Principal Balance (as applicable) of such Security, together with accrued and unpaid interest on such Security shall be paid as provided for in this Section 3.10. If any Security to be redeemed shall not be so paid upon surrender thereof for redemption, the amount in respect thereof shall continue to bear interest until paid from the Redemption Date at the Stated Rate of Interest applicable to such Security.

Section 3.11 Adjustment of Certain Percentages, Factors and Balances. Upon each acquisition of any Additional Aircraft (other than any Additional Aircraft acquired by way of a contribution) or the issuance of any Additional Securities or Refinancing Securities, subject to Sections 5.02(f) and 5.02(h) hereof (as applicable), the Note Pool Factors and Extended Note Pool Factors for any subclass of Securities may be adjusted or, in the case of any new subclass of Securities, determined to take into account such Permitted Additional Aircraft Acquisition or the issuance of such Refinancing Securities in the manner specified in the Board Resolution providing for such action subject to the prior written consent of the Policy Provider and the Initial Credit Facility Provider; provided that no Note Pool Factor or Extended Note Pool Factor for any subclass of Securities may be adjusted so as to change the original Average Life of the affected subclass of Securities or alter the rate at which such subclass of Securities was originally scheduled to amortize. The Administrative Agent shall include such adjusted Note Pool Factors, Extended Note Pool Factors and Minimum Target Principal Balances in each Quarterly Report and Annual Report.

Section 3.12 Initial Credit Facility.

(a) Credit Facility Drawings. If the Cash Manager determines in accordance with Section 3.06(f) hereof that after making all withdrawals (prior to any drawings under the Policy but after any withdrawals from the Senior Cash Collateral Account and the Credit Facility Reserve Account) and transfers to be made with respect to the applicable Payment Date, there is (x) a Required Expenses Shortfall, (y) a Senior Hedge Payments Shortfall and/or (z) a Credit Facility Interest Class A Shortfall, in each case as calculated in Section 3.06(f) hereof, the Cash Manager shall so notify the Trustees in writing and shall, no later than 1:00 p.m. (New York City time) three Business Days prior to such Payment Date, request a drawing (each such drawing, a “Credit Facility Drawing”) under the Initial Credit Facility, to be paid on or prior to such Payment Date, in an amount equal to the lesser of (a) the aggregate amount of the shortfall from clauses (x), (y) and (z) above and (b) the Available Amount under the Initial Credit Facility.

(b) Application of Credit Facility Drawings. The proceeds of any Credit Facility Drawing shall be deposited into the Initial Liquidity Payment Account and withdrawn by the Operating Bank, upon Written Notice from the Cash Manager, for application on the applicable Payment Date in the following manner: first, to the Expense Account an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date and second, in no order of priority inter se, but pro rata, (1) to the Securities Accounts for the ACS Group Subclass A-1 Securities, the amount of accrued and unpaid interest on the ACS Group Subclass A-1 Securities with respect to the applicable Payment Date in no order of priority inter se, but pro rata; and (2) pro rata, to any Hedge Provider, an amount equal to any Senior Hedge Payment due from any ACS Group Member pursuant to any Hedge Agreement.

(c) Downgrade Drawings. The Initial Credit Facility Provider shall notify the Issuers, the Cash Manager and the Policy Provider promptly upon the occurrence of a Downgrade Event. If at any time a Downgrade Event has occurred and within 10 days after notice of such event (but not later than the expiration date of the Initial Credit Facility) (i) the Initial Credit Facility Provider or the Issuer or the Guarantor does not arrange to replace the Initial Credit Facility with a Replacement Credit Facility, (ii) the Initial Credit Facility Provider shall not have received a Rating Agency Confirmation with respect to the Downgrade Event and the written consent of the Policy Provider to the retention of such Initial Credit Facility Provider shall not have been obtained or (iii) the Policy Provider shall not have confirmed in writing that such downgrading will not constitute a Downgrade Event, on such 10th day (or if such 10th day is not a Business Day, on the next succeeding Business Day) (or, if earlier, the expiration date of the Initial Credit Facility), then the Cash Manager shall, upon the occurrence of a Downgrade Event with respect to the Initial Credit Facility, request a drawing in accordance with and to the extent permitted by the Initial Credit Facility (such drawing, a “Downgrade Drawing”) of the Available Amount thereunder. Amounts drawn pursuant to a Downgrade Drawing shall be deposited into the Credit Facility Reserve Account.

(d) Non-Extension Drawings. If the Initial Credit Facility is scheduled to expire on a date (the “Stated Expiration Date”) prior to the date that is 15 days after the Final Maturity Date with respect to the ACS Group Subclass A-1 Securities, then, no earlier than the 60th day and no later than the 30th day prior to the applicable Stated Expiration Date then in effect, the Cash Manager shall request that the Initial Credit Facility Provider extend the Stated Expiration Date until the earlier of (i) the date which is 15 days after such Final Maturity Date with respect to the ACS Group Subclass A-1 Securities and (ii) the date that is immediately preceding the 364th day occurring after the Stated Expiration Date then in effect (unless the obligations of the Initial Credit Facility Provider under the Initial Credit Facility are earlier terminated in accordance with the Initial Credit Facility). If on or before the date which is 10 days prior to the Stated Expiration Date, (A) the Initial Credit Facility shall not have been replaced in accordance with Section 3.12(e) hereof or (B) the Initial Credit Facility Provider fails irrevocably and unconditionally to advise the Cash Manager that such Stated Expiration Date then in effect shall be so extended (whether or not the Cash Manager has in fact requested an extension), the Cash Manager shall immediately, in accordance with the terms of the Initial Credit Facility (a “Non-Extended Facility”), request a drawing under such Initial Credit Facility (such drawing, a “Non-Extension Drawing”) for the Available Amount thereunder. Amounts drawn pursuant to a Non-Extension Drawing shall be deposited into the Credit Facility Reserve Account.

(e) Issuance of Replacement Credit Facility.

(i) If the Initial Credit Facility Provider shall determine not to extend the Initial Credit Facility in accordance with Section 3.12(d) hereof, then either the Initial Credit Facility Provider or either the Issuer or the Guarantor may, at their respective options, arrange for a Replacement Credit Facility to replace the Initial Credit Facility during the period no earlier than 35 days and no later than 10 days prior to the then effective Stated Expiration Date.

(ii) If a Downgrade Event shall have occurred with respect to the Initial Credit Facility in accordance with Section 3.12(c) hereof, then either the Initial Credit Facility Provider or the Issuer or the Guarantor may, at their respective options, arrange for a Replacement Credit Facility to replace the Initial Credit Facility within 10 days after receiving notice of such Downgrade Event (but not later than the expiration date of the Initial Credit Facility); provided, however, that the Initial Credit Facility Provider may, at its option, arrange for a Replacement Credit Facility at any time following a Downgrade Drawing so long as neither the Issuer nor the Guarantor has already arranged for a Replacement Credit Facility.

(iii) (A) At any time after the then Stated Expiration Date of the Initial Credit Facility which has been extended for a period in excess of a 364-day period, the Initial Credit Facility Provider may, at its option, arrange for a Replacement Credit Facility to replace the Initial Credit Facility.

(B) No Replacement Credit Facility arranged by the Initial Credit Facility Provider or the Issuer or the Guarantor in accordance with clauses (e)(i), (e)(ii) and (e)(iii)(A)

above shall become effective and no such Replacement Credit Facility shall be deemed an Eligible Credit Facility under this Indenture, unless and until (y) each of the conditions referred to in subclause (C) below shall have been satisfied, and (z) in the case of a Replacement Credit Facility arranged by the Initial Credit Facility Provider, such Replacement Credit Facility is acceptable to the Issuer and the Guarantor.

(C) In connection with the issuance of each Replacement Credit Facility, (x) the Cash Manager shall, prior to the issuance of such Replacement Credit Facility, have received a Rating Agency Confirmation with respect to the Certificates (without regard to any downgrading of any rating of the Initial Credit Facility Provider being replaced pursuant to Section 3.12(c) hereof and without regard to the Policy), (y) upon receipt of a Written Notice from the Administrative Agent to the Cash Manager setting forth the amount of Credit Facility Obligations then owing to the replaced Initial Credit Facility Provider, the Cash Manager shall direct the Operating Bank pursuant to a Written Notice of the Cash Manager setting forth the amount of Credit Facility Obligations then owing to the replaced Initial Credit Facility Provider to pay to the replaced Initial Credit Facility Provider all Credit Facility Obligations then owing to the replaced Initial Credit Facility Provider and upon receipt of such Written Notice, the Operating Bank shall pay such amount to the Initial Credit Facility Provider (which payment shall be made first from available funds in the Credit Facility Reserve Account, and thereafter from any other available source, including, without limitation, a drawing under the Replacement Credit Facility) and (z) the issuer of the Replacement Credit Facility shall deliver the Replacement Credit Facility to the Cash Manager, together with a legal opinion opining that such Replacement Credit Facility has been duly authorized, executed and delivered by, and is an enforceable obligation of, such Replacement Credit Facility Provider, such legal opinion to be reasonably satisfactory to the Policy Provider unless the legal opinion of counsel to the Replacement Credit Facility Provider is in form and substance substantially the same as the legal opinion of counsel to the Initial Credit Facility Provider delivered on the Initial Closing Date.

(D) Upon satisfaction of the conditions set forth in clauses (B) and (C) of this Section 3.12(e)(iii) with respect to a Replacement Credit Facility, (w) the replaced Initial Credit Facility shall terminate, (x) the Cash Manager shall, if and to the extent so requested by the Issuer or the Guarantor or the Initial Credit Facility Provider being replaced, execute and deliver any certificate or other instrument furnished to it required in order to terminate the replaced Initial Credit Facility, shall surrender the replaced Initial Credit Facility to the Initial Credit Facility Provider being replaced and shall execute and deliver the Replacement Credit Facility, (y) each of the parties hereto shall enter into any amendments to this Indenture, the Guarantor Indenture and any other Related Documents necessary to give effect to (1) the replacement of the applicable Initial Credit Facility Provider with the applicable Replacement Credit Facility Provider and (2) the replacement of the applicable Initial Credit Facility with the applicable Replacement Credit Facility and (z) such Replacement Credit Facility Provider shall be deemed to be an Eligible Provider with the rights and obligations of the Initial Credit Facility Provider hereunder and under the other Related Documents and such Replacement Credit Facility shall be deemed to be an Eligible Credit Facility (and, if so designated by a Board Resolution and Guarantor Board Resolution, deemed to be the Initial Credit Facility) hereunder and under the other Related Documents.

(f) Credit Facility Reserve Account; Withdrawals; Investments. All amounts drawn under the Initial Credit Facility by the Cash Manager pursuant to Section 3.12(c), 3.12(d) or 3.12(i) hereof shall be deposited by the Cash Manager into the Credit Facility Reserve Account. All amounts on deposit in the Credit Facility Reserve Account, including any amount deposited in accordance with clause (iv) of Section 3.08(a) hereof, shall be invested and reinvested in accordance with Section 3.02 hereof. Upon a request by the Initial Credit Facility Provider, the Cash Manager shall provide the Initial Credit Facility Provider with the amount of Investment Earnings held in the Credit Facility Reserve Account as of the applicable date of determination. On each Payment Date, the Cash Manager shall direct the Operating Bank to pay to the Initial Credit Facility Provider all Investment Earnings on amounts on deposit in the Credit Facility Reserve Account. Amounts on deposit in the Credit Facility Reserve Account shall be withdrawn by or at the direction of the Cash Manager under the following circumstances:

(i) in accordance with Section 3.01(o) hereof;

(ii) on any Payment Date, if the amount in the Credit Facility Reserve Account exceeds the Required Amount therefor, then the Cash Manager shall direct the Operating Bank to withdraw, upon Written Notice from the Cash Manager, from the Credit Facility Reserve Account such excess and pay such amount to the Initial Credit Facility Provider;

(iii) if a Replacement Credit Facility is established following the date on which funds have been deposited into the Credit Facility Reserve Account, the Cash Manager shall direct the Operating Bank to withdraw, upon Written Notice from the Cash Manager, all amounts on deposit in the Credit Facility Reserve Account and shall pay such amounts to the replaced Initial Credit Facility Provider until all Credit Facility Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account;

(iv) upon the payment in full of the Outstanding Principal Balance of, and accrued and unpaid interest on, the ACS Group Subclass A-1 Securities, the Cash Manager shall direct the Operating Bank to withdraw, upon Written Notice from the Cash Manager, all amounts from the Credit Facility Reserve Account and pay such amounts to the Initial Credit Facility Provider until all Credit Facility Obligations owed to such Initial Credit Facility Provider have been paid in full, and shall deposit any remaining amount in the Collections Account; and

(v) 15 days after the Final Maturity Date with respect to the ACS Group Subclass A-1 Securities, the Operating Bank shall withdraw, upon Written Notice from the Cash Manager, all amounts on deposit in the Credit Facility Reserve Account and pay such amounts to the Initial Credit Facility Provider until all Credit Facility Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account.

(g) Reinstatement. With respect to any Credit Facility Drawing under the Initial Credit Facility, upon the reimbursement to the Initial Credit Facility Provider in full or in part of the amount of such Credit Facility Drawing, together with any accrued interest thereon, the Available Amount of the Initial Credit Facility shall be reinstated by an amount equal to the amount of such Credit Facility Drawing so reimbursed to the Initial Credit Facility Provider but not to exceed the Maximum Commitment; provided, however, that the Initial Credit Facility shall not be so reinstated in part or in full at any time if (x) a Credit Facility Event of Default shall have occurred and be continuing or (y) a Downgrade Drawing, Non-Extension Drawing or Final Drawing shall have occurred.

(h) Reimbursement. The amount of each Credit Facility Drawing under the Initial Credit Facility and any amounts withdrawn from the Credit Facility Reserve Account following a Downgrade Drawing, Non-Extension Drawing or a Final Drawing shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Initial Credit Facility but only to the extent that Available Collections are sufficient to pay such amounts in the order of priority set forth in Section 3.08 hereof.

(i) Final Drawing. Upon receipt from the Initial Credit Facility Provider of a Termination Notice with respect to the Initial Credit Facility, the Cash Manager shall, not later than the date specified in such Termination Notice, in accordance with the terms of the Initial Credit Facility, request a drawing under the Initial Credit Facility of the Available Amount thereunder (a “Final Drawing”). Proceeds of a Final Drawing shall be deposited into the Credit Facility Reserve Account for application in accordance with Section 3.12(f) hereof.

(j) Initial Credit Facility Provider Consent. To the extent that the Initial Credit Facility Provider’s consent or approval (including with respect to any amendment) is required under this Indenture, the Guarantor Indenture or any other Related Document, such consent is not required in the event that (x) no ACS Group Subclass A-1 Securities are Outstanding and (y) no Credit Facility Advance Obligations are due and owing to the Initial Credit Facility Provider (and, in the case of the issuance of ACS Group Additional Securities, if any, an Initial Credit Facility Non-Consent Event has occurred).

Section 3.13 Eligible Credit Facilities. Notwithstanding Section 3.08 hereof, Article X hereof, or anything else to the contrary contained in the Indenture, Guarantor Indenture or the Security Trust Agreement, all amounts available in any Cash Collateral Account or drawn against any other Eligible Credit Facility (other than the Initial Credit Facility) shall be paid to Holders of the subclass of ACS Group Securities (and holders of other obligations) for whose benefit such Eligible Credit Facility is stated to be established except to the extent otherwise provided in the Board Resolutions and Guarantor Board Resolutions providing for such Eligible Credit Facility.

Section 3.14 The Policy. The Policy Provider shall issue a Policy in favor of the Drawing Agent for the benefit of the holders of the Certificates, and the following shall apply to the Policy and the Certificates subject thereto:

(a) Interest Drawings. If the Cash Manager determines that there is an Interest Shortfall with respect to any Regular Distribution Date (other than the Legal Final Distribution Date and the date of the Final Policy Election) in respect of the Certificates (calculated as provided in Section 3.06(i) hereof), the Cash Manager shall, prior to 12:00 p.m. (New York City time) on the third Business Day prior to such Regular Distribution Date, instruct the Drawing Agent to request and the Drawing Agent shall, no later than 12:00 p.m. (New York City time) on the second Business Day prior to such Regular Distribution Date, request a Policy Drawing under the Policy (for payment into the Certificate Account) in an amount equal to such Interest Shortfall (each, an “Interest Drawing”). Any request received after 12:00 p.m. (New York City time) on any Business Day or any day that is not a Business Day shall be deemed to have been received by the Policy Provider on the next Business Day. Upon receipt of any such request for a Policy Drawing, the Policy Provider or its fiscal agent shall pay, no later than 12:00 p.m. (New York City time) on the later of (i) the applicable Regular Distribution Date and (ii) the second Business Day following the Business Day on which the Policy Provider received the Drawing Agent’s request referred to above, into the Certificate Account, the amount of the Interest Shortfall with respect to such Regular Distribution Date. Upon receipt, the Pass Through Trustee shall direct the payment of the amount in the Certificate Account to the holders of the Certificates in payment of the Interest Shortfall therefor.

(b) Proceeds Deficiency Drawing. If at any time after the Acceleration of the Securities, there is a sale or other disposition of an ACS Group Aircraft (not including any ACS Group Aircraft acquired by way of contribution) or of an ACS Group Subsidiary that owns an ACS Group Aircraft (not including any ACS Group Aircraft acquired by way of contribution) by, on behalf of or at the direction of the Controlling Party, and there is a Deficiency Shortfall resulting therefrom (calculated as provided in Section 3.06(i)(ii)), the Cash Manager shall, prior to 12:00 p.m. (New York City time) on the third Business Day prior to the next succeeding Regular Distribution Date, instruct the Drawing Agent to request and the Drawing Agent, no later than 12:00 p.m. (New York City time) on the second Business Day prior to such Regular Distribution Date, shall request a Policy Drawing (each a “Deficiency Drawing”) under the Policy in an amount equal to the Deficiency Shortfall (for payment into the Certificate Account) with respect to such Regular Distribution Date. Any request received after 12:00 p.m. (New York City time) on any Business Day or any day that is not a Business Day shall be deemed to have been received by the Policy Provider on the next Business Day. Upon receipt of any such request, the Policy Provider or its fiscal agent shall, no later than 12:00 p.m. (New York City time) on the later of (i) the applicable Regular Distribution Date and (ii) the second Business Day following the Business Day on which the Policy Provider received the Drawing Agent’s request referred to above, pay under the Policy, in respect of the Certificates, an amount equal to the Deficiency Shortfall for the Certificates with respect to such Regular Distribution Date. Upon receipt, the Pass Through Trustee shall direct the payment of the amount in the Certificate Account to the holders of the Certificates in payment of the Deficiency Shortfall therefor.

(c) No Proceeds Drawing. If, on any Calculation Date (other than the Calculation Date occurring immediately prior to the Legal Final Distribution Date of the Certificates) falling on or after the date that is 24 months after the date of the occurrence of an Event of Default under Section 4.01(a) or Section 4.01(b) hereof or an Acceleration of the Securities (the “Non-Performance Period”), there is a Minimum Principal Shortfall in respect of the Certificates for the then next succeeding Regular Distribution Date (calculated as provided in Section 3.06(i)(iii) hereof), the Cash Manager shall, no later than 12:00 p.m. (New York City time) on the third Business Day prior to such Regular Distribution Date, instruct the Drawing Agent to request and the Drawing Agent shall, no later than 12:00 p.m. (New York City time) on the second Business Day prior to such Regular Distribution Date, request, a Policy Drawing (each, a “No Proceeds Drawing”) under the Policy (for payment into the Certificate Account) in an amount equal to the Minimum Principal Shortfall with respect to such Regular Distribution Date. Any request received after 12:00 p.m. (New York City time) on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Policy Provider on the next Business Day. Upon receipt of such request, the Policy Provider or its fiscal agent shall, no later than 12:00 p.m. (New York City time) on the later of (i) the applicable Regular

Distribution Date and (ii) the second Business Day following the Business Day on which the Policy Provider receives the Drawing Agent’s request referred to above, pay under the Policy an amount equal to the Minimum Principal Shortfall with respect to such Regular Distribution Date. Upon receipt, the Pass Through Trustee shall direct the payment of the amount in the Certificate Account to the holders of the Certificates in payment of the Minimum Principal Shortfall therefor.

Notwithstanding the preceding paragraph, with respect to any Regular Distribution Date occurring on or after the date of the occurrence of an Event of Default with respect to the ACS Group Subclass A-1 Securities continuing on the date of a Final Policy Election, and the occurrence of the earlier of (x) the date of a Policy Drawing and (y) the fifth anniversary of the Initial Closing Date, the Policy Provider may, so long as a Policy Provider Default shall not have occurred and be continuing, elect (a “Final Policy Election”), upon at least four Business Days’ prior written notice to the Drawing Agent (with a copy to the Cash Manager and the Trustee), to pay on such Regular Distribution Date, an amount sufficient (after giving effect to the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.08 hereof, the application of any Credit Facility Drawings (or drawings under any Replacement Credit Facility) and the application of any withdrawals from the Credit Facility Reserve Account and/or withdrawals from the Senior Cash Collateral Account in accordance with the terms hereof) to pay the then Pool Balance of the Certificates, plus accrued and unpaid interest (at the Stated Rate of Interest for Certificates) thereon, for the period from the immediately preceding Regular Distribution Date to such Regular Distribution Date (any such amount to be paid by such Policy Provider, the “Outstanding Balance”). Upon receipt of any such notice, the Cash Manager shall (a) calculate the then Outstanding Balance for the Policy Provider and (b) prior to 12:00 p.m. (New York City time) on the third Business Day prior to such Regular Distribution Date, instruct the Drawing Agent to request, and the Drawing Agent shall request no later than 12:00 p.m. (New York City time) on the second Business Day prior to such Regular Distribution Date, a Policy Drawing from the Policy Provider in the amount of the then Outstanding Balance (for payment into the Certificate Account) for the Certificates. Upon receipt of any such request, the Policy Provider or its fiscal agent shall, no later than 12:00 p.m. (New York City time) on the later of (i) the applicable Regular Distribution Date and (ii) the second Business Day following the Business Day on which such Policy Provider receives the Drawing Agent’s request referred to above, pay under the Policy an amount equal to the Outstanding Balance. Upon receipt, the Pass Through Trustee shall direct the payment of the amount in the Certificate Account to the holders of the Certificates in payment of the Outstanding Balance therefor.

(d) Final Policy Drawing. If the Cash Manager determines (calculated as provided in Section 3.06(i)(iv)) that on the Legal Final Distribution Date of the Certificates there will be insufficient funds available for the payment in full of the Final Amount with respect to the Certificates as of such date, the Cash Manager shall, prior to 12:00 p.m. (New York City time) on the third Business Day prior to such Legal Final Distribution Date, instruct the Drawing Agent to request, and the Drawing Agent shall, no later than 12:00 p.m. (New York City time) on the second Business Day prior to such Legal Final Distribution Date, request a Policy Drawing under the Policy (for payment into the Certificate Account) in an amount sufficient to pay the Final Amount with respect to the Certificates. Upon receipt of such request for a Policy Drawing, the Policy Provider or its fiscal agent shall, no later than 12:00 p.m. (New York City time) on the later of (i) such Legal Final Distribution Date and (ii) the second Business Day following the Business Day on which the Policy Provider receives the Drawing Agent’s request referred to above, pay under and in accordance with the terms of the Policy, an amount sufficient to pay the Final Amount in respect of the Certificates. Any request received by the Policy Provider after 12:00 p.m. (New York City time) on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Policy Provider on the next Business Day. Upon receipt, the Pass Through Trustee shall direct the payment of the amount in the Certificate Account to the holders of the Certificates in payment of the Final Amount therefor.

(e) Avoidance Drawings. If at any time the Drawing Agent shall have actual knowledge of the issuance of any Final Order, the Drawing Agent shall promptly give notice thereof to the Trustee, the Guarantor Trustee, the Cash Manager and the Policy Provider. The Cash Manager shall thereupon determine the Avoided Payment with respect to the Certificates resulting therefrom and shall promptly: (i) send to the Drawing Agent a Written Notice of such amount and (ii) prior to the expiration of the Policy, instruct the Drawing Agent to, and the Drawing Agent shall, deliver to the Policy Provider or its fiscal agent a Notice of Avoided Payment under the Policy, together with a copy of the documentation required by the Policy with respect thereto, requesting a Policy Drawing (each, an “Avoidance Drawing”) thereunder (for payment to the receiver, conservator, debtor-in-possession, trustee in bankruptcy or the Drawing Agent (for deposit into the Certificate Account), as applicable), in an amount equal to the amount of the relevant Avoided Payment. To the extent that any portion of such Avoidance Drawing is to be paid to the Drawing Agent such Written Notice shall also set the date for the distribution of such portion of the proceeds of such Policy Drawing which date shall constitute a Special Distribution Date and shall be the third Business Day following the date of such Written Notice referred to in clause (b) above. Upon receipt, the Drawing Agent shall pay the proceeds of the specified Policy Drawing under the Policy to the Certificate Account and the Pass Through Trustee shall direct the payment of such amount in the Certificate Account to the holders of the Certificates.

(f) Application of Policy Drawings. Notwithstanding anything to the contrary contained in this Indenture, all payments received by the Drawing Agent or the Pass Through Trustee in respect of a Policy Drawing (including, without limitation, that portion, if any, of the proceeds of a Policy Drawing for any Avoided Payment that is to be paid to the Drawing Agent and not to any receiver, conservator, debtor-in-possession or trustee in bankruptcy as provided in the Policy) shall be promptly paid to the holders of the Certificates.

(g) Resubmission of a Notice of Payment. If the Policy Provider at any time informs the Drawing Agent in accordance with the Policy that a Notice of Nonpayment or Notice of Avoided Payment submitted by the Drawing Agent does not satisfy the requirements of the Policy, the Drawing Agent shall, as promptly as possible after being so informed, submit to the Policy Provider an amended and revised Notice of Nonpayment or Notice of Avoided Payment, as the case may be, and shall transfer to the Certificate Account the amount received pursuant to such amended or revised Notice of Nonpayment or Notice of Avoided Payment when received.

(h) No Discharge of the Issuer’s Obligations. Except to the extent reimbursed to the Policy Provider, the payment of principal of and interest on the Certificates with funds drawn under the Policy shall not reduce the Outstanding Principal Balance of, or interest due, on the

ACS Group Class A Securities, or be deemed to discharge the Issuer’s obligation to repay such funds drawn under the Policy to the Policy Provider, which obligation shall continue in full force and effect.

(i) Interest Coverage. The interest payable by the Policy Provider under the Policy shall include interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding. The interest payable by the Policy Provider under the Policy shall not include any Redemption Premium on the Notes.

(j) Policy Provider Consent. The Policy Provider agrees that to the extent its consent or approval (including with respect to any amendment) is required under this Indenture or any other Related Document, such consent is not required in the event that (x) a Policy Non-Consent Event has occurred and is continuing or, in the case of any issuance of any Additional Notes or Refinancing Notes, a Policy Non-Consent Event will occur in connection therewith or (y) in the case of any consent required under Section 5.03, a Policy Provider Default has occurred and is continuing. If the Policy Provider fails to provide any party hereto with a written response with respect to any request for approval (x) to perform maintenance or modifications to any Aircraft if such maintenance or modification is required in connection with the remarketing of such Aircraft, (y) to acquire a replacement Part or Engine by any ACS Group Member for purposes of remarketing an Aircraft or (z) in connection with any action that would cause the ACS Group Portfolio to exceed any of the Concentration Limits so long as a Rating Agency Confirmation from Moody’s has been obtained in connection therewith, within the time indicated by the Issuer or such Remarketing Servicer in its proposal or, in any event, not less than fifteen Business Days after receipt of such proposal (which proposal shall be in writing and contains a legend stating that the Policy Provider’s consent shall be deemed to have been provided unless a response is received from the Policy Provider within fifteen Business Days of receipt thereof) by the Policy Provider, the Policy Provider shall be deemed to have approved such proposal, provided that, in connection with any such proposal, the Issuer or a Remarketing Servicer on its behalf has promptly provided all information with respect to such proposal reasonably requested by the Policy Provider. If the Issuer or the Remarketing Servicer has not provided the Policy Provider with such requested information promptly then the Policy Provider shall not be deemed to have consented to such proposal.

(k) Release of Policy Provider. Notwithstanding anything to the contrary herein, and for the avoidance of doubt, if the Policy is terminated and surrendered to the Policy Provider for cancellation, all obligations of the Policy Provider under this Indenture (including, but not limited to, all obligations set forth in this Section 3.14) shall be terminated and released.

Section 3.15 Contributions. In the event that the amounts available for distribution under Section 3.08 hereof and from any Eligible Credit Facility are insufficient to pay in full any of the Secured Obligations or any other Obligations, the Issuer or Guarantor may, out of funds provided to it by a Holder of a Class E Security or a Shareholder (and not out of any amounts in the Collections Account or any other Account or any other Collateral), pay such shortfall with respect to such Obligations on the applicable Payment Date by giving Written Notice of its intention to do so (specifying the amount thereof) to the Cash Manager and the Trustee at least two Business Days prior to such Payment Date by transferring funds in such amount (the

“Contribution Amounts”) to the Trustee one Business Day prior to such Payment Date for deposit into the applicable Account. All Contribution Amounts so deposited shall (a) be paid out of such Account to the applicable Person or transferred to the applicable Account notwithstanding Section 3.08 hereof Article X hereof or anything else to the contrary contained in this Indenture or the Security Trust Agreement and (b) not constitute an obligation or debt of the Issuer.

Section 3.16 DSCR Failure. In the event that the Cash Manager determines, in accordance with Section 3.06(c) hereof, that a DSCR Failure for the related Payment Date will occur, it shall provide Written Notice thereof (not later than two Business Days prior to such Payment Date) to the Issuer, the Guarantor, the Administrative Agent, the Trustees, the Pass Through Trustee, the Policy Provider and the Rating Agencies. Following the occurrence of a DSCR Failure, all proceeds on deposit in the Collections Account shall be applied in accordance with Section 3.08(b) hereof.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01 Events of Default. Each of the following events shall constitute an “Event of Default” hereunder with respect to any subclass of Securities, and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

(a) failure by the Issuer or Guarantor to pay when due interest on any Class A Security of such subclass, and the continuance of such default unremedied for a period of five Business Days after the same shall have become due and payable;

(b) failure by the Issuer or Guarantor to pay when due principal of any Security of such subclass on or before the applicable Final Maturity Date;

(c) failure by the Issuer or Guarantor to pay any amount (other than interest) when due and payable in connection with any Security of such subclass to the extent that there are, on any Payment Date, amounts available for such payment in the Collections Account or the Senior Cash Collateral Account with respect to the Securities of such subclass, and the continuance of such default for a period of five or more Business Days after such Payment Date;

(d) failure of any of the representations or warranties of the Issuer under this Indenture to be true and correct or failure by the Issuer to comply with any of the covenants, obligations, conditions or provisions binding on it under this Indenture or any of the Securities (other than a payment default for which provision is made in Section 4.01(a), (b) or (c) above), if such failure or such breach materially adversely affects the Holders of such subclass of Securities and continues for a period of 30 days or more (or, if such failure or breach is capable of remedy within 90 days (or in the case of a breach or failure with respect to a covenant contained in Section 5.03, 180 days) of the date of the written notice referred to below and the Administrative Agent has promptly provided the Trustee with a certificate stating that the Issuer has commenced, or will promptly commence, and diligently pursue all reasonable efforts to remedy such failure or breach, 90 days (or 180 days, as applicable), so long as the Issuer or any ACS Bermuda Subsidiary is diligently pursuing such remedy but in any event no longer than 90 days (or 180 days, as applicable)) after written notice thereof has been given to the Issuer by the Controlling Party or by the Holders of at least a majority of the aggregate Outstanding Principal Balance of the Securities of the Senior Class;

(e) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examinership, relief of debtors or other similar law now or hereafter in effect; (ii) appointment of a receiver, liquidator, Irish law examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) the winding up or liquidation of the affairs of the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within 90 days from entry thereof;

(f) the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) (i) commences a voluntary case under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examinership, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law; (ii) consents to the appointment of or taking possession by a receiver, liquidator, Irish law examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) or for all or substantially all of the property and assets of the Issuer or the Guarantor or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) effects any general assignment for the benefit of creditors;

(g) one or more judgments or orders for the payment of money that are in the aggregate in excess of 5% of the aggregate Assumed Portfolio Value shall be rendered against any ACS Group Member and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 4.01(g) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least “A” by A.M. Best Company or any similar successor entity, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order;

(h) the constitutional documents creating the Issuer or the Guarantor cease to be in full force and effect without replacement documents having the same terms being in full force and effect; or

(i) an Event of Default (as defined in the Guarantor Indenture) has occurred and is continuing under the Guarantor Indenture.

For the avoidance of doubt, any payment under an Eligible Credit Facility (or a drawing of funds from a Cash Collateral Account) shall be deemed to be a payment by the Issuer for purposes of clauses (a), (b) and (c) above.

Section 4.02 Acceleration, Rescission and Annulment. (a) If an Event of Default with respect to the Senior Class (including the Class A-1 Securities so long as any Class A-1 Securities are outstanding and the Policy Non-Consent Event has not occurred) or any subclass thereof (other than an Event of Default under Section 4.01(e) or (f) hereof) occurs and is continuing, the Controlling Party may, and (if the Controlling Party is the Senior Trustee) upon the written direction of Holders representing not less than a majority of the aggregate Outstanding Principal Balance of the Senior Class shall give a Default Notice to the Issuer, the Cash Manager, the Administrative Agent, the Security Trustee, the Guarantor, the Trustee, the Guarantor Trustee, and the Pass Through Trustee declaring the Outstanding Principal Balance of the Securities and all accrued and unpaid interest thereon to be due and payable. If the Controlling Party is the Policy Provider or the Initial Credit Facility Provider, only it may give a Default Notice. Upon delivery of a Default Notice, such Outstanding Principal Balance and all accrued and unpaid interest thereon shall be due and payable. At any time after the Controlling Party has declared the Outstanding Principal Balance of the Securities to be due and payable and prior to the exercise of any other remedies pursuant to this Article IV, the Controlling Party may (and if the Controlling Party is the Senior Trustee, upon the written direction of Holders of a majority of the aggregate Outstanding Principal Balance of the Senior Class shall) by Written Notice to the Issuer, the Senior Trustee (if not the Controlling Party), the provider of any Eligible Credit Facility (if not the Controlling Party), the Cash Manager, the Administrative Agent, the Security Trustee and the Trustee, subject to Section 4.05(a) hereof, rescind and annul such declaration and thereby annul its consequences if: (i) there has been paid to or deposited with the Senior Trustee an amount sufficient to pay all overdue installments of interest on the Securities, and the principal or Redemption Price of the Securities that would have become due otherwise than by such declaration of acceleration, (ii) the rescission or annulment would not conflict with any judgment or decree and (iii) all other Defaults and Events of Default, other than nonpayment of interest and principal on the Securities that have become due solely because of such acceleration, have been cured or waived. If the Controlling Party is the Policy Provider or the Initial Credit Facility Provider it may give a notice of annulment. If an Event of Default under Section 4.01(e) or (f) hereof occurs, the Outstanding Principal Balance of the Securities and all accrued and unpaid interest thereon shall automatically become due and payable without any further action by any party.

(b) Notwithstanding this Section 4.02 and Section 4.03 hereof, after the occurrence and during the continuation of an Event of Default, no Holders of any class of Securities other than the Senior Class may give or direct the giving of a Default Notice or exercise or direct the exercise of any remedy in respect of such Event of Default, and no Person other than the Controlling Party may give a Default Notice or exercise any such remedy.

(c) The Trustee shall provide each Rating Agency with a copy of any Default Notice it receives pursuant to this Indenture.

Section 4.03 Other Remedies. If an Event of Default occurs and is continuing, the Senior Trustee (at the direction of the Controlling Party if the Senior Trustee is not the Controlling Party) may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or Redemption Price of, or interest on, the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Senior Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

Section 4.04 Limitation on Suits. Without limiting the provisions of Section 4.09 hereof and the final sentence of Section 13.04(a) hereof, no Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Security Trust Agreement or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) the Senior Trustee is the Controlling Party;

(b) such Holder holds Securities of the Senior Class and has previously given written notice to the Senior Trustee of a continuing Event of Default;

(c) the Holders of a majority of the aggregate Outstanding Principal Balance of the Senior Class make a written request to the Senior Trustee to pursue a remedy hereunder;

(d) such Holder or Holders offer to the Senior Trustee an indemnity reasonably satisfactory to the Senior Trustee against any costs, expenses and liabilities to be Incurred in complying with such request;

(e) the Senior Trustee does not comply with such request within 60 days after receipt of the request and the offer of indemnity; and

(f) during such 60-day period, Holders of a majority of the Outstanding Principal Balance of the Senior Class do not give the Senior Trustee a revocation or direction inconsistent with such request.

No one or more Holders may use this Indenture to affect, disturb or prejudice the rights of another Holder or to obtain or seek to obtain any preference or priority not otherwise created by this Indenture and the terms of the Securities over any other Holder or to enforce any right under this Indenture, except in the manner herein provided.

Section 4.05 Waiver of Existing Defaults. (a) The Controlling Party or (if the Controlling Party is the Senior Trustee) the Holders of a majority of the Outstanding Principal Balance of the Senior Class by notice to the Senior Trustee and the Issuer may waive any existing Default hereunder and its consequences, except a Default: (i) in the deposit or distribution of any payment required to be made on any Securities, (ii) in the payment of the interest on, principal of or premium, if any, with respect to any Security or (iii) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of the Holder of each Security affected thereby, which (in the case of such Defaults described in clauses (i), (ii) and (iii)) may not be waived. Upon any such waiver, such

Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Each such notice of waiver shall also be given to each Rating Agency.

(b) Any written waiver of a Default or an Event of Default given by the Controlling Party or the Holders to the Trustee and the Issuer in accordance with the terms of this Indenture shall be binding upon the Trustee and the other parties hereto. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default or Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

Section 4.06 Restoration of Rights and Remedies. If the Trustee or any Holder of Securities of the Senior Class has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or such Holder, then in every such case the Issuer, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 4.07 Remedies Cumulative. Each and every right, power and remedy herein given to the Trustee (or the Controlling Party) specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee (or the Controlling Party), and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee (or the Controlling Party) in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default on the part of the Issuer or to be an acquiescence therein.

Section 4.08 Authority of Courts Not Required. The parties hereto agree that, to the greatest extent permitted by law, the Trustee shall not be obliged or required to seek or obtain the authority of, or any judgment or order of, the courts of any jurisdiction in order to exercise any of its rights, powers and remedies under this Indenture, and the parties hereby waive any such requirement to the greatest extent permitted by law.

Section 4.09 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal or Redemption Price of, or interest on its Security on or after the respective due dates therefor expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 4.10 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of any Holder allowed in any judicial proceedings relating to any Issuer on the Securities, its creditors or its property.

Section 4.11 Undertaking for Costs. All parties to this Indenture agree, and each Holder by its acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section 4.11 does not apply to a suit instituted by the Trustee, a suit instituted by any Holder for the enforcement of the payment of principal or Redemption Price of, or interest on its Security on or after the respective due dates expressed in such Security, or a suit by a Holder or Holders of not less than a majority of the Outstanding Principal Balance of any class or subclass of the Securities.

Section 4.12 Control by Holders. Subject always to the provisions of this Article IV, the Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee for such class under this Indenture and other Related Documents; provided that, for such class (a) such direction shall not be in conflict with any rule of law or with this Indenture and would not involve the Trustee in personal liability or expense; and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.01 Representations and Warranties. The Issuer represents and warrants to the Trustee as follows:

(a) Due Organization. The Issuer is a Bermuda exempted company, and each ACS Bermuda Subsidiary is a special purpose entity duly formed in its respective jurisdiction of formation, in each case with full power and authority to conduct its business; and none of the Issuer or any ACS Bermuda Subsidiary is in liquidation, examinership, bankruptcy or suspension of payments.

(b) Special Purpose Status. The Issuer has not engaged in any activities since its organization (other than those incidental to its incorporation and other appropriate steps and arrangements for the payment of fees to, and director’s and officer’s insurance for, the Directors, the authorization and issuance of the Initial Securities, the execution of the Related Documents to which it is a party and the activities referred to in or contemplated by such agreements), and the Issuer has not paid any dividends or other distributions since its organization.

(c) Non-Contravention. The purchase of the Initial Aircraft and interests in the Initial Leases either directly or through the purchase of Aircraft Interests pursuant to the Purchase Agreement, the creation of the Initial Securities, the issuance, execution and delivery by the Issuer of, and the compliance by the Issuer with the terms of the Initial Securities, and the execution and delivery by each ACS Bermuda Group Member of, and compliance by it with the terms of each of the Related Documents to which it is a party:

(i) do not and will not at the Initial Closing Date or any Payment Date conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, the constitutional documents of the Issuer or the constituent documents of any ACS Bermuda Subsidiary or with any existing law, rule or regulation applying to or affecting the Issuer or any ACS Bermuda Subsidiary or any judgment, order or decree of any government, governmental body or court having jurisdiction over the Issuer or any ACS Bermuda Subsidiary; and

(ii) do not and will not at the Initial Closing Date or any Payment Date constitute a default under, any deed, indenture, agreement or other instrument or obligation to which the Issuer or any ACS Bermuda Subsidiary is a party or by which any of them or any part of their undertaking, assets, property or revenues are bound.

(d) Due Authorization. The purchase of the Initial Aircraft and interests in the Initial Leases, the creation, execution and issuance of the Initial Securities, the execution and issue or delivery by the Issuer and each ACS Bermuda Subsidiary of the Related Documents executed by it and the performance by each of them of their obligations hereunder and thereunder and the arrangements contemplated hereby and thereby to be performed by each of them have been duly authorized by each of them.

(e) Validity and Enforceability. This Indenture constitutes, and the Related Documents to which it is a party, when executed and delivered and, in the case of the Initial Securities, when issued and authenticated, will constitute valid, legally binding and (subject to general equitable principles, insolvency, liquidation, examination, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing) enforceable obligations of the Issuer and each ACS Bermuda Subsidiary executing the same.

(f) No Defaults. There exists no Default, Event of Default nor any event which, had the Initial Securities already been issued, would constitute a Default or an Event of Default.

(g) No Encumbrances. Subject to the Security Interests created in favor of the Security Trustee and except for Permitted Encumbrances, there exists no Encumbrance over the assets or undertaking of (i) the Issuer which ranks prior to or pari passu with the obligation to make payments on the Initial Securities or (ii) any ACS Bermuda Subsidiary.

(h) No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required (excluding any required by the other parties to the Related Documents) for or in connection with the execution and performance of the Related Documents by the Issuer and each ACS Bermuda Subsidiary and the issue and performance of the Initial

Securities and the offering of the Initial Securities by the Issuer has been obtained and are in full force and effect and not contingent upon fulfillment of any condition.

(i) No Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of the Issuer, threatened against or affecting, the Issuer or any ACS Bermuda Subsidiary before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Indenture (including the Exhibits and Schedules attached hereto) and the Related Documents or which could reasonably be expected to have a material adverse effect on the ability of the Issuer or any other ACS Bermuda Group Member to perform its obligations under the Related Documents.

(j) Employees, Subsidiaries. The Issuer and each ACS Bermuda Subsidiary have no employees. Set forth in Schedule 2 hereto is a true and complete list, as of the date hereof, of all ACS Bermuda Subsidiaries, together with their jurisdictions of organization.

(k) Ownership. The Issuer or an ACS Bermuda Subsidiary is the legal and beneficial owner of the Pledged Shares, the Pledged Debt, the Pledged Beneficial Interest and the Non-Trustee Accounts pledged by the Issuer or any such ACS Bermuda Subsidiary pursuant to the Security Documents, free from all Encumbrances and claims whatsoever other than Permitted Encumbrances.

(l) No Filings. Under the laws of Bermuda, the State of New York and the Federal laws of the United States of America in force at the date hereof, it is not necessary or desirable that this Indenture or any Related Document to which an ACS Bermuda Subsidiary is a party (other than any filings with respect to the Security Interests) be filed, recorded or enrolled with any court or other authority in any such jurisdictions or that any stamp, registration or similar tax be paid on or in relation to this Indenture or any of the other Related Documents, other than the payment of Irish stamp duty in respect of the Security Trust Agreement.

(m) Aircraft Assets. Schedule 1 contains a true and complete list of all Aircraft constituting the Initial Aircraft as of the Initial Closing Date and each Person within the ACS Group that will own such Initial Aircraft as of the applicable Delivery Date. Except as otherwise set forth therein, once each Initial Aircraft listed in Schedule 1 has been delivered under the ACS Group Purchase Agreement, each Person within the ACS Group listed as an owner of an Aircraft on such Schedule will have such title to such Aircraft as was conveyed to such Person, free and clear of all liens created by or through such Person other than the lien arising out of the entering into of the Initial Lease in respect of such Aircraft.

(n) Aircraft Assets Related Documents. Each Aircraft Assets Related Document is a legal, valid and binding agreement of the Person within the ACS Group that is a party thereto (including by way of assignment or novation) and is enforceable against such Person within the ACS Group that is a party thereto in accordance with its terms except where enforceability may be limited by general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing. No Person within the ACS Group has modified, amended or waived any provision of or terminated any Aircraft Assets

Related Documents referred to in Schedule 5.01(b) of the Remarketing Services Agreements except as disclosed therein.

(o) Other Representations. The representations and warranties made by the Issuer, the Guarantor, and each ACS Bermuda Subsidiary in any of the other Related Documents are true and accurate.

(p) Insurance. Each Lessee under an Initial Lease carries War Risk Coverage in an amount at least equal to the Current War Risk Coverage Amount set forth in Schedule 6 hereto with respect to such Lessee.

Section 5.02 General Covenants. The Issuer covenants with the Trustee as follows:

(a) No Release of Obligations. The Issuer shall not take, or knowingly permit any ACS Bermuda Subsidiary to take, any action which would amend, terminate (other than any termination in connection with the replacement of such agreement with an agreement on terms substantially no less favorable to the ACS Bermuda Group than the agreement being terminated) or discharge or prejudice the validity or effectiveness of this Indenture (other than as permitted herein), the Security Trust Agreement, the Purchase Agreement, the Cash Management Agreement, any organizational document of the Issuer or any ACS Bermuda Subsidiary (unless such ACS Bermuda Subsidiary no longer holds any direct or indirect interest in an Aircraft or a Lease), the Policy (other than as expressly permitted hereunder), the Initial Credit Facility (other than as expressly permitted hereunder), the Bermudian Remarketing Services Agreement, the Back-Up Remarketing Services Agreement or the Administrative Agency Agreement or any other Related Document to which the Issuer or any ACS Bermuda Subsidiary (unless such ACS Bermuda Subsidiary no longer holds any interest in an Aircraft or a Lease) is a party or permit any other party (other than an ACS Group Member) to any such document to be released from such obligations, except, in each case, as permitted or contemplated by the terms of such document and except that in no event shall the Policy be so terminated (other than as expressly permitted hereunder), and provided that such actions may be taken or permitted and such releases may be permitted (other than with respect to the termination of the Policy) if the Issuer shall have first obtained a Board Resolution determining that such action, permitted action or release does not materially adversely affect the interests of the Holders of the Securities, the Policy Provider or the Initial Credit Facility Provider and having given notice thereof to the Rating Agencies and the prior written consent of the Policy Provider and the Initial Credit Facility Provider has been obtained; and provided further that, in any case (i) the Issuer shall not take any action which would result in any amendment or modification to the conflicts standard or duty of care in such agreements, (ii) except in the circumstances expressly contemplated in this Indenture, the Issuer may not amend the Policy without the unanimous consent of the Holders of the Covered Class A Securities and without obtaining a Rating Agency Confirmation and (iii) there must be at all times an administrative agent with respect to the ACS Group Services (as defined in the Administrative Agency Agreement) and a remarketing servicer with respect to all ACS Group Aircraft.

(b) Limitation on Encumbrances. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, create, Incur, assume or suffer to exist any mortgage, pledge, lien, encumbrance, charge or security interest (in each case, an “Encumbrance”), including, without limitation, any conditional sale, any sale with recourse against any ACS Bermuda Subsidiary or any Affiliate of any ACS Bermuda Subsidiary, or any agreement to give any security interest over or with respect to any of the Issuer’s or any ACS Bermuda Subsidiary’s assets (other than the segregation of the Segregated Funds) including, without limitation, all shares of capital stock, all beneficial interests in trusts, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or beneficial interests (“Ownership Interest”) and any Indebtedness of any ACS Bermuda Subsidiary held by the Issuer or any ACS Bermuda Subsidiary.

Notwithstanding the foregoing, the Issuer may create, Incur, assume or suffer to exist (i) any Permitted Encumbrance, (ii) any security interest created or required to be created under the Security Documents, (iii) Encumbrances over rights in or derived from Leases, upon prior written consent of the Policy Provider and receipt of a Rating Agency Confirmation (provided that any transaction or series of transactions resulting in such Encumbrance, taken as a whole, does not materially adversely affect the amount of Collections that would have been received by the Issuer and any other ACS Bermuda Group Member from such Lease had such Encumbrance not been created), (iv) any other Encumbrance the validity or applicability of which is being contested in good faith in appropriate proceedings by the Issuer or any ACS Bermuda Subsidiary, (v) any Encumbrance in connection with any transfer of title to or Lease of Aircraft (A) to or in favor of a trust or an entity (which, in either case, is not an ACS Group Member) for the purpose of registering the Aircraft under the laws of an applicable jurisdiction so long as, however, the Issuer or any ACS Bermuda Subsidiary retains the beneficial or economic ownership of the Aircraft or (B) from such trust or entity to the Issuer or an ACS Bermuda Subsidiary (subject in the case of this subclause (v) to the limitations set forth in subclause (vi) of Section 5.02(g) below), and (vi) any lien created in favor of the issuer of a surety bond, letter of credit or similar instrument to be obtained by the Issuer or any ACS Bermuda Subsidiary in connection with the repossession of an Aircraft or other enforcement action under a Lease.

For purposes of this Indenture, “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common control with, such Person or is a director or officer of such Person; “Control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Ownership Interest, by contract or otherwise. For the avoidance of doubt, each ACS Group Member shall be an “Affiliate” of each other ACS Group Member. For the purposes of this Indenture, “Permitted Encumbrance” means (i) any lien for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings; (ii) in respect of any Aircraft, any lien of a repairer, carrier or hangar keeper arising in the ordinary course of business by operation of law or any engine or parts-pooling arrangements or other similar lien; (iii) any permitted lien or encumbrances on any Aircraft, Engines or Parts as defined under any Lease thereof (other than liens or encumbrances created by the relevant lessor); (iv) any lien created by or through or arising from debt or liabilities or any act or omission of any Lessee in each case either in contravention of the relevant Lease (whether or not such Lease has been terminated) or without the consent of the relevant lessor (provided that if such lessor becomes aware of any such lien, it shall use commercially reasonable efforts to have any such lien lifted); (v) any head lease, lease, conditional sale agreement, the Fed Ex Purchase Agreement or Purchase Option under the Initial

Lease of any Initial Aircraft existing on the date of acquisition of such Aircraft or otherwise existing on the relevant Closing Date or Aircraft Agreement meeting the requirements of clause (iii) or (v) of the second paragraph of Section 5.02(g) hereof; (vi) any lien for air navigation authority, airport tending, gate or handling (or similar) charges or levies; (vii) any lien created in favor of the Issuer, any ACS Bermuda Subsidiary or the Security Trustee; (viii) any Encumbrance arising under an Eligible Credit Facility or a Conversion Agreement; and (ix) any other lien not referred to in clauses (i) through (viii) of this paragraph which would not adversely affect the owner’s rights provided that the amount secured by liens under this clause (ix) does not exceed, individually, $250,000 per Aircraft or, in the aggregate, 0.25% of the Initial Appraised Value of the ACS Group Portfolio.

(c) Limitation on Restricted Payments. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to (i) purchase, redeem, retire or otherwise acquire for value any shares of Ownership Interest in the Issuer, the Guarantor, any ACS Bermuda Subsidiary or ACS Bermuda Subsidiary held by or on behalf of Persons other than the Issuer or any ACS Bermuda Subsidiary or other ACS Group Member other than as provided in Sections 2.12 and 5.02(l)(ii)(B) hereof; (ii) make any payment of principal, interest or premium, if any, on the Securities or make any voluntary or optional repurchase, defeasance or other acquisition or retirement for value of Indebtedness of the Issuer or such ACS Bermuda Subsidiary that is not owed to the Issuer, the Guarantor, such ACS Bermuda Subsidiary or such ACS Bermuda Subsidiary or other ACS Group Member other than in accordance with Articles II, III and XII hereof, the Policy Provider Documents and otherwise provided for in the Related Documents; provided that the Issuer or any of its Affiliates may repurchase, defease or otherwise acquire or retire any of the Securities other than from the Available Collections so long as any new notes of the Issuer issued in connection with such transaction rank pari passu with the Securities being repurchased, defeased, acquired or retired and the Board shall determine that such action does not materially adversely affect the Holders and shall have obtained prior written consent of the Policy Provider and a Rating Agency Confirmation with respect thereto or (iii) make any Investments (other than Permitted Account Investments, Allowed Restructurings, Investments permitted under Section 5.02(e) hereof and Investments in any ACS Bermuda Group Member and any other ACS Group Member pursuant to the Purchase Agreement or a Permitted Additional Aircraft Acquisition; provided that written notification of the organization or acquisition of each such ACS Bermuda Group Member shall have been given to the Policy Provider and the Initial Credit Facility Provider).

The term “Investment” for purposes of the above restriction means any loan or advance to a Person, any purchase or other acquisition of any beneficial interest, capital stock, warrants, rights, options, obligations or other securities of such Person, any contribution to such Person or any other Investment in such Person. For the avoidance of doubt, “Investment” shall not include any obligation of a purchaser of an Aircraft to make deferred or installment payments pursuant to any Aircraft Agreement specified in (iii) or (v) of the second paragraph of Section 5.02(g) hereof so long as the ACS Bermuda Group retains a security interest in the relevant Aircraft until all such obligations are discharged and shall not include any payment owing to a Lessee.

(d) Limitation on Restrictions on Dividends and Other Payments. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, create or otherwise suffer to exist any consensual encumbrance or restriction of any kind on the ability of any ACS Bermuda Subsidiary to (i) declare or pay dividends or make any other distributions permitted by Applicable Law, or purchase, redeem or otherwise acquire for value, the Ownership Interest of the Issuer or such ACS Bermuda Subsidiary, as the case may be; (ii) pay any Indebtedness owed to the Issuer or such ACS Bermuda Subsidiary; (iii) make loans or advances to the Issuer or such ACS Bermuda Subsidiary; or (iv) transfer any of its property or assets to the Issuer or any other ACS Bermuda Subsidiary.

The foregoing provisions shall not restrict any consensual encumbrances or other restrictions: (i) existing on the Initial Closing Date or, in the case of any Aircraft, the Acquisition Date of such Aircraft, under any Related Document, and any amendments, extensions, refinancings, renewals or replacements of such documents; provided that such consensual encumbrances and restrictions in any such amendments, extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those previously in effect and being amended, extended, refinanced, renewed or replaced; or (ii) in the case of clause (iv) of the preceding paragraph, that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset.

(e) Limitation on Engaging in Business Activities. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, engage in any business or activity other than:

(i) purchasing or otherwise acquiring (subject to Section 5.02(h) hereof), owning, holding, converting, maintaining, modifying (subject to Section 5.02(i) hereof), managing, operating, leasing, re-leasing and, subject to the limitations set forth in Section 5.02(g) hereof, selling or otherwise disposing of the Aircraft and entering into all contracts and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding or permitting any ACS Bermuda Subsidiary to accept, exchange, sell or hold promissory notes, contingent payment obligations or equity interests, of Lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such Lessees or their respective Affiliates in the ordinary course of business (an “Allowed Restructuring”);

(ii) providing loans to, guaranteeing or otherwise supporting the obligations and liabilities of any ACS Bermuda Group Member or any ACS Bermuda Group Member, in each case whether or not the Issuer or any ACS Bermuda Subsidiary derives a benefit therefrom so long as such loans, guarantees or other supports are provided in connection with the purposes set forth in clause (i) of this Section 5.02(e); provided that written notification shall have been given to each Rating Agency, the Policy Provider and the Initial Credit Facility Provider of such loan, guarantee or other support; provided that, no such notice shall be required for any guarantee provided by an ACS Bermuda Group Member with respect to any obligations of another ACS Bermuda Group Member or an ACS Ireland Group Member;

(iii) financing or refinancing the business activities described in clause (i) of this Section 5.02(e) through the offer, sale and issuance of any securities of the Issuer upon such terms and conditions as the Board sees fit, for cash or in payment or in partial payment for any property purchased or otherwise acquired by any ACS Bermuda Group Member;

(iv) engaging in currency and interest rate exchange transactions for the purposes of avoiding, reducing, minimizing, hedging against or otherwise managing the risk of any loss, cost, expense or liability arising, or which may arise, directly or indirectly, from any change or changes in any interest rate or currency exchange rate or in the price or value of any of the Issuer’s or any ACS Bermuda Subsidiary’s property or assets, within limits and with providers specified by the Board Resolution providing therefor from time to time and submitted to the Rating Agencies, the Policy Provider and the Initial Credit Facility Provider, including dealings, whether involving purchases, sales or otherwise, in foreign currency, spot and forward interest rate exchange contracts, forward interest rate agreements, caps, floors and collars, futures, options, hedges and any other currency, interest rate and other similar hedging arrangements and such other instruments as are similar to, or derivatives of, any of the foregoing; provided, that, from and after the expiry or termination of the Initial Hedge Agreements, the Issuer and the Guarantor, collectively, shall enter into such hedging arrangements so as to result in at least 70% of their liabilities being hedged on a rolling three-year look-forward basis; provided, however, that the Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, enter into any such hedging arrangements or other instruments that (x) are not entered into solely for hedging interest rate or currency risks associated with the Securities and/or the Leases or (y) are not U.S. dollar-denominated interest rate hedges, hedges, currency hedges, Swaptions, caps or floors (except in instances where the hedging instrument is entered into substantially to hedge risks associated with non-U.S. dollar-denominated Aircraft Lease) without the prior written consent of the Policy Provider; provided further that the Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to (unless with respect to any action permitted under Section 5.02(g) and Section 5.02(j) with respect to disposition or transfer to another ACS Group Member), (A) terminate or transfer such hedging arrangements without the prior written consent of the Policy Provider and (B) enter into any Hedge Agreement after the Initial Closing Date without the prior written consent of the Policy Provider unless such Hedge Agreement contains the Material Hedge Agreement Terms that are no less favorable to the Issuer, any applicable ACS Bermuda Subsidiary and the Policy Provider than those contained in the Initial Hedge Agreements;

(v) (A) establishing, promoting and aiding in promoting, constituting, forming or organizing companies, trusts, syndicates, partnerships or other entities of all kinds in any part of the world for the purposes set forth in clause (i) above; provided that written notification shall have been given to the Policy Provider and the Initial Credit Facility Provider that such company, trust, syndicate, partnership or other entity is set up in compliance with this Indenture; (B) acquiring, holding and disposing of shares, securities and other interests in any such trust, company, syndicate, partnership or other entity and (C) disposing of shares, securities and other interests in, or causing the dissolution of, any existing subsidiary; provided that any such disposition which results in the disposition of an Aircraft meets the requirements set forth in Section 5.02(g) hereof;

(vi) taking out, acquiring, surrendering and assigning policies of insurance and assurances with any insurance company or companies which the Issuer or any ACS Bermuda Subsidiary may think fit and to pay the premiums thereon; and

(vii) engaging in the transactions contemplated by the Policy Provider Documents and the Initial Credit Facility.

(f) Limitation on Indebtedness. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, whether present or future (in any such case, to “Incur”), Indebtedness.

Notwithstanding the foregoing, the Issuer and any ACS Bermuda Subsidiary may Incur each and all of the following:

(i) Indebtedness in respect of any Initial Securities issued on the Initial Closing Date or the guarantee of the Issuer in respect of the Guarantor Initial Securities issued on the Initial Closing Date;

(ii) Indebtedness in respect of any Refinancing Securities or other Indebtedness described in the proviso to Section 5.02(c)(ii) hereof; provided that (A) the Certificates related to such Refinancing Securities or other Indebtedness receive ratings from the Rating Agencies at the close of such Refinancing or repurchase equal to or higher than those of the Certificates related to the subclass being refinanced or repurchased (determined at the date of Incurrence), (B) taking into account such Refinancing or repurchase, a Rating Agency Confirmation is obtained prior to such Refinancing or repurchase with respect to the Certificates related to each subclass of Securities Outstanding at such time, (C) the Issuer receives the prior written consent of each of the Policy Provider and the Initial Credit Facility Provider and (D) the net proceeds of any such Refinancing or other Indebtedness shall be applied only (x) to repay the Redemption Price of the subclass of Securities being so refinanced or repurchased plus the Refinancing Expenses relating thereto and pay any Policy Premium and Policy Redemption Premium (if any) due and unpaid to the Policy Provider, (y) to fund any Cash Collateral Account established for the related Refinancing Securities (up to the Required Amount therefor) and (z) for deposit into any Cash Collateral Account (including in connection with an increase in any Required Amount effected under this Indenture in connection with the issuance of such Refinancing Securities);

(iii) Indebtedness in respect of guarantees by any ACS Bermuda Group Member that are in the ordinary course of the aircraft operating leasing business and within the reasonable commercial practice of a leading aircraft operating lessor;

(iv) Indebtedness in respect of any Additional Securities the net proceeds of which are applied (A) in the case of any Additional Securities related to any Contribution Amounts only, for deposit into the Collections Account, (B) to finance a Permitted Additional Aircraft Acquisition, (C) to fund any Cash Collateral Account established for such Additional Securities (up to the Required Amount therefor), (D) for deposit into any Cash Collateral Account (including in connection with an increase in any Required Amount effected under this Indenture in connection with the issuance of such Additional Securities) and (E) to fund expenses related thereto; provided that (w) a Rating Agency Confirmation is obtained prior to the Incurrence of such Indebtedness of Certificates related to Securities Outstanding at such time, (x) the Issuer receives the prior written consent of each of the Policy Provider (unless a Policy Non-Consent Event has occurred) and the Initial Credit Facility Provider (unless a Initial Credit Facility Non-Consent Event has occurred), (y) the net proceeds of such Indebtedness shall be applied only for the purposes specified above in this clause (iv) and (z) such Additional Securities will be cross-collateralized with all Secured Obligations by the Collateral under the Security Trust Agreement;

(v) obligations to each Seller under each Acquisition Agreement and any related lease assignment and assumption agreements and obligations to Lessees and others under the documents related thereto, including any Indebtedness owed to any Lessee under any such agreement or the Lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation to a Lessee incurred in the ordinary course of the aircraft operating leasing business and within the reasonable commercial practice of a leading aircraft operating lessor of the Issuer or any ACS Bermuda Subsidiary;

(vi) obligations under any Conversion Agreement and any other documents related thereto entered into to consummate an Aircraft Conversion in accordance with Section 5.02(i) hereof;

(vii) Indebtedness under any agreements between the Issuer or any ACS Bermuda Subsidiary and any other ACS Bermuda Group Member or other ACS Group Member (each, an “Intercompany Loan”); provided that such Indebtedness shall be evidenced in writing, which may be in electronic form, and, written notification shall have been given to each Rating Agency, the Policy Provider and the Initial Credit Facility Provider of the Incurrence of such Indebtedness on behalf of the Issuer;

(viii) Indebtedness of the Issuer under any Eligible Credit Facility, provided that a Rating Agency Confirmation and the prior written consent of the Policy Provider and the Initial Credit Facility Provider is obtained prior to entering into an Eligible Credit Facility not in existence on the Initial Closing Date;

(ix) Indebtedness required in connection with repossession of an Aircraft or any Engine;

(x) Indebtedness in favor of the issuer of a surety, letter of credit or similar instrument to be obtained by Issuer or any ACS Bermuda Subsidiary in connection with the repossession or detention of an Aircraft or other enforcement action under a Lease; and

(xi) Indebtedness of the Issuer under the Policy Provider Documents.

For the purposes of this Indenture, “guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” when used as a verb has a corresponding meaning.

(g) Limitation on Aircraft Dispositions. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, sell, transfer or otherwise dispose of any Aircraft or any interest therein other than as provided in the Bermudian Remarketing Services Agreement.

In addition, and notwithstanding any provision of the Bermudian Remarketing Services Agreement, the Issuer and any ACS Bermuda Subsidiary shall only be permitted to sell, transfer or otherwise dispose of, directly or indirectly, (a) any Engine or Part purchased on the date such Aircraft is acquired, (b) any Engine or Part in connection with the replacement of such Engine or Part in accordance with the applicable Lease or otherwise in the ordinary course of business or (c) one or more Aircraft or an interest therein (i) pursuant to a Purchase Option, the Fed Ex Purchase Agreement or other agreements of a similar character existing with respect to the Initial Aircraft on the Initial Closing Date or, with respect to any Substitute Aircraft or Additional Aircraft, on the Closing Date therefor, (ii) within or among the Issuer and the ACS Bermuda Subsidiaries and other ACS Group Members without limitation, and among the Issuer and/or any other ACS Bermuda Group Member and any other ACS Group Member provided that no such sale, transferor or other disposition shall be made if such sale, transfer or disposition would materially adversely affect the Holders or the Policy Provider as confirmed by a certification of the Issuer; provided further that written notification shall have been given to each Rating Agency and the Policy Provider of such sale, transfer or disposition, (iii) pursuant to any Aircraft Agreement (including a Purchase Option); provided that such sale does not result in a Concentration Default and the net present value of the cash Net Sale Proceeds is not less than 107% of the Note Target Price; provided further that the number of Aircraft sold pursuant to this clause (iii) shall not exceed four for all of the ACS Group Members without the prior written consent of the Policy Provider, (iv) pursuant to receipt of insurance proceeds in connection with an event of loss, (v) pursuant to an Aircraft Agreement the net present value of the cash Net Sale Proceeds is less than 107% of the Note Target Price, provided that (with respect to this clause (v)), (x) in any one calendar year such sales do not exceed 10% of the Assumed Portfolio Value as of the first day of such calendar year of the ACS Group Portfolio as a whole for such calendar year, (y) the prior written consent of the Policy Provider is obtained and (z) such sale, transfer or disposition would not materially adversely affect the Holders or Policy Provider as confirmed by a certificate of the Issuer, or (vi) in connection with a transfer of title or another interest in an Aircraft (A) to or in favor of a trust or another entity which, in either case, is not an ACS Group Member for the purposes of registering the Aircraft under the laws of an applicable jurisdiction where the Issuer or an ACS Bermuda Subsidiary retains the beneficial or economic ownership of the Aircraft or (B) from such trust or entity to the Issuer or an ACS Bermuda Subsidiary, except that without the consent of the Policy Provider at any time not more than two Aircraft (exclusive of the Tombo Aircraft) may be subject to the arrangements described in this subclause (vi) and subclause (v) of the second paragraph of Section 5.02(b) hereof.

For the purpose of this Section 5.02(g), the net present value of the cash Net Sale Proceeds of any sale, transfer or other disposition of any Aircraft means the present value of all payments received or to be received by the Issuer or any ACS Bermuda Subsidiary from the date of execution or option granting date, as the case may be, of the relevant Aircraft Agreement through and including the date of transfer of title to such Aircraft, discounted back to the date of execution or option granting date, as the case may be, of such Aircraft Agreement at the weighted average cost of funds of the Issuer (based on the cost of funds represented by the Securities and taking into account any Hedge Agreements).

(h) Limitation on Aircraft Acquisitions. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, purchase or otherwise acquire any Aircraft other than the Initial Aircraft or any interest therein.

Notwithstanding the foregoing, the Issuer may, and may permit any ACS Bermuda Subsidiary to, (A) purchase or otherwise acquire, directly or indirectly, Additional Aircraft from time to time (a “Permitted Additional Aircraft Acquisition”); provided that (i) no Event of Default shall have occurred and be continuing, (ii) the acquisition does not result in a Concentration Default, (iii) with respect to Additional Aircraft acquired by means of issuance of Additional Securities, Rating Agency Confirmation has been received and the prior written consent of each of the Policy Provider and the Initial Credit Facility Provider has been obtained, (B) purchase or otherwise acquire, directly or indirectly, (x) Remaining Aircraft pursuant to the Purchase Agreement or (y) Substitute Aircraft, provided that, with respect to Substitute Aircraft, each of a Rating Agency Confirmation and the prior written consent of the Policy Provider has been received and (C) so long as such acquisition does not result in a Default or a Concentration Default, acquire, as a contribution from a Holder of a Class E Security or a Shareholder an Additional Aircraft, provided that, the representations and warranties with respect to Aircraft set forth in Section 5.01 hereto shall be made on the date of such acquisition; and provided further that any such Additional Aircraft holds or is capable of holding a noise reduction certificate issued under Chapter 3 of Volume I, Part II of annex 16 of the Chicago Convention or comply with the Stage 3 noise levels set out in Section 36.3 of Appendix C of Part 36 of the United States Federal Aviation Regulations (in each case without the use of noise reduction kits).

(i) Limitation on Modification Payments and Capital Expenditures. Except for provisions for capital expenditures existing in Initial Leases on the related Closing Date under the terms hereof, the Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, make any capital expenditures for the purpose of effecting any optional improvement or modification of any Aircraft, including without limitation the optional conversion (an “Aircraft Conversion”) of any Aircraft from a passenger aircraft to a freighter or mixed-use aircraft, or for the purpose of purchasing or otherwise acquiring any Engines or Parts outside of the ordinary course of business, excluding any capital expenditure made in the ordinary course of business in connection with a new lease of such Aircraft (each such non-excluded expenditure, a “Modification Payment”, and each Modification Payment in respect of an Aircraft Conversion, a “Conversion Payment”).

Notwithstanding the foregoing, the Issuer may, and may permit any ACS Bermuda Subsidiary to: (x) make Conversion Payments from any amounts on deposit in the Aircraft Conversion Account as a result of one or more Conversion Elections; provided that (i) the full amount of the cost of such Aircraft Conversion is on deposit in the Aircraft Conversion Account prior to any Conversion Payments for such Aircraft Conversion being made (other than any deposit or similar amount); (ii)(a) the Issuer has provided an information memorandum containing information and analysis with respect to the related Aircraft Conversion to the Policy

Provider and the Rating Agencies, together with a certification by the Issuer that such Aircraft Conversion will not materially adversely affect the Holders or the Policy Provider, (b) the Issuer has provided written notification to the Initial Credit Facility Provider at least five Business Days prior to making a Conversion Election, and (c) with respect to any widebody aircraft, the prior written consent of the Policy Provider and a Rating Agency Confirmation has been obtained; provided that, if the estimated total cost of the conversion (as determined by a quote from the maintenance facility where such Aircraft Conversion is to take place) exceeds $4,000,000, the prior written consent of the Policy Provider to such Aircraft Conversion has been received; (iii) the Aircraft Conversion will not result in a Concentration Default; (iv) not more than three Aircraft Conversions with respect to any narrowbody aircraft for all of the ACS Group Members may be made without obtaining a Rating Agency Confirmation and the prior written consent of the Policy Provider; (v) after the fifth anniversary of the Initial Closing Date, or in the event a DSCR Failure has occurred, no Aircraft Conversions may be made (which begin after the fifth anniversary of the Initial Closing Date or the occurrence of a DSCR Failure) without obtaining a Rating Agency Confirmation and the prior written consent of the Policy Provider;(vi) a scheduled conversion slot has been obtained by the relevant ACS Bermuda Group Member and (vii) an executed letter of intent has been entered into with a lessee with respect to such Aircraft; (y) make Modification Payments if the prior written consent of the Policy Provider and (after May 31, 2017 only) the Initial Credit Facility Provider has been obtained (other than with respect to any Conversion Payments); provided that (i) each Modification Payment (other than Conversion Payments), together with all other Modification Payments (other than Conversion Payments) made after the Initial Closing Date pursuant to this Section 5.02(i) with respect to any single Aircraft, do not exceed the aggregate amount of funds that would be necessary to perform one incidence of heavy maintenance (as described in the Bermudian Remarketing Services Agreement) on such Aircraft, including the airframe and the related Engines thereof; and (ii) (A) such Modification Payment is included in the annual operating budget of the ACS Bermuda Group, (B) the amount of funds necessary to make such Modification Payment shall have been accrued in advance as a Permitted Accrual in the Expense Account through transfers into the Expense Account pursuant to Section 3.08(a) hereof or otherwise allowed to be paid under Section 5.02(f) hereof or (C) the amount of funds to make such Modification Payment is in the Aircraft Conversion Account; and (z) make any Conversion Payment from the proceeds of Additional Securities issued in accordance with Section 2.12 hereof in which case the limitations in clause (x) do not apply.

(j) Limitation on Amalgamation, Consolidation, Merger and Transfer of Assets. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, amalgamate, consolidate or merge with or into, or sell, convey, transfer, lease or otherwise dispose of its property and assets (as an entirety or substantially an entirety in one transaction or in a series of related transactions) to, any other Person, or permit any other Person to amalgamate, consolidate or merge with or into the Issuer or any ACS Bermuda Subsidiary, unless (i) the resulting entity is a special purpose entity, the constitutional documents of which is substantially similar to those of the Issuer or the equivalent constitutional documents of such ACS Bermuda Subsidiary, as the case may be, and, after such amalgamation, consolidation, merger, sale, conveyance, transfer, lease or other disposition, payments from such resulting entity to the Holders do not give rise to any withholding tax payments less favorable to the Holders than the amount of any withholding tax payments which would have been required had such event not occurred, (ii) in the case of any amalgamation, consolidation, merger or transfer by the Issuer, the shares of the Issuer shall remain outstanding or new Ownership Interests shall be issued in exchange therefor having substantially the same terms and conditions as the exchanged shares of the Issuer and the surviving successor or transferee entity shall expressly assume all of the obligations of the Issuer under this Indenture, the Securities and each other Related Document to which the Issuer is then a party, and in the case of any amalgamation, consolidation, merger or transfer by any ACS Bermuda Subsidiary, the surviving successor or transferee entity shall expressly assume all of the obligations of such ACS Bermuda Subsidiary under each Related Document to which it is then a party, (iii) a Rating Agency Confirmation is obtained with respect to such amalgamation, consolidation, merger, sale, conveyance, transfer, lease or disposition, (iv) the Issuer receives the prior written consent of the Initial Credit Facility Provider (unless a Initial Credit Facility Non-Consent Event has occurred) (such consent not to be unreasonably withheld), (v) the Issuer receives the prior written consent of the Policy Provider (unless a Policy Non-Consent Event has occurred) (such consent not to be unreasonably withheld), (vi) such transaction does not result in a recognition of gain or loss by the Holders for U.S. federal income tax purposes, (vii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing, and (viii) the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, in each case stating that such amalgamation, consolidation, merger or transfer and such supplemental indenture comply with the above criteria and, if applicable, Section 5.02(g) hereof and that all conditions precedent provided for herein relating to such transaction have been complied with; provided that this covenant shall not apply to any such amalgamation, consolidation, merger, sale, conveyance, transfer, lease or disposition (a) within and among the ACS Bermuda Group or ACS Group if such amalgamation, consolidation, merger, sale, conveyance, transfer, lease or disposition, as the case may be, would not materially adversely affect the Holders and written notification is given to each Rating Agency, to the Policy Provider and to the Initial Credit Facility Provider by the Issuer or its agent and is otherwise consistent with Sections 5.02(p) and (q) hereof, (b) complying with the terms of Section 5.02(g) hereof or (c) effected as part of a single transaction providing for the redemption or defeasance of Securities in accordance with Section 3.10 or Article XII hereof, respectively.

(k) Limitation on Transactions with Affiliates. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary, directly or indirectly, to enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Issuer or any ACS Bermuda Subsidiary, except upon fair and reasonable terms no less favorable to the Issuer or such ACS Bermuda Subsidiary than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm’s-length transaction with a Person that is not such an Affiliate and pursuant to enforceable agreements.

The foregoing limitation does not limit, and shall not apply to: (i) any transaction in connection with the establishment of the ACS Bermuda Group or ACS Ireland Group pursuant to the Related Documents and the acquisition of the Initial Securities from the Issuer and the guarantee by the Issuer of the Guarantor Initial Securities; (ii) any Contribution Amount or any contribution in the form of an Additional Aircraft pursuant to the terms of this Indenture made by any Holder of a Class E Security or any Shareholder; (iii) the payment by the Issuer of reasonable and customary fees to, and the provision of reasonable and customary liability insurance in respect of, the Directors; (iv) any Permitted Additional Aircraft Acquisition or any transaction complying with Section 5.02(g) hereof; or (v) sale of the Issuer or any ACS Bermuda

Subsidiaries as part of a single transaction providing for the redemption or defeasance of all of the Securities in accordance with Section 3.10 or Article XII hereof, respectively.

(l) Limitation on the Issuance, Delivery and Sale of Equity Interests. The Issuer shall not (i) issue, deliver or sell any shares, interests, participations or other equivalents (however designated, whether voting or non-voting, other than beneficial interests, shares, participations or other equivalents existing on the Initial Closing Date) in equity of the Issuer, or (ii) sell, or permit any ACS Bermuda Subsidiary, directly or indirectly, to issue, deliver or sell, any shares, interests, participations or other equivalents in equity (however designated, whether voting or non-voting, other than beneficial interests, shares, participations or other equivalents existing on the Initial Closing Date), except (A) the issuance, sale, delivery, transfer or pledge of Ownership Interest in any ACS Bermuda Group Member to or for the benefit of any other ACS Bermuda Group Member or other ACS Group Member, (B) issuances or sales of shares of Ownership Interest of foreign ACS Bermuda Subsidiaries to nationals in the jurisdiction of incorporation or organization of such ACS Bermuda Subsidiary, as the case may be, to the extent required by applicable law or necessary in the determination of the Board to avoid adverse tax consequences or to facilitate the registration or leasing of Aircraft, provided that the prior written consent of the Policy Provider has been obtained in connection therewith, (C) the pledge of the Pledged Shares and Pledged Beneficial Interests pursuant to the Security Documents, and (D) the sale of any Ownership Interest in an ACS Group Subsidiary in order to effect the sale of all Aircraft owned by such ACS Group Subsidiary in compliance with Section 5.02(g) hereof.

(m) Bankruptcy and Insolvency; Corporate Governance. The Issuer (i) shall promptly provide the Trustee, the Policy Provider, the Initial Credit Facility Provider and the Rating Agencies with written notice of the institution of any proceeding by or against the Issuer or any ACS Bermuda Subsidiary, as the case may be, seeking to adjudicate any of them bankrupt or insolvent, or seeking liquidation, examinership, winding up, reorganization, arrangement, adjustment, protection, relief or composition of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, Irish law examiner, trustee or other similar official for it or for any substantial part of its property; (ii) shall not take any action to waive, repeal, amend, vary, supplement or otherwise modify its constitutional documents that would adversely affect the rights, privileges or preferences of any Holder of the Securities, the Policy Provider or the Initial Credit Facility Provider, as determined by the Board; and (iii) shall not, without an affirmative unanimous Board Resolution, take any action to waive, repeal, amend, vary, supplement or otherwise modify (A) the provisions of its constitutional documents which require a unanimous resolution of the shareholders of the Issuer, or limits the actions of beneficial interest holders, with respect to voluntary insolvency proceedings or consents to involuntary insolvency proceedings or (B) any similar provisions of the constitutional documents of the ACS Bermuda Subsidiaries. The Issuer shall have at least two Independent Directors and any Independent Director appointed to replace an Independent Director with respect to the Issuer shall be subject to the prior written consent of the Policy Provider (except that if such consent is not obtained in a timely manner, the Issuer shall nevertheless appoint such Independent Director if so required by, and in accordance with, the terms of the Issuer’s constitutional documents).

(n) Payment of Principal, Premium, if any, and Interest. The Issuer shall duly and punctually pay the principal, premium, if any, and interest on the Securities in accordance with the terms of this Indenture and the Securities.

(o) Limitation on Employees. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, employ or maintain any employees other than as required by any provisions of local law; provided that indenture trustees and directors shall not be deemed to be employees for purposes of this Section 5.02(o).

(p) Compliance and Agreement. The Issuer shall comply, and shall cause each ACS Bermuda Subsidiary to comply, with the provisions of the Related Documents. The Issuer shall ensure that title to each Aircraft shall be held in a separate special purpose bankruptcy remote entity whose constitutional documents contain restrictions similar to the restrictions (including, but not limited to, the provisions regarding limited purpose, maintaining separateness from other entities and bankruptcy remoteness) contained in the constitutional documents of the ACS Group Subsidiaries existing on the Initial Closing Date. The constitutional documents of the ACS Group Subsidiaries shall contain provisions requiring the ACS Group Subsidiaries to comply with the provisions of the Related Documents and any amendment to such provision shall be subject to the prior written consent of the Policy Provider.

(q) Maintenance of Separate Existence. Except to the extent provided in this Indenture or the other Related Documents or as otherwise contemplated by the Related Documents, the Issuer shall, and shall cause each ACS Bermuda Subsidiary to, maintain certain policies and procedures relating to its existence as a separate corporation, company or other legal entity as follows:

(i) The Issuer acknowledges its receipt of a copy of that certain opinion letter issued by Conyers Dill & Pearman, dated as of the Initial Closing Date addressed to, among others, the Initial Purchasers, the Trustee, the Policy Provider and the Initial Credit Facility Provider and addressing the issue of substantive consolidation as it may relate to the Issuer and each ACS Bermuda Subsidiary (which is incorporated under the laws of Bermuda), on the one hand, and Aircastle Limited and each of its subsidiaries (other than any ACS Group Member), on the other. The Issuer hereby agrees to maintain, and to cause each ACS Bermuda Subsidiary to maintain, in place all policies and procedures, and take and continue to take all actions, described in the factual assumptions set forth in such opinion letter and relating to the Issuer or such ACS Bermuda Subsidiaries, as applicable; provided, however, that the Issuer or any such ACS Bermuda Subsidiary may cease to maintain any policy or procedure (A) if and to the extent that the Issuer or such ACS Bermuda Subsidiary delivers to the Trustee, the Initial Credit Facility Provider and the Policy Provider an Opinion of Counsel reasonably acceptable to the Trustee, the Initial Credit Facility Provider and the Policy Provider providing that such policy or procedure is no longer necessary, due to a change in law or otherwise, for the rendering of such earlier opinion relating to the issue of substantive consolidation and (B) a Rating Agency Confirmation and the prior written consent of the Policy Provider, in each case, is obtained with respect to ceasing to maintain such policy or procedure.

(ii) The Issuer shall, and shall cause each ACS Bermuda Subsidiary to:

(A) maintain its own books and records and bank accounts separate from those of each Aircastle Entity and any other Person except as otherwise contemplated by the constitutional documents of the ACS Group Members;

(B) maintain its assets in such a manner that it is not difficult to segregate, identify or ascertain such assets;

(C) except with respect to any U.S. Trust, have a board of directors separate from that of each Aircastle Entity and any other Person; provided that the individuals serving as directors of each board of directors may be the same individuals on each board of directors;

(D) except with respect to any U.S. Trust, cause its board of directors to meet at least quarterly or act pursuant to written consent and keep minutes of such meetings and actions and observe all other corporate and other legal formalities;

(E) hold itself out to creditors and the public as a legal entity separate and distinct from each Aircastle Entity and any other Person;

(F) prepare separate financial statements and separate Tax returns, and if separate returns for the Issuer and each Aircastle Entity are required under applicable Tax law, or if part of a consolidated group, then it will be shown as a separate member of such group, and pay any Taxes required to be paid under applicable Tax law;

(G) allocate and charge fairly and reasonably any common overhead shared with Affiliates;

(H) conduct business in its own name, use separate invoices, stationery and checks and strictly comply with all organizational formalities to maintain its separate existence;

(I) not commingle its assets or funds with those of any other Person (including any Aircastle Entity);

(J) not hold out its credit or assets as being available to satisfy the obligations of others;

(K) not assume, guarantee or pay the debts or obligations of any other Person or otherwise pledge its assets for the benefit of any other Person;

(L) correct any known misunderstanding regarding its separate identity;

(M) other than as expressly contemplated by Sections 3.08, 3.09 and 3.15, pay its own liabilities only out of its own funds other than where indemnified by another party as contemplated by the Related Documents;

(N) not acquire the securities of any Aircastle Entity; and

(O) cause its Board and any officers, managers, agents and other representatives of the Issuer or such ACS Bermuda Subsidiary, as applicable, to act at all times with respect to the Issuer or such ACS Bermuda Subsidiary, as the case may be, consistently and in furtherance of the foregoing and in compliance with applicable law.

(r) Independent Director. The Issuer shall cause each ACS Bermuda Subsidiary (except any trust of which the Issuer or an ACS Bermuda Subsidiary is the holder of the legal and beneficial interest or any limited liability company that is managed by the Issuer as managing member) to have at least two Independent Directors.

(s) Registered Office. The Issuer shall cause each ACS Bermuda Subsidiary that is incorporated under the laws of Ireland to, (a) maintain its registered office in Ireland in accordance with the Irish Companies Acts 1963 to 2006, (b) maintain its centre of main interests (as that phrase is used in Article 3(l) of the Regulation) in Ireland and (c) maintain its primary insolvency jurisdiction (as that term is defined in the Cape Town Convention on International Interests in Mobile Equipment and the Aircraft Equipment Protocol thereto) in Ireland.

(t) Tombo Aircraft. The Issuer shall cause the relevant Issuer Subsidiary to exercise the purchase option with respect to each Tombo Aircraft at the expiration of the applicable Tombo Lease.

Section 5.03 Operating Covenants. The Issuer covenants with the Trustee as follows:

(a) Concentration Limits. Without receipt of a Rating Agency Confirmation from Moody’s and the prior written consent of the Policy Provider, the Issuer shall not permit any ACS Bermuda Subsidiary to lease or re-lease any Aircraft if entering into such proposed Lease would cause the ACS Group Portfolio to exceed any of the Concentration Limits set forth in Exhibit C hereto (as such limits may be adjusted by the Issuer from time to time, subject to receipt of a Rating Agency Confirmation from Moody’s, the delivery of written notice of such adjustment to Standard & Poor’s, and the receipt of the prior written consent of the Policy Provider, the “Concentration Limits”); provided that the Issuer or any ACS Bermuda Subsidiary shall be entitled to renew or extend any Lease to the existing Lessee thereunder irrespective of the effect of such renewal or extension on the Concentration Limits with the prior written consent of the Policy Provider. The Issuer shall not, and shall not permit any ACS Bermuda Subsidiary to, (i) lease (including any renewal or extension of any existing Lease) any Aircraft to any Lessee habitually based or domiciled in any of the jurisdictions set forth as “Prohibited” in the last section of the Concentration Limits as set forth on Exhibit C hereto and as amended from time to time upon the receipt of a Rating Agency Confirmation from Moody’s, the delivery of written notice of such amendment to Standard & Poor’s, and the receipt of the prior written consent of the Policy Provider (each such jurisdiction, a “Prohibited Country”), (ii) enter into any Lease (including any renewal or extension of any existing Lease) that expressly permits the Lessee to sublease an Aircraft to a sublessee habitually based or domiciled in a Prohibited Country, or (iii) consent to a sublease of an Aircraft to a sublessee habitually based or domiciled in a Prohibited Country.

(b) Compliance with Law, Maintenance of Permits. The Issuer shall (i) comply, and cause each ACS Bermuda Subsidiary to comply, in all material respects with all Applicable Laws, (ii) obtain, and cause each ACS Bermuda Subsidiary to obtain, all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for the use and operation of the Aircraft owned by it, including, without limitation, a current certificate of airworthiness for each such Aircraft (issued by the Applicable Aviation Authority and in the appropriate category for the nature of the operations of such Aircraft), except that (A) no certificate of airworthiness shall be required for any Aircraft (x) during any period when such Aircraft is undergoing maintenance, modification or repair, (y) following the withdrawal or suspension by such Applicable Aviation Authority of certificates of airworthiness in respect of all aircraft of the same model or period of manufacture as such Aircraft (in which case the Issuer shall comply, and cause each ACS Bermuda Subsidiary to comply, with all directions of such Applicable Aviation Authority in connection with such withdrawal or suspension), (B) no registrations, certificates, licenses, permits or authorizations required for the use or operation of any Aircraft need be obtained with respect to any period when such Aircraft is not being operated and (C) no such registrations, certificates, licenses, permits or authorizations shall be required to be maintained for any Aircraft that is not the subject of a Lease, except to the extent required under Applicable Laws, (iii) not cause or knowingly permit, directly or indirectly, through any ACS Bermuda Subsidiary, any Lessee to operate any Aircraft under any Lease in any material respect contrary to any Applicable Law and (iv) not knowingly permit, directly or indirectly, through any ACS Bermuda Subsidiary, any Lessee not to obtain all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for such Lessee’s use and operation of any Aircraft under any operating Lease except as provided, mutatis mutandis, in clauses (ii)(A) and (ii)(B) above.

Notwithstanding the foregoing, no breach of this Section 5.03(b) shall be deemed to have occurred by virtue of any act or omission of a Lessee or sub-lessee, or of any Person which has possession of the Aircraft or any Engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of the Aircraft (other than seizure or confiscation arising from a breach by the Issuer or an ACS Bermuda Subsidiary of this Section 5.03(b)) (each, a “Third Party Event”); provided that (i) neither the Issuer nor any ACS Bermuda Subsidiary consents or has consented to such Third Party Event; and (ii) the Issuer or ACS Bermuda Subsidiary which is the lessor or owner of such Aircraft promptly and diligently takes such commercially reasonable actions as any leading international aircraft operating lessor would reasonably take in respect of such Third Party Event, including, as deemed appropriate (taking into account, inter alia, the laws of the jurisdictions in which the Aircraft are located), seeking to compel such Lessee or other relevant Person to remedy such Third Party Event or seeking to repossess the relevant Aircraft or Engine.

(c) Maintenance of Assets. The Issuer shall (i) with respect to each Aircraft and Engine that is subject to a Lease, cause, directly or indirectly, through any ACS Bermuda Subsidiary, such Aircraft and Engine to be maintained in a state of repair and condition consistent with the reasonable commercial practice of any leading international aircraft operating lessor with respect to similar aircraft under lease, taking into consideration, among other things, the identity of the relevant Lessee (including the credit standing and operating experience thereof), the age and condition of the Aircraft and the jurisdiction in which such Aircraft will be operated or registered under such Lease and (ii) with respect to each Aircraft that is not subject to a Lease, maintain, and cause each ACS Bermuda Subsidiary to maintain, such Aircraft in a state of repair and condition consistent with the reasonable commercial practice of any leading international aircraft operating lessor with respect to aircraft not under lease. Notwithstanding the foregoing, no breach of this Section 5.03(c) shall be deemed to have occurred by virtue of any Third Party Event; provided that (i) neither the Issuer nor any ACS Bermuda Subsidiary consents or has consented to such Third Party Event; and (ii) the Issuer or such ACS Bermuda Subsidiary which is the lessor or owner of such Aircraft promptly and diligently takes such commercially reasonable actions as any leading international aircraft operating lessor would reasonably take in respect of such Third Party Event, including as deemed appropriate, seeking to compel such Lessee or other relevant Person to remedy such Third Party Event or seeking to repossess the relevant Aircraft or Engine.

(d) Notification of Trustee, Holders, Policy Provider, Initial Credit Facility Provider, Administrative Agent and Cash Manager. The Issuer shall notify the Trustee, the Holders, the Policy Provider, the Initial Credit Facility Provider, the Administrative Agent and the Cash Manager in writing as soon as the Issuer or any ACS Bermuda Subsidiary becomes aware of any loss, theft, damage, confiscation, requisition or destruction to any Initial Aircraft, Additional Aircraft or Engine if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) may exceed the greater of $2,000,000 and the damage notification threshold contained in the applicable Lease.

(e) Leases. The Issuer shall adopt and shall cause the Bermudian Remarketing Servicer to utilize the pro forma lease in the form provided to the Issuer on the Initial Closing Date (or, with respect to the Back-Up Remarketing Servicer, the “Commencement Date” as defined in the Back-Up Remarketing Services Agreement) as such pro forma lease agreement or agreements may be revised for purposes of the ACS Bermuda Group specifically or generally from time to time by the Bermudian Remarketing Servicer (the “Bermudian Remarketing Servicer’s Pro Forma Lease”) in a manner consistent with the Bermudian Remarketing Servicer’s “Standard of Care” and the Bermudian Remarketing Servicer’s “Conflicts Standard” (as each term is defined in the Bermudian Remarketing Services Agreement), for use by the Bermudian Remarketing Servicer on behalf of the Issuer, any ACS Bermuda Subsidiary as a starting point in the negotiation of Future Leases with Persons who are not ACS Bermuda Group Members; provided, however, that with respect to any Future Lease entered into in connection with (x) the renewal or extension of an Initial Lease, (y) the leasing of an Aircraft to a Person that is or was a Lessee under an Initial Lease or (z) the leasing of an Aircraft to a Person that is or was the lessee under an operating lease of an aircraft that is being managed or serviced by the Bermudian Remarketing Servicer (such Future Lease, a “Renewal Lease”), a form of lease substantially similar to such Initial Lease or operating lease (a “Precedent Lease”), as the case may be, may be used by the Bermudian Remarketing Servicer in lieu of the Bermudian Remarketing Servicer’s Pro Forma Lease on behalf of the Issuer or any ACS Bermuda Subsidiary as a starting point in the negotiation of such Future Lease with Persons who are not ACS Bermuda Group Members and provided further, however, that if the Board determines, in an annual review of the Bermudian Remarketing Servicer’s Pro Forma Lease on or before each anniversary of the relevant Closing Date, that any revision to the Bermudian Remarketing Servicer’s Pro Forma Lease made from time to time since the preceding review by the Board (or, with respect to the first anniversary of the Initial Closing Date, since the Initial Closing Date) is substantially inconsistent with the core lease provisions of the Issuer set forth in Exhibit F to this Indenture (as such provisions may be amended from time to time, the “Core Lease Provisions”) in a manner and to such a degree as to have a material adverse effect on the Holders, taking into consideration, inter alia, such revision and any risk that the Aircraft might not be able to be leased on terms consistent with the provisions of the Bermudian Remarketing Servicer’s Pro

Forma Lease without such revisions, then the Board shall direct the Bermudian Remarketing Servicer not to include such revision in the Bermudian Remarketing Servicer’s Pro Forma Lease to be used thereafter as the starting point in the negotiation of any Future Lease with respect to the Aircraft. If the Board determines that any such revision to the Bermudian Remarketing Servicer’s Pro Forma Lease will not have a material adverse effect on the Holders, then the Board shall (i) amend the applicable Core Lease Provisions to incorporate such revisions (ii) notify the Rating Agencies, the Policy Provider and the Initial Credit Facility Provider of any Future Lease entered into the terms of which are materially less favorable from the point of view of the lessor than any of the Leases then in effect, including without limitation, such changes to the Core Lease Provisions; provided that the Core Lease Provisions may not be amended without the prior written consent of the Policy Provider.

The Issuer shall not enter into, and shall not permit any ACS Bermuda Subsidiary to enter into, any Future Lease the Rental Payments under which are denominated in a currency other than U.S. dollars unless the Issuer receives a Rating Agency Confirmation and the prior written consent of the Policy Provider; provided, that the Issuer may enter any Future Lease the Rental Payments under which are denominated in euros if (a) the sum of the Assumed Base Values as of the Payment Date immediately preceding any date of determination of each ACS Group Aircraft subject to leases the Rental Payments under which are denominated in euros does not exceed 5% of the sum of the Assumed Base Values as of such Payment Date of all ACS Group Aircraft and (b) the currency exposure is hedged in accordance with the Issuer’s hedging policy.

(f) Opinions. The Issuer shall not enter into, and shall not permit any ACS Bermuda Subsidiary to enter into, any Future Lease with any Person that is not an ACS Bermuda Group Member or change the jurisdiction of registration of any Aircraft that is subject to a Lease, unless, upon entering into such Future Lease or changing the jurisdiction or registration of such Aircraft (or within a commercially reasonable period thereafter), the Bermudian Remarketing Servicer obtains such legal opinions, if any, with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of the Future Lease, matters relating to the Cape Town Convention and such other matters customary for such transactions to the extent that receiving such legal opinions is consistent with the reasonable commercial practice of any leading international aircraft operating lessor.

(g) Insurance. The Issuer shall maintain or cause, directly or indirectly through the ACS Bermuda Subsidiaries, to be maintained with reputable and responsible insurers or, provided that the applicable reinsurance policy contains a cut-through clause requiring the reinsurers to pay the insured directly (other than in any instances where local law requirements mandate otherwise), with reputable and responsible insurers that maintain relevant reinsurance with reputable and responsible reinsurers (i) airline hull insurance for each Aircraft in an amount at least equal to the Note Target Price for such Aircraft (or the equivalent thereof from time to time if such insurance is denominated in a currency other than U.S. dollars) and (ii) airline liability insurance for each Aircraft and occurrence in an amount at least equal to the relevant amount set forth on Exhibit D hereto for each model of aircraft and as amended from time to time after prior written notice of such amendment is provided to each Rating Agency and the prior written consent of the Policy Provider and (iii) airline repossession insurance (“Repossession Insurance”) for each Aircraft subject to a Lease to a Lessee habitually based in a jurisdiction set forth under the “Repossession Guidelines” set forth in Exhibit C hereto, which may be amended from time to time only pursuant to the receipt of a Rating Agency Confirmation from Moody’s, the delivery of written notice of such amendment to Standard & Poor’s, and the receipt of the prior written consent of the Policy Provider, in an amount at least equal to the Note Target Price (or the equivalent thereof from time to time if such insurance is denominated in a currency other than U.S. dollars) for such Aircraft; provided, however, that with respect to any such insurance for any Aircraft subject to a Lease, such insurance may be subject to commercially reasonable deductible and self-insurance arrangements and may take into account any customary reductions in limits for Aircraft in storage and not in operation (in each case taking into account, inter alia, the creditworthiness and experience of the Lessee, if any, the type of aircraft and market practices in the aircraft insurance industry generally). The coverage and terms (including endorsements, deductibles and self-insurance arrangements) of any insurance maintained with respect to any Aircraft not subject to a Lease shall be substantially consistent with the reasonable commercial practices of any leading international aircraft operating lessor regarding similar aircraft.

In determining the amount of insurance required to be maintained by this Section 5.03(g), the Issuer may take into account any indemnification from, or insurance provided by, any governmental, supranational or inter-governmental authority or agency (other than, with respect to Repossession Insurance, any governmental authority or agency of any jurisdiction for which Repossession Insurance must be obtained), the sovereign foreign currency debt of which is rated at least AA, or the equivalent, by at least one of the Rating Agencies, against any risk with respect to an Aircraft at least in an amount which, when added to the amount of insurance against such risk maintained by the Issuer (or which the Issuer has caused to be maintained), shall be at least equal to the amount of insurance against such risk otherwise required by this Section 5.03(g) (taking into account self-insurance permitted by this Section 5.03(g)). Any such indemnification or insurance provided by such government shall provide substantially similar protection as the insurance required by this Section 5.03(g).

The Issuer shall cause, or shall cause the applicable ACS Group Subsidiary to cause, each Lessee to be obligated under its respective Lease to maintain War Risk Coverage as part of the insurance requirements in such Lease. The Issuer shall cause, or shall cause the applicable ACS Group Subsidiary to cause, each Lessee to maintain War Risk Coverage in accordance with the requirements set forth in Exhibit D hereto. In the event that a Lessee does not maintain such requisite level of War Risk Coverage or allows such War Risk Coverage to lapse, the Issuer shall cause the applicable ACS Group Subsidiary lessor to immediately bring enforcement proceedings against the applicable Lessee under the terms of the applicable Lease to repossess the applicable Aircraft and use commercially reasonable efforts of a leading international aircraft operating lessor to ensure that such Aircraft does not operate without War Risk Coverage at such required levels; provided, however, that so long as the Issuer is in compliance with the requirements set forth in the next succeeding sentence and the applicable Lessee is not otherwise in default under the related Lease, the Issuer shall have 180 days to cause, or to cause the applicable ACS Group Subsidiary lessor to cause, the Lessee to comply with the insurance requirements set forth herein and under the Lease prior to bringing any such enforcement proceedings; provided further that if, for any reason, neither the Issuer nor the applicable ACS Group Subsidiary lessor has a right under the applicable Lease to require a Lessee to maintain War Risk Coverage at the requisite levels, the Issuer shall nevertheless be obligated to cause such Lessee to maintain War Risk Coverage at the requisite levels described in Exhibit D hereto (by negotiating in good faith with such Lessee or otherwise) or shall otherwise cause War Risk Coverage to be maintained at the requisite levels described in Exhibit D hereto, subject only to the additional time provided in the immediately preceding proviso if the Issuer is in compliance with requirements set forth in the next succeeding sentence and the applicable Lessee is not otherwise in default under the related Lease. The Issuer shall carry contingent and excess War Risk Coverage in accordance with the requirements set forth in Exhibit D hereto.

The obligations set forth in the foregoing paragraph shall be waived if (a) prior written notice shall be provided to the Rating Agencies and (b) the Policy Provider shall have provided a written consent to such waiver.

(h) Indemnity. The Issuer shall, and shall cause each ACS Bermuda Subsidiary to, include in each Lease between the Issuer or such ACS Bermuda Subsidiary and a Person who is not an ACS Bermuda Group Member an indemnity from such Person in respect of any losses or liabilities arising from the use or operation of the Aircraft during the term of such Lease, subject to such exceptions, limitations and qualifications as are consistent with the reasonable commercial practice of any leading international aircraft operating lessor.

(i) Appraisal of Aircraft. The Issuer shall, within 90 days after the Expected Final Payment Date of the ACS Group Subclass A-1 Securities, deliver to the Trustee, the Policy Provider and the Rating Agencies three appraisals of the Base Value of each of the Aircraft from each of Initial Appraisers or, if any of the Initial Appraisers is unable to provide an appraisal, from the remaining Initial Appraisers and such other Appraisers selected by the Issuer, each such appraisal to be dated within 30 days prior to its delivery to the Trustee, the Policy Provider and the Rating Agencies.

Section 5.04 Compliance Through Agents. The Issuer shall be entitled to delegate the performance of any of its covenants hereunder to one or more Service Providers pursuant to one or more Related Documents entered into in accordance with the terms of this Indenture so long as each such Related Document is subject to the Lien of the Security Trust Agreement. Nothing in this Section 5.04 is intended to, or shall, relieve the Issuer from any liability or consequences hereunder arising from the failure of the Issuer or any such Service Provider to perform any such covenant strictly in accordance with the terms of this Indenture.

ARTICLE VI

THE TRUSTEE

Section 6.01 Acceptance of Trusts and Duties. The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein and in the Guarantor Indenture. The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and in the Guarantor Indenture and the TIA and agrees to receive and disburse all moneys received by it in accordance with the terms hereof and in the Guarantor Indenture. The Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or negligence or breach of any of its representations or warranties set forth herein and the Trustee shall not be liable for any action or inaction of the Issuer or any other parties to any of the Related Documents. The fees and out-of-pocket expenses of the Trustee shall be Expenses of the Issuer.

Section 6.02 Absence of Duties. Except in accordance with written instructions or requests furnished hereunder, the Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Lessee.

Section 6.03 Representations or Warranties. The Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Securities or any other document or instrument or as to the correctness of any statement contained in any thereof, except that the Trustee in its individual capacity hereby represents and warrants (i) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (ii) this Indenture is the legal, valid and binding obligation of Deutsche Bank Trust Company Americas, enforceable against Deutsche Bank Trust Company Americas in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 6.04 Reliance; Agents; Advice of Counsel. The Trustee may conclusively rely upon and shall be fully protected and Incur no liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee shall have no obligation to confirm the veracity of the content of any such item provided to it (absent manifest error). The Trustee may accept a copy of a resolution of, in the case of the Issuer, the Board and, in the case of any other party to any Related Document, the governing body of such Person, certified in an accompanying Officer’s Certificate as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Trustee shall furnish to the Administrative Agent upon written request such information and copies of such documents as the Trustee may have and as are necessary for the Administrative Agent to perform its duties under Articles II and III hereof. The Trustee shall assume, and shall be fully protected in assuming, that the Issuer is authorized by its constitutional documents to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Issuer with respect thereto.

The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Controlling Party, in accordance with Section 4.12 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

The Trustee may consult with counsel as to any matter relating to this Indenture and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be Incurred therein or thereby (the basis of such costs, expenses or liability, if in respect of any third party liability, shall be supported by an Opinion of Counsel).

The Trustee shall not be required to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Administrative Agent under this Indenture or any of the Related Documents.

The Trustee shall not be liable for any Costs or Taxes (except for Taxes relating to any compensation, fees or commissions of any entity acting in its capacity as Trustee hereunder) or in connection with the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

When the Trustee Incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(e) or 4.01(f) hereof, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event, including receiving written notice of such event from the Issuer, the Administrative Agent, the Policy Provider or any Holder.

The Trustee shall have no duty to monitor the performance of the Issuer, the Cash Manager or any other party to the Related Documents, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties. The Trustee shall have no liability in connection with the appointment of the Administrative Agent or compliance by the Issuer, the Administrative Agent, the Cash Manager or any lessee under a Lease with statutory or regulatory requirements related to any Aircraft or any Lease. The Trustee shall have no obligation, or liability in respect thereto, to verify or recalculate any of the determinations made by the Administrative Agent pursuant to the Related Documents. The Trustee shall not make or be deemed to have made any representations or warranties with respect to any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of any Aircraft or any Lease.

Section 6.05 Not Responsible in Individual Capacity. The Trustee acts hereunder solely as trustee unless otherwise expressly provided; and all Persons, other than the Holders to the extent expressly provided in this Indenture, having any claim against the Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment as herein provided, only to the property of the Issuer for payment or satisfaction thereof.

Section 6.06 No Compensation from Holders. The Trustee agrees that it shall have no right against the Holders, the Policy Provider or, except as provided in Article III hereof, the property of the Issuer, for any fee as compensation for its services hereunder.

Section 6.07 Notice of Defaults. As promptly as practicable after, and in any event within 30 days after, the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit by mail to the Issuer, the Guarantor, the Guarantor Trustee, the Controlling Party, the Policy Provider, the Initial Credit Facility Provider, the Cash Manager, the Rating Agencies and the Holders holding Securities of the related subclass, notice of such Default or Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Default or Event of Default shall have been cured or waived.

Section 6.08 May Hold Securities. The Trustee, any Paying Agent, the Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 6.09 Corporate Trustee Required; Eligibility. If the Indenture is qualified under the Trust Indenture Act, there shall at all times be a Trustee which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act and shall meet the Eligibility Requirements. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.01 hereof.

Section 6.10 Disqualification of Trustee. The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

Section 6.11 Preferential Collection of Claims Against Issuer. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

Section 6.12 Reports by the Issuer. (a) The Issuer shall furnish to the Trustee, within 120 days after the end of each fiscal year ending December 31, a brief certificate from the principal executive officer, principal accounting officer or principal financial officer of the Administrative Agent, as applicable, as to his or her knowledge of the Issuer’s compliance with all conditions and covenants under this Indenture (it being understood that for purposes of this Section 6.12, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture).

(b) The Issuer shall furnish to the Trustee and the Policy Provider within 30 days after the end of each calendar quarter a certification as to compliance with certain of its obligations hereunder and certain other matters in the form set forth in Exhibit G hereto.

Section 6.13 Holder Lists. The Issuer will furnish or cause to be furnished to the Trustee with respect to the Securities of each class:

(a) semi-annually, not later than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

Section 6.14 Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.13 hereof and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 6.13 hereof upon receipt of a new list so furnished.

(b) If three or more Holders of Securities of any series (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

(i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.14(a) hereof, or

(ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.14(a) hereof, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.14(a) hereof, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses in connection with such mailing.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 6.14(b) hereof, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.14(b) hereof.

ARTICLE VII

SUCCESSOR TRUSTEES

Section 7.01 Resignation and Removal of Trustee. The Trustee may resign as to all or any of the subclasses of the Securities at any time without cause by giving at least 90 days’ prior written notice to the Issuer, the Guarantor, the Policy Provider, the Initial Credit Facility Provider, the Administrative Agent, the Cash Manager, the Remarketing Servicers, the Back-Up Remarketing Servicer and the Holders, such resignation to be effective only upon acceptance of any appointment of a replacement trustee by a Senior Trustee. Holders of a majority of the Outstanding Principal Balance of any subclass of the Securities (or, with respect to the Subclass

A-1 Securities or any other subclass of Covered Class A Securities, the Policy Provider or, so long as it is entitled to be a Controlling Party, the Initial Credit Facility Provider) may at any time remove the Trustee as to such subclass without cause by an instrument in writing delivered to the Issuer, the Guarantor, the Guarantor Trustee, the Administrative Agent, the Cash Manager, the Remarketing Servicers, the Back-Up Remarketing Servicer, the Security Trustee, the Senior Trustee and the Trustee being removed, such removal to be effective only upon the acceptance of the appointment by a successor Trustee. In addition, the Issuer may remove the Trustee as to any of the subclasses of the Securities if: (i) this Indenture has been qualified under Trust Indenture Act and such Trustee fails to comply with Section 310 of the TIA after written request therefor by the Issuer or the Holder of the related subclass who has been a bona fide Holder for at least six months, (ii) such Trustee fails to comply with Section 7.02(c) hereof, (iii) such Trustee is adjudged a bankrupt or an insolvent, (iv) a receiver or public officer takes charge of such Trustee or its property or (v) such Trustee becomes incapable of acting, such removal to be effective only upon the acceptance of the appointment by a successor Trustee. References to the Trustee in this Indenture include any successor Trustee as to all or any of the subclasses of the Securities appointed in accordance with this Article VII.

Section 7.02 Appointment of Successor. (a) In the case of the resignation or removal of the Trustee as to any subclass of the Securities under Section 7.01 hereof, the Issuer shall promptly appoint a successor Trustee as to such subclass; provided that a majority of the Outstanding Principal Balance of such subclass of the Securities may appoint, within one year after such resignation or removal, a successor Trustee as to such subclass which may be other than the successor Trustee appointed by the Issuer, and such successor Trustee appointed by the Issuer shall be superseded by the successor Trustee so appointed by the Holders. If a successor Trustee as to any subclass of the Securities shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee gives notice of resignation as to such subclass, the retiring Trustee, the Issuer, the Administrative Agent, the Cash Manager, the Bermudian Remarketing Servicer, the Policy Provider, the Initial Credit Facility Provider or a majority of the Outstanding Principal Balance of such subclass of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee as to such subclass. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b) Any successor Trustee as to any subclass of the Securities, however appointed, shall execute and deliver to the Issuer, the Guarantor, the Guarantor Trustee, the Administrative Agent, the Cash Manager, the Bermudian Remarketing Servicer, the Back-Up Remarketing Servicer, the Policy Provider, the Initial Credit Facility Provider and the predecessor Trustee as to such subclass an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee as to such subclass herein; provided that, upon the written request of such successor Trustee, such predecessor Trustee shall, upon payment of all amounts due and owing to it, execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held by such predecessor Trustee hereunder solely for the benefit of such subclass of the Securities.

(c) If a successor Trustee is appointed with respect to one or more (but not all) subclasses of the Securities, the Issuer, the predecessor Trustee and each successor Trustee with respect to each subclass of Securities shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the subclasses of Securities as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Securities hereunder by more than one Trustee.

(d) Each Trustee shall be an Eligible Institution and shall meet the Eligibility Requirements, if there be such an institution willing, able and legally qualified to perform the duties of a Trustee hereunder; provided that the Rating Agencies shall receive notice of any replacement Trustee.

(e) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the business of the Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 7.02, be the Trustee under this Indenture without further act.

ARTICLE VIII

INDEMNITY

Section 8.01 Indemnity. The Issuer shall indemnify each of the Trustee and the Drawing Agent (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense Incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture, the Securities and the other Related Documents, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties and hold it harmless against, any loss, liability or reasonable expense Incurred without negligence or bad faith on its part, arising out of or in connection with actions taken or omitted to be taken in reliance on any Officer’s Certificate furnished hereunder, or the failure to furnish any such Officers’ Certificate required to be furnished hereunder. Each of the Trustee and the Drawing Agent shall notify the Issuer, the Guarantor, the Policy Provider and the Initial Credit Facility Provider promptly of any claim asserted against the Trustee or the Drawing Agent, as applicable, for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Trustee or the Drawing Agent, as applicable, shall cooperate in the defense. The Trustee and the Drawing Agent may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnity against any loss or liability Incurred by the Trustee or the Drawing Agent, as applicable, through negligence or bad faith. The provisions of this Section 8.01 and Section 8.02 hereof shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee or the Drawing Agent, as applicable.

Section 8.02 Holders’ Indemnity. Each of the Trustee and the Drawing Agent shall be entitled to be indemnified (except with respect to losses, damages or obligations arising from the Trustee’s or Drawing Agent’s, as applicable, negligence or bad faith) by the Holders of any subclass of the Securities before proceeding to exercise any right or power under this Indenture or the Cash Management Agreement at the request or direction of such Holders (the basis of any loss, damage or obligation, if in respect of any third party liability, shall be supported by an Opinion of Counsel).

ARTICLE IX

MODIFICATION

Section 9.01 Modification with Consent of Holders and the Policy Provider. With the consent of Holders of a majority of the Outstanding Principal Balance of the Class A Securities on the date of any vote of such Holders (voting as a single class), the Policy Provider and the Initial Credit Facility Provider and upon receipt of a Rating Agency Confirmation, the Issuer, when authorized by one or more Board Resolutions, may amend or modify this Indenture or the Securities; provided that (i) without the consent of the Guarantor and the Policy Provider, no such amendment may modify the provisions of this Indenture to the extent that such amendment could reasonably be expected to have a material adverse affect on the Guarantor and (ii) without the consent of the Policy Provider, each provider of an Eligible Credit Facility, the Guarantor and each Holder of any Securities, in each instance affected thereby, no such amendment may, except as otherwise provided in Section 3.11 hereof, modify the provisions of this Indenture or the Securities setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal, Redemption Price or Policy Premium payable in respect of any subclass of Securities or to the Policy Provider, or reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Securities required to approve any amendment or waiver of this Section 9.01 or, except as otherwise provided in Section 3.09 hereof, alter the manner or priority of payment of such subclass of Securities (each, a “Basic Terms Modification”).

It shall not be necessary for the consent of the Holders under this Section 9.01 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof; provided, however, that it shall be necessary for the Policy Provider to approve the particular form of any proposed amendment or waiver (such approval not to be unreasonably withheld). Any such modification approved by the required Holders of any class or subclass of Securities will be binding on the Holders of the relevant class or subclass of Securities and each party to this Indenture.

The Issuer shall give the Policy Provider, each provider of an Eligible Credit Facility and each Rating Agency prior notice of any amendment under this Section 9.01 and any amendments of the constitutive documents by the Issuer or any ACS Group Subsidiaries, and, after an amendment under this Section 9.01 becomes effective, the Issuer shall mail to the Holders, the Policy Provider, each provider of an Eligible Credit Facility and the Rating Agencies a notice briefly describing such amendment. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.01 becomes effective, it shall bind every Holder whether or not notation thereof is made on any Security held by such Holder.

Section 9.02 Modification Without Consent of Holders or the Providers of Eligible Credit Facilities or the Policy Provider. Subject to Section 9.01 hereof, the Trustee may agree with the Issuer, without the consent of any Holder, the Policy Provider or any provider of an Eligible Credit Facility (but in the case of clauses (b), (c) and (d) below, with the consent of the Policy Provider and further, in the case of clause (c) below, with the consent of the Initial Credit Facility Provider), (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant subclass of Securities to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of this Indenture or the Cash Management Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Cash Manager, (c) to add or reflect any Eligible Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to facilitate the issuance of Refinancing Securities and/or Additional Securities and related acquisition of Additional Aircraft (all in a manner consistent with the provisions of this Indenture) or (e) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the TIA. Any such modification shall be notified to the Holders as soon as practicable thereafter and shall be binding on all the Holders.

Upon any such modification, the Issuer shall deliver to the Holders, the Trustee, the Policy Provider and the Initial Credit Facility Provider a certificate of the Issuer certifying that such modification will not adversely affect the Holders, the Policy Provider or the Initial Credit Facility Provider.

In addition, the Issuer may, without providing the certificate mentioned in the preceding paragraph, and without the consent of the Trustee, any Holder or any provider of an Eligible Facility, the Policy Provider or the Initial Credit Facility Provider or any other party, list the Securities on the Alternative Securities Market of the Irish Stock Exchange.

Section 9.03 Subordination and Priority of Payments. The subordination provisions contained in Section 3.08, Section 3.09 and Article X hereof may not be amended or modified without the consent of the Policy Provider (so long as a Policy Provider Non-Consent Event has not occurred and is not continuing), each provider of an Eligible Credit Facility, each Hedge Provider, each Holder of the subclass of Securities affected thereby and each Holder of any subclass of Securities ranking senior thereto. In no event shall the provisions set forth in Section 3.08 hereof relating to the priority of the Expenses, Hedge Payments and payments under all Eligible Credit Facilities be amended or modified.

Section 9.04 Execution of Amendments by Trustee. In executing, or accepting the additional trusts created by, any amendment or modification to this Indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties, immunities or indemnities under this Indenture or otherwise.

Section 9.05 Conformity with Trust Indenture Act. Every indenture supplemental hereto pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

ARTICLE X

SUBORDINATION

Section 10.01 Subordination of the Securities and Other Subordinated Obligations. (a) The Issuer, each Holder (by its acceptance of its Security) and each other Secured Party (by its acceptance of the benefits of the Security Trust Agreement) agree that (i) the Securities and the other Obligations shall be subject to the provisions of this Article X and, in the case of the Secured Obligations, to the provisions of Article VII of the Security Trust Agreement and (ii) each Subordinated Claimant (and each Subordinated Representative of any thereof) agree for the benefit of each Senior Claimant (and the Controlling Party and the Trustee acting therefor) that each Subordinated Claim shall be subordinated fully in right of payment to each Senior Claim as provided in Section 3.08 hereof, Section 3.09 hereof (if applicable), this Article X and Article VII of the Security Trust Agreement.

(b) For the purposes of this Agreement, no Senior Claims shall be deemed to have been paid in full until and unless the Senior Claimant (or the Trustee therefor) of such Senior Claims shall have received payment in full in cash of such Senior Claims.

(c) All payments or distributions upon or with respect to any Obligations that are received by any Subordinated Claimant (or any Subordinated Representative thereof) contrary to the provisions of this Indenture or in excess of the amounts to which such Subordinated Claimant is entitled under Section 3.08 hereof shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by such Subordinated Claimant (or any Subordinated Representative therefor) and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms hereof.

(d) Notwithstanding anything contained herein to the contrary, payments (or the proceeds thereof) (i) deposited in any Cash Collateral Account or drawn under any Eligible Credit Facility, (ii) drawn under the Policy or (iii) deposited in the Defeasance/Redemption Account (or, in the case of a Refinancing, the Refinancing Account) in respect of a Redemption under Section 3.10 hereof or in respect of the defeasance of Securities pursuant to Article XII hereof shall not be subordinated to the prior payment of any Senior Claimants in respect of any Senior Claims or subject to any other restrictions set forth in this Article X and Article VII of the Security Trust Agreement, and none of the Holders shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the Grantors (as defined in the Security Trust Agreement).

(e) The Senior Representative is hereby authorized to demand specific performance of the provisions of this Article X at any time when any Subordinated Claimant (or any Subordinated Representative thereof) shall have failed to comply with any of such provisions applicable to them. The Subordinated Claimants (and each Subordinated Representative of any thereof) hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 10.02 Rights of Subrogation. The Subordinated Claimants (and each Subordinated Representative of any thereof) agree that no payment or distribution to any Senior Claimant (or the Trustee therefor) pursuant to the provisions of this Indenture shall entitle any Subordinated Claimant (or any Subordinated Representative thereof) to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Claims with respect to such Person shall have been paid in full.

Section 10.03 Further Assurances of Subordinated Representatives. Each of the Subordinated Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Controlling Party (or the Policy Provider if the Policy Provider is not the Controlling Party; provided that if the Subordinated Representatives receive conflicting requests, the request of the Controlling Party shall apply only) may reasonably request, in order to effectuate the provisions of this Article X.

Section 10.04 Enforcement. Each Subordinated Claimant (and the Subordinated Representative therefor) agrees that the provisions of this Article X shall be enforceable against it under all circumstances, including without limitation in any proceeding referred to in Sections 4.01(e) and 4.01(f) hereof.

Section 10.05 Continued Effectiveness. The provisions of this Article X shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Claims is rescinded or must otherwise be returned by any Senior Claimant upon the insolvency, bankruptcy or reorganization of any ACS Bermuda Group Member, or otherwise, all as though such payment had not been made.

Section 10.06 Senior Claims and Subordinated Claims Unimpaired. Nothing in this Article X shall impair, as between the Issuer and any Senior Claimant or any Subordinated Claimant, the obligations of the Issuer to such Person, including without limitation the Senior Claims and the Subordinated Claims; provided that it is understood that the enforcement of rights and remedies shall be subject to the terms of this Indenture and the Security Trust Agreement.

Section 10.07 Ranking of the Guarantee. The Guarantor’s Guarantee of the Securities (the “Guarantee”) shall rank pari passu with its obligation to make payments on or otherwise perform in accordance with the terms of the Guarantor Class A Securities.

ARTICLE XI

GUARANTEE

Section 11.01 Guarantee. The Guarantor hereby fully and unconditionally guarantees to each Holder of Securities, the Trustee on behalf of such Holder, each Service Provider, the Policy Provider, the Initial Credit Facility Provider, any Hedge Provider and each other Secured Party (each, a “Guaranteed Party” and, collectively, the “Guaranteed Parties”), in each case, the due and punctual performance of all obligations of the Issuer to each Guaranteed Party under the Securities, this Indenture and the Related Documents (the “Guaranteed Obligations”), all in accordance with this Indenture, the Securities and the other Related Documents. The liability of the Guarantor under this Guarantee is limited to the maximum amount that will result in the obligations of the Guarantor not constituting a fraudulent conveyance or fraudulent transfer under Applicable Law.

This Guarantee shall be a Guarantee of payment and performance and not merely of collection only. The Guarantor hereby agrees that it shall not be required that any Guaranteed Party assert or enforce any rights against the Issuer or any other person before or as a condition to the obligation of the Guarantor subject to this Guarantee.

The Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Issuer or any other ACS Bermuda Group Member, any right to require a proceeding first against the Issuer or any other ACS Bermuda Group Member, the benefit of discussion, protest or notice with respect to any Security or the debt evidenced thereby and all demands whatsoever (except as specified above), and covenants that this Article XI shall not be discharged as to any such Security except by payment in full of the Guaranteed Obligations. The maturity of the Securities and related obligations guaranteed hereby may be accelerated as provided in Article IV for the purposes of this Article XI. In the event of any declaration of acceleration of such obligations as provided in Article IV of this Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Article XI. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article IV of this Indenture, the Trustee shall be entitled to make a demand for payment on the Securities under the Guarantee provided for in this Article XI.

The Guarantor hereby waives any claim or other claim or other rights which it may now or hereafter acquire against the Issuer or any other ACS Bermuda Group Member that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of a Guaranteed Party against the Issuer or any other ACS Bermuda Group Member, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer or any other ACS Bermuda Group

Member, directly or indirectly, in cash or other property or in any other manner, payment or security on account of such claim or other rights, until all of the Guarantor’s obligations under this Indenture have been satisfied. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, such Guaranteed Party, and shall forthwith be paid to such Guaranteed Party. The Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Securities pursuant to this Indenture and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

Any right which at any time the Guarantor has under the existing or future laws of Ireland and Bermuda to require that recourse be had to the assets of the Issuer or any other ACS Ireland Group Member before any claim is enforced against the Guarantor in respect of the obligations hereby assumed by the Guarantor, is hereby abandoned and waived and the Guarantor undertakes that if at any time any Guaranteed Party sues the Guarantor in respect of any such obligations and the Issuer or any other ACS Bermuda Group Member is not sued also, the Guarantor shall not claim that the Issuer or any other ACS Bermuda Group Member be made a party to the proceedings and the Guarantor agrees to be bound by this guarantee whether or not the Guarantor is made party to legal proceedings for the recovery of the amount due or owing to such Guaranteed Party as aforesaid by the Issuer and whether the formalities required by any law of Bermuda whether existing or future in regard to the rights or obligations of sureties shall or shall not have been observed.

Any right which the Guarantor may have under the existing or future laws of Ireland and Bermuda to require that any liability under this Guarantee be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

The Guarantee set forth in this Section 11.01 shall not be valid or become obligatory for any purpose with respect to the Guaranteed Obligations until the execution of this Indenture or, with respect to a Security, until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee. The Guarantees given by the Guarantor to the Guaranteed Parties pursuant to this Section 11.01 are, for purposes of this Article XI, hereinafter referred to as the “Guarantee”.

Section 11.02 Reinstatement. The Guarantor hereby agrees that the guarantee provided for in Section 11.01 hereof shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligations guaranteed or interest thereon is rescinded or must otherwise be restored by a Guaranteed Party to the Issuer upon the bankruptcy, reorganization or insolvency of the Issuer or the Guarantor or otherwise.

Section 11.03 Unconditional Nature of Guarantee. The Guarantor hereby agrees that its obligations under the Guarantee shall be irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture or any other Related Document against the Issuer or any other ACS Bermuda Group Member, the absence of any action to enforce the Issuer’s or any other ACS Bermuda Group Member’s obligations under the Securities, this Indenture or any other Related Document, any waiver or consent by a Holder with respect to any provisions thereof or any provisions of this Indenture and the Related

Documents, any amendment to the terms under which the Securities are issued, any release of collateral related to the Securities or the Issuer’s or any other ACS Bermuda Group Member’s obligations under this Indenture or any other Related Document, the bankruptcy of the Issuer or any other ACS Bermuda Group Member or any circumstance with might otherwise constitute a legal or equitable discharge or defense of a guarantor; provided, however, that the Guarantor shall be entitled to exercise any right that the Issuer could have exercised under this Indenture to cure any default in respect of its obligations under this Indenture or the Securities, if any, but only to the extent such right, if any, is provided to the Issuer under this Indenture or the Securities.

The Guarantor hereby waives each of the following to the fullest extent of the law: (i) all statutes of limitation as a defense to any action brought by any party against the Guarantor in connection with this Guarantee, (ii) any defense based upon (a) the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (b) any act or omission of any Guaranteed Party that directly or indirectly results in the discharge or release of any Issuer or any other Person, or any of the obligations subject to this Guarantee or any security therefor; or (c) any other defense of the Issuer or any other Person with respect to the Guaranteed Obligations, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause, (iii) any right (whether now or hereafter existing) to require any Guaranteed Party, as a condition to the enforcement of this Guarantee, to (a) accelerate the Issuer’s obligations, (b) give notice to the Guarantor of the terms, time and place of any public or private sale of any security for the Guaranteed Obligations; or (c) exhaust any security for the Guaranteed Obligations, (iv) any right to presentment, demand, protest and notice of any kind, including, without limitation, notices of default and notices of acceptance of this Guarantee, (v) all suretyship defenses and rights of every nature otherwise available under New York law and the laws of any other jurisdiction, and (vi) all other rights and defenses, the assertion or exercise of which would in any way diminish the liability of the Guarantor hereunder.

ARTICLE XII

DISCHARGE OF INDENTURE; DEFEASANCE

Section 12.01 Discharge of Liability on the Securities; Defeasance. (a) When (i) the Issuer delivers to the Trustee all Outstanding Securities (other than Securities replaced pursuant to Section 2.08 hereof) for cancellation or (ii) all Outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Section 3.10(c) hereof and the Issuer irrevocably deposits in the Defeasance/Redemption Account funds sufficient to pay at maturity or upon redemption all Outstanding Securities, including without limitation interest thereon to maturity or the Redemption Date (other than Securities replaced pursuant to Section 2.08 hereof and any Required Expense Amount), and if in either case the Issuer pays all other sums payable hereunder by the Issuer (including any Hedge Breakage Costs resulting from the discharge of this Indenture), then this Indenture shall, subject to Section 12.01(c) hereof, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuer accompanied by an Officers’

Certificate and an Opinion of Counsel, at the cost and expense of the Issuer, to the effect that any conditions precedent to a discharge of this Indenture have been met.

(b) Subject to Sections 12.01(c) and 12.02 hereof, the Issuer at any time may terminate (i) all its obligations under the Securities and this Indenture (“Legal Defeasance” option) or (ii) its obligations under Sections 4.01 (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(e) (only with respect to the Issuer) and 4.01(f) (only with respect to the Issuer)), 5.02 and 5.03 hereof (“Covenant Defeasance” option). The Issuer may exercise its Legal Defeasance option notwithstanding its prior exercise of its Covenant Defeasance option.

If the Issuer exercises its Legal Defeasance option, payment of any Securities subject to such Legal Defeasance may not be accelerated because of an Event of Default. If the Issuer exercises its Covenant Defeasance option, payment of the Securities may not be accelerated because of an Event of Default (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(e) (other than with respect to the Issuer), 4.01(f) (other than with respect to the Issuer)) and 5.02(n) hereof.

Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

(c) Notwithstanding clauses (a) and (b) above, the Issuer’s obligations in Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08 and 2.09, 5.02(n), Article VI, Sections 8.01, 12.04, 12.05 and 12.06 hereof shall survive until all the Securities have been paid in full. Thereafter, the Issuer’s obligations in Sections 8.01, 12.04 and 12.05 hereof shall survive.

Section 12.02 Conditions to Defeasance. The Issuer may exercise its Legal Defeasance option or its Covenant Defeasance option only if:

(a) the Issuer irrevocably deposits in trust in the Defeasance/Redemption Account any one or any combination of (i) money, (ii) obligations of, and supported by the full faith and credit of, the U.S. Government (“U.S. Government Obligations”) or (iii) obligations of corporate issuers (“Corporate Obligations”) (provided that any such Corporate Obligations are rated AA+ or higher by Standard & Poor’s and Aa2 or higher by Moody’s at such time and shall not have a maturity of longer than three years from the date of defeasance) for the payment of all principal or Redemption Price, and interest (A) on the Securities or any class or subclass of Securities being defeased, in the case of Legal Defeasance, or (B) on all of the Securities in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;

(b) the Issuer delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations or the Corporate Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due (i) on each class or subclass of Securities being defeased, in the case of Legal Defeasance, or (ii) on all of the Securities in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;

(c) 91 days pass after the deposit described in clause (a) above is made and during the 91-day period no Event of Default specified in Section 4.01(e) or (f) hereof with respect to the Issuer occurs which is continuing at the end of the period;

(d) the deposit described in clause (a) above does not constitute a default under any other agreement binding on the Issuer;

(e) the Issuer delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit described in clause (a) does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

(f) in the case of the Legal Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(g) in the case of the Covenant Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(h) if the related Securities are then listed on any securities exchange, the Issuer delivers to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted;

(i) a Rating Agency Confirmation and the prior written consent of each of the Policy Provider and the Initial Credit Facility Provider is obtained relating to the defeasance contemplated by this Section 12.02;

(j) in the case of a Legal Defeasance only, the Policy shall be terminated and surrendered to the Policy Provider for cancellation;

(k) all amounts due and owing to the Policy Provider and the Initial Credit Facility Provider have been paid (or provided for under Section 12.02(a)); and

(l) the Issuer delivers to the Trustee an Opinion of Counsel and an Officer’s Certificate that all conditions precedent to such defeasance has been satisfied.

Section 12.03 Application of Trust Money. The Trustee shall hold in trust in the Defeasance/Redemption Account money, U.S. Government Obligations or Corporate

Obligations deposited with it pursuant to this Article XII. It shall apply the deposited money and the money from U.S. Government Obligations or Corporate Obligations in accordance with this Indenture to the payment of principal, premium, if any, and interest on the class or subclass of Securities. Money and securities so held in trust are not subject to Article X hereof or to Article VII of the Security Trust Agreement.

Section 12.04 Repayment to Issuer. The Trustee shall promptly turn over to the Issuer upon written request any excess money or securities held by it at any time after application of the appropriate defeasance option.

Subject to any applicable abandoned property law, the Trustee shall pay to the Issuer upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors.

Section 12.05 Indemnity for Government Obligations and Corporate Obligations. The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Corporate Obligations, or the principal and interest received on such U.S. Government Obligations or Corporate Obligations, which has been remitted by the Trustee to the U.S. government or any taxing authority.

Section 12.06 Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations or Corporate Obligations in accordance with this Article XII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article XII until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Corporate Obligations in accordance with this Article XII; provided, however, that, if the Issuer has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money, U.S. Government Obligations or Corporate Obligations held by the Trustee.

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Right of Trustee to Perform. If the Issuer for any reason fails to observe or punctually to perform any of its obligations to the Trustee, whether under this Indenture or any of the other Related Documents or otherwise, the Trustee shall have power (but shall have no obligation), on behalf of or in the name of the Issuer or otherwise, to perform such obligations and to take any steps which the Trustee may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of, such failure by the Issuer; provided that no exercise or failure to exercise this power by the Trustee shall in any way prejudice the Trustee’s other rights under this Indenture or any of the other Related Documents.

Section 13.02 Waiver. Any waiver by any party of any provision of this Indenture or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Indenture by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect. No failure on the part of the Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Indenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Indenture are cumulative and not exclusive of any rights or remedies provided by law. The Trustee shall notify the Paying Agent promptly of any waiver by any party of any provision of this Indenture pursuant to this Section 13.02.

Section 13.03 Severability. In the event that any provision of this Indenture or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Indenture shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Indenture, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Indenture. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Trustee hereunder is unavailable or unenforceable shall not affect in any way the ability of the Trustee to pursue any other remedy available to it.

Section 13.04 Restrictions on Exercise of Certain Rights. (a) The Trustee and, during the continuance of a payment Default with respect to the Senior Class, the Senior Trustee, in its capacity as trustee of such class and except as otherwise provided in Section 4.04 hereof, may sue for recovery or take any other steps for the purpose of recovering any of the obligations hereunder or any other debts or liabilities whatsoever owing to it by the Issuer. Each of the parties hereto and each Holder by virtue of its acceptance of the Securities (other than the Trustee) hereby agrees that it shall not take any steps for the purpose of procuring the appointment of an administrative receiver, Irish law examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition, examinership or any like proceedings under the laws of Bermuda.

(b) If after the occurrence and continuance of an Event of Default, the obligations of the Issuer in respect of the Securities and any other claims of any Secured Party will be limited to the net proceeds of the disposal and/or realization of the Collateral by the Security Trustee pursuant to the provisions of the Indentures and the Security Trust Agreement, the Secured Parties shall have no further claim against the Issuer in respect of such unpaid amounts and will accordingly not have any right hereunder to be able to petition for the winding up of the Issuer or to take any steps for the purpose of procuring the appointment of an administrative receiver, Irish law examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition, examinership or any like proceedings under the laws of Bermuda as a consequence of such shortfall.

Section 13.05 Notices. All notices, demands, certificates, requests, directions, instructions and communications hereunder (“Notices”) shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

if to the Issuer, to:

ACS 2007-1 Limited

Clarendon House

2 Church Street

Hamilton HM11

Bermuda

Attention: The Company Secretary

Fax: +1 (441) 292-4720

with a copy to:

Aircastle Advisor LLC

300 First Stamford Place, 5th Floor

Stamford, CT 06902

Attention: Lease Management

Fax: (203) 504-1021

if to the Guarantor, to:

ACS Aircraft Finance Ireland 2 Limited

25/28 North Wall Quay

International Financial Services Centre

Dublin 1

Ireland

Attention: Secretary

Fax: +353 (1) 649-2649

with a copy to:

Aircastle Advisor LLC

300 First Stamford Place, 5th Floor

Stamford, CT 06902

Attention: Lease Management

Fax: (203) 504-1021

if to the Administrative Agent, to:

Aircastle Advisor LLC

300 First Stamford Place, 5th Floor

Stamford, CT 06902

Attention: Lease Management

Fax: (203) 504-1021

if to the Bermudian Remarketing Servicer, to:

Aircastle Advisor LLC

300 First Stamford Place, 5th Floor

Stamford, CT 06902

Attention: Lease Management

Fax: (203) 504-1021

if to the Irish Remarketing Servicer, to:

Aircastle Advisor (Ireland) Limited

8 Fitz William Place

Dublin 2

Ireland

Fax: +353 (1) 6565 0801

if to the Cash Manager, to:

Deutsche Bank Trust Company Americas

60 Wall Street, 26th Floor

New York, New York 10005

Attn: Structured Finance Services/Trust & Securities Services

Fax: (212) 553-2459

with a copy to:

Deutsche Bank International Limited

Global Transaction Banking Trust and Securities Services

Floor 4

St. Paul’s Gate

New Street

Jersey, Channel Islands

Attn: James Saout/Stephen McKenna

Fax: 00 44 1534 889884

if to the Initial Credit Facility Provider, to:

HSH Nordbank AG, New York Branch,

230 Park Avenue

New York, NY 10169-0005

Attn: Edward J. McGarvey

SVP, Head of Aviation-Americas

Fax: (212) 407-6033

With a copy to:	Loan Administration Fax: (212) 407-6802
With a copy to:	General Counsel Fax: (212) 407-6811

if to the Trustee, the Registrar or the Paying Agent, to:

Deutsche Bank Trust Company Americas

60 Wall Street, 26th Floor

New York, New York 10005

Attn: Structured Finance Services/Trust & Securities Services

Fax: (212) 553-2459

if to the Policy Provider, to:

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

Attention: Surveillance, Commercial Structured Finance

Fax: (212) 312-3220

if to the Drawing Agent, to:

Deutsche Bank Trust Company Americas

60 Wall Street, 26th Floor

New York, New York 10005

Attn: Structured Finance Services/Trust & Securities Services

Fax: (212) 553-2459

for so long as the Securities are listed on the Alternative Securities Market of the Irish Stock Exchange, if to the Irish Listing Agent, to:

A&L Listing Limited

North Wall Quay

International Financial Services Centre

Dublin 1

Ireland

Attention: Aideen Lee

Fax: +353 1 649 2649

for so long as the Securities are listed on the Alternative Securities Market of the Irish Stock Exchange, if to the Irish Paying Agent, to:

Deutsche International Corporate Services (Ireland) Limited

5 Harbourmaster Place

International Financial Services Centre

Dublin 1

Ireland

Attention: Directors

Fax: +353 1 680 6050

A copy of each notice given hereunder to any party hereto shall also be given to each of the other parties hereto. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.

Section 13.06 Assignments; Third Party Beneficiary. This Indenture shall be a continuing obligation of the Issuer and shall (i) be binding upon the Issuer and its successors and assigns and (ii) inure to the benefit of and be enforceable by the Trustee, and by its successors, transferees and assigns. The Issuer may not assign any of its obligations under this Indenture, or delegate any of its duties hereunder. Each Hedge Provider and each provider of an Eligible Credit Facility shall be a third party beneficiary of this Indenture.

Section 13.07 Currency Conversion. (a) If any amount is received or recovered by the Cash Manager or the Trustee in respect of this Indenture or any part thereof (whether as a result of the enforcement of the security created under the Security Trust Agreement or pursuant to this Indenture or any judgment or order of any court or in the liquidation or dissolution of the Issuer or by way of damages for any breach of any obligation to make any payment under or in respect of the Issuer’s obligations hereunder or any part thereof or otherwise) in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Trustee or the Cash Manager shall, to the fullest extent permitted by Applicable Law, only constitute a discharge to the Issuer to the extent of the amount of the Agreed Currency which the Cash Manager or the Trustee was or would have been able in accordance with its normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Cash Manager or Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the Issuer, the Issuer shall pay to the Cash Manager such amount as the Cash Manager shall determine to be necessary to indemnify the Trustee and the Cash Manager against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or Incurred in connection therewith) and so that such indemnity, to the fullest extent permitted by Applicable Law, (i) shall constitute a separate and independent obligation of the Issuer distinct from its obligation to discharge the amount which was originally payable by the Issuer and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Cash Manager or the Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by the Issuer or any judgment or order and no proof or evidence of any actual loss shall be required.

(b) For the purpose of or pending the discharge of any of the moneys and liabilities hereby secured the Cash Manager may convert any moneys received, recovered or realized by the Cash Manager under this Indenture (including the proceeds of any previous conversion under this Section 13.07) from their existing currency of denomination into the currency of denomination (if different) of such moneys and liabilities and any conversion from one currency to another for the purposes of any of the foregoing shall be made at the Trustee’s then prevailing spot selling rate at its office by which such conversion is made. If not otherwise required to be applied in the Received Currency, the Cash Manager, acting on behalf of the Security Trustee, shall promptly convert any moneys in such Received Currency other than U.S. dollars into U.S. dollars. Each previous reference in this section to a currency extends to funds of that currency and funds of one currency may be converted into different funds of the same currency.

Section 13.08 Application to Court. The Senior Trustee may at any time after the service of a Default Notice apply to any court of competent jurisdiction for an order that the terms of this Indenture be carried into execution under the direction of such court and for the appointment of a Receiver of the Collateral or any part thereof and for any other order in relation to the administration of this Indenture as the Senior Trustee shall deem fit and it may assent to or approve any application to any court of competent jurisdiction made at the instigation of any of the Holders or the Policy Provider and shall be indemnified by the Issuer against all costs, charges and expenses Incurred by it in relation to any such application or proceedings.

Section 13.09 Governing Law. THIS INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 13.10 Jurisdiction. (a) Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to the United States federal or New York State courts located in The City of New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto (except for the Cash Manager, the Trustee, the Drawing Agent, the Initial Credit Facility Provider and the Policy Provider) agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in The City of New York to Corporation Service Company, with an office on the date hereof at 1133 Avenue of the Americas, Suite 3100, New York, New York 10036 and each of the parties hereby appoints Corporation Service Company, its designee, appointee and agent to receive, accept and acknowledge for and on its behalf such service of legal process, with the exception of the Trustee, the Cash Manager, the Drawing Agent, the Initial Credit Facility Provider and the Policy Provider, who hereby consents to receive any such service of process directly at the address set forth in Section 13.05 herein.

(b) The submission to the jurisdiction of the courts referred to in Section 13.10(a) hereof shall not (and shall not be construed so as to) limit the right of the Trustee to take proceedings against the Issuer in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(c) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Indenture to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 13.11 Counterparts. This Indenture may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 13.12 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 13.13 Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (collectively, “Applicable Regulations”), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with such Applicable Regulations.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

ACS 2007-1 LIMITED, as the Issuer

By
Name:
Title:

Bermudian Indenture

SIGNED SEALED AND DELIVERED
On behalf of ACS AIRCRAFT FINANCE IRELAND 2 LIMITED, as the Guarantor
by its duly appointed attorney

By
Name:
Title:
in the presence of:

By
Name:
Title:

Bermudian Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Trustee

By
Name:
Title:

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Cash Manager

By
Name:
Title:

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Drawing Agent

By
Name:
Title:

By
Name:
Title:

Bermudian Indenture

HSH NORDBANK AG, NEW YORK BRANCH, as the Initial Credit Facility Provider

By
Name:
Title:

By
Name:
Title:

Bermudian Indenture

FINANCIAL GUARANTY INSURANCE COMPANY, as the Policy Provider

By
Name:
Title:

Bermudian Indenture

SCHEDULE 1

INITIAL AIRCRAFT

Type of Aircraft	Manufacturer’s Serial Number
Airbus A319-100	1086
Airbus A319-100	1124
Airbus A320-200	990
Airbus A320-200	1041
Airbus A320-200	1054
Airbus A320-200	1081
Airbus A320-200	1316
Airbus A320-200	1345
Airbus A320-200	1370
Airbus A320-200	2524
Airbus A320-200	2564
Airbus A321-200	1006
Airbus A321-200	1012
Boeing 737-700	28008
Boeing 737-700	28009
Boeing 737-700	28010
Boeing 737-700	29045
Boeing 737-700	29046
Boeing 737-700	28015
Boeing 737-800	30230
Boeing 737-800	28213
Boeing 737-800	29036
Boeing 737-800	29037
Boeing 737-300	24570
Boeing 737-400	24644
Boeing 737-400	29035
Boeing 737-400	27826
Boeing 737-400	28038
Boeing 737-400	28867
Boeing 737-400	29032
Boeing 737-400	29033
Boeing 737-400	29034
Boeing 737-500	27425
Boeing 757-200	24838
Boeing 757-200	24330
Boeing 757-200	24331
Boeing 757-200	24747
Boeing 757-200	24738
Boeing 757-200	24748
Airbus A330-200	313
Boeing 767-300ER	24084
Boeing 767-300ER	25587
Boeing 767-300ER	24541
Boeing 767-300ER	24849

Bermudian Indenture

Type of Aircraft	Manufacturer’s Serial Number
Boeing 777-200ER	28414
Boeing 747-400ERF	35233
Boeing 747-400ERF	35235
Boeing 747-400BCF	24975
Boeing 747-400BCF	24061
MD-11SF	48445

Bermudian Indenture

SCHEDULE 2

ACS BERMUDA SUBSIDIARIES

Entity	Jurisdiction of Organization
Aircraft MSN 1041 Trust	Utah
Aircraft MSN 313 LLC	Delaware
Aircraft MSN 27425 LLC	Delaware
Aircraft MSN 35233 LLC	Delaware
Emer Aircraft Leasing (Ireland) Limited	Ireland
Zebra Aircraft Leasing Limited	Cayman Islands
Grayston Aircraft Leasing Limited	Cayman Islands

Bermudian Indenture

SCHEDULE 3

MINIMUM TARGET PRINCIPAL BALANCE

Bermudian Indenture

Minimum
Payment Date	Target Principal
Occurring In	Balance
June, 2007	979,318,000
July, 2007	976,641,600
August, 2007	973,953,689
September, 2007	971,254,234
October, 2007	968,543,206
November, 2007	965,820,574
December, 2007	963,086,307
January, 2008	960,340,373
February, 2008	957,582,742
March, 2008	954,813,383
April, 2008	952,032,264
May, 2008	949,239,354
June, 2008	946,434,622
July, 2008	943,618,036
August, 2008	940,789,564
September, 2008	937,949,176
October, 2008	919,695,571
November, 2008	916,956,457
December, 2008	914,205,787
January, 2009	911,443,530
February, 2009	908,669,655
March, 2009	905,884,131
April, 2009	903,086,928
May, 2009	900,278,014
June, 2009	897,457,358
July, 2009	894,624,930
August, 2009	891,780,697
September, 2009	888,924,629
October, 2009	886,056,695
November, 2009	883,176,863
December, 2009	880,285,101
January, 2010	877,381,378
February, 2010	874,465,663
March, 2010	871,537,923
April, 2010	868,598,127
May, 2010	865,646,243
June, 2010	854,362,506
July, 2010	843,642,431
August, 2010	840,789,389
September, 2010	837,924,623
October, 2010	835,048,100
November, 2010	832,159,789
December, 2010	829,259,661
January, 2011	826,347,683
February, 2011	823,423,824
March, 2011	820,488,053

April, 2011	817,540,339
May, 2011	814,580,650
June, 2011	811,608,954
July, 2011	808,625,221
August, 2011	805,629,418
September, 2011	802,621,514
October, 2011	799,601,476
November, 2011	796,569,274
December, 2011	786,314,728
January, 2012	783,334,363
February, 2012	780,342,009
March, 2012	777,337,634
April, 2012	774,321,206
May, 2012	771,292,694
June, 2012	768,252,066
July, 2012	765,199,291
August, 2012	755,988,467
September, 2012	746,851,766
October, 2012	737,789,634
November, 2012	728,802,518
December, 2012	719,890,868
January, 2013	711,055,135
February, 2013	702,295,769
March, 2013	693,613,227
April, 2013	685,007,963
May, 2013	676,480,434
June, 2013	668,031,099
July, 2013	659,660,418
August, 2013	651,788,742
September, 2013	643,971,186
October, 2013	636,208,087
November, 2013	628,499,782
December, 2013	620,846,607
January, 2014	613,248,903
February, 2014	605,707,010
March, 2014	598,221,269
April, 2014	590,792,022
May, 2014	583,419,614
June, 2014	576,104,390
July, 2014	568,846,697
August, 2014	561,646,880
September, 2014	554,505,291
October, 2014	547,422,278
November, 2014	540,572,206
December, 2014	533,770,865
January, 2015	527,018,552
Bermudian Indenture

Minimum
Target Principal
Payment Date	Balance
Occurring In	Minimum
February, 2015	520,315,569
March, 2015	513,662,219
April, 2015	507,119,008
May, 2015	500,622,387
June, 2015	494,172,642
July, 2015	487,770,060
August, 2015	481,414,931
September, 2015	475,107,544
October, 2015	468,848,190
November, 2015	462,716,684
December, 2015	456,740,965
January, 2016	450,848,031
February, 2016	444,990,973
March, 2016	439,170,018
April, 2016	433,385,395
May, 2016	427,637,333
June, 2016	421,926,064
July, 2016	416,251,818
August, 2016	410,614,828
September, 2016	405,015,326
October, 2016	399,453,546
November, 2016	393,929,723
December, 2016	388,444,093
January, 2017	382,996,890
February, 2017	377,588,354
March, 2017	372,218,720
April, 2017	366,888,229
May, 2017	361,597,120
June, 2017	356,345,632
July, 2017	351,134,008
August, 2017	345,962,490
September, 2017	340,831,320
October, 2017	335,740,742
November, 2017	330,691,002
December, 2017	325,682,344
January, 2018	320,715,015
February, 2018	315,789,261
March, 2018	310,905,333
April, 2018	306,063,477
May, 2018	301,263,945
June, 2018	296,506,986
July, 2018	291,792,853
August, 2018	287,121,798
September, 2018	282,494,074
October, 2018	277,909,935

November, 2018	273,369,637
December, 2018	268,873,436
January, 2019	264,421,588
February, 2019	260,014,351
March, 2019	255,651,985
April, 2019	251,334,748
May, 2019	247,062,901
June, 2019	242,836,705
July, 2019	238,773,617
August, 2019	234,750,915
September, 2019	230,768,832
October, 2019	226,827,606
November, 2019	222,927,470
December, 2019	219,068,663
January, 2020	215,251,422
February, 2020	211,475,986
March, 2020	207,742,593
April, 2020	204,051,485
May, 2020	200,424,834
June, 2020	196,839,621
July, 2020	193,296,080
August, 2020	189,794,449
September, 2020	186,334,966
October, 2020	182,917,868
November, 2020	179,543,395
December, 2020	176,228,338
January, 2021	172,955,383
February, 2021	169,724,766
March, 2021	166,536,726
April, 2021	163,391,500
May, 2021	160,425,588
June, 2021	157,495,736
July, 2021	154,658,627
August, 2021	151,872,649
September, 2021	149,119,480
October, 2021	146,399,306
November, 2021	143,712,313
December, 2021	141,058,690
January, 2022	138,438,623
February, 2022	135,852,302
March, 2022	133,299,916
April, 2022	130,781,655
May, 2022	128,297,709
June, 2022	125,848,270
July, 2022	123,433,529
Bermudian Indenture

Minimum
Target Principal
Payment Date	Balance
Occurring In	Minimum
August, 2022	121,070,144
September, 2022	118,740,845
October, 2022	116,445,820
November, 2022	114,185,260
December, 2022	111,959,354
January, 2023	109,784,080
February, 2023	107,658,167
March, 2023	105,565,594
April, 2023	103,506,543
May, 2023	101,481,199
June, 2023	99,505,326
July, 2023	97,630,700
August, 2023	95,785,255
September, 2023	93,995,818
October, 2023	92,249,440
November, 2023	90,530,535
December, 2023	88,839,254
January, 2024	87,175,750
February, 2024	85,566,712
March, 2024	84,055,346
April, 2024	82,567,512
May, 2024	81,148,222
June, 2024	79,750,561
July, 2024	78,397,792
August, 2024	77,149,575
September, 2024	75,918,187
October, 2024	74,728,291
November, 2024	73,554,230
December, 2024	72,441,312
January, 2025	71,366,300
February, 2025	70,304,039
March, 2025	69,276,317
April, 2025	68,333,301
May, 2025	67,398,087
June, 2025	66,470,721
July, 2025	65,551,249
August, 2025	64,639,720
September, 2025	63,736,181
October, 2025	62,840,677
November, 2025	61,953,258
December, 2025	61,073,971
January, 2026	60,226,210
February, 2026	59,408,777
March, 2026	58,597,370

April, 2026	57,815,984
May, 2026	57,059,638
June, 2026	56,307,300
July, 2026	55,558,996
August, 2026	54,814,754
September, 2026	54,074,599
October, 2026	53,338,558
November, 2026	52,606,658
December, 2026	51,878,925
January, 2027	51,155,387
February, 2027	50,436,070
March, 2027	49,721,002
April, 2027	49,010,209
May, 2027	48,303,719
June, 2027	47,601,559
July, 2027	46,903,758
August, 2027	46,210,341
September, 2027	45,521,337
October, 2027	44,836,774
November, 2027	44,156,680
December, 2027	43,481,082
January, 2028	42,810,008
February, 2028	42,143,487
March, 2028	41,481,547
April, 2028	40,824,217
May, 2028	40,171,524
June, 2028	39,523,497
July, 2028	38,880,165
August, 2028	38,241,557
September, 2028	37,607,701
October, 2028	36,978,626
November, 2028	36,354,362
December, 2028	35,734,938
January, 2029	35,120,383
February, 2029	34,510,725
March, 2029	33,905,996
April, 2029	33,306,224
May, 2029	32,711,438
June, 2029	32,121,670
July, 2029	31,536,948
August, 2029	30,957,302
September, 2029	30,382,763
October, 2029	29,813,361
November, 2029	29,249,126
Bermudian Indenture

Minimum
Target
Payment Date	Principal
December, 2029	28,690,089
January, 2030	28,136,279
February, 2030	27,587,728
March, 2030	27,044,467
April, 2030	26,506,525
May, 2030	25,973,935
June, 2030	25,446,727
July, 2030	24,924,932
August, 2030	24,408,582
September, 2030	23,897,707
October, 2030	23,392,340
November, 2030	22,892,512
December, 2030	22,420,318
January, 2031	21,974,699
February, 2031	21,532,584
March, 2031	21,093,994
April, 2031	20,658,950
May, 2031	20,227,474
June, 2031	19,799,587
July, 2031	19,375,310
August, 2031	18,954,665
September, 2031	18,537,673
October, 2031	18,124,356
November, 2031	17,714,736
December, 2031	17,308,835
January, 2032	16,906,673
February, 2032	16,508,274
March, 2032	16,113,659
April, 2032	15,722,851
May, 2032	15,335,871
June, 2032	14,952,741
July, 2032	14,573,485
August, 2032	14,198,124
September, 2032	13,826,682
October, 2032	13,459,179
November, 2032	13,095,640
December, 2032	12,736,086
January, 2033	12,380,542
February, 2033	12,029,028
March, 2033	11,681,569
April, 2033	11,338,187
May, 2033	10,998,906
June, 2033	10,663,749
July, 2033	10,332,739
August, 2033	10,005,898
September, 2033	9,683,252
October, 2033	9,364,823

November, 2033	9,050,634
December, 2033	8,740,710
January, 2034	8,435,075
February, 2034	8,133,751
March, 2034	7,836,763
April, 2034	7,544,135
May, 2034	7,255,891
June, 2034	6,972,056
July, 2034	6,692,652
August, 2034	6,417,706
September, 2034	6,147,240
October, 2034	5,881,280
November, 2034	5,619,850
December, 2034	5,362,975
January, 2035	5,110,679
February, 2035	4,862,988
March, 2035	4,619,926
April, 2035	4,381,518
May, 2035	4,147,790
June, 2035	3,918,766
July, 2035	3,694,471
August, 2035	3,474,932
September, 2035	3,260,173
October, 2035	3,050,220
November, 2035	2,845,099
December, 2035	2,644,834
January, 2036	2,449,453
February, 2036	2,258,981
March, 2036	2,073,443
April, 2036	1,892,866
May, 2036	1,717,276
June, 2036	1,546,698
July, 2036	1,381,161
August, 2036	1,220,689
September, 2036	1,065,309
October, 2036	915,048
November, 2036	769,932
December, 2036	629,988
January, 2037	495,243
February, 2037	365,724
March, 2037	241,458
April, 2037	177,174
May, 2037	115,494
June, 2037	0
Bermudian Indenture

SCHEDULE 4
NOTE POOL FACTORS
	Principal	Pool
Date	Payment	Factors

June, 2007	0	100.0000000%
July, 2007	2,676,400	99.7267078%
August, 2007	2,687,912	99.4522400%
September, 2007	2,699,454	99.1765937%

October, 2007	2,711,028	98.8997655%
November, 2007	2,722,632	98.6217524%

December, 2007	2,734,267	98.3425513%
January, 2008	2,745,934	98.0621588%
February, 2008	2,757,631	97.7805720%
March, 2008	2,769,359	97.4977875%
April, 2008	2,781,119	97.2138022%
May, 2008	2,792,910	96.9286129%
June, 2008	2,804,732	96.6422164%
July, 2008	2,816,586	96.3546096%
August, 2008	2,828,471	96.0657890%

September, 2008	2,840,388	95.7757517%

October, 2008	18,253,606	93.9118417%

November, 2008	2,739,114	93.6321457%

December, 2008	2,750,670	93.3512696%
January, 2009	2,762,257	93.0692104%
February, 2009	2,773,875	92.7859648%
March, 2009	2,785,524	92.5015297%
April, 2009	2,797,203	92.2159020%
May, 2009	2,808,914	91.9290785%
June, 2009	2,820,656	91.6410561%
July, 2009	2,832,428	91.3518315%
August, 2009	2,844,232	91.0614016%

September, 2009	2,856,068	90.7697631%

October, 2009	2,867,934	90.4769130%

November, 2009	2,879,832	90.1828479%

December, 2009	2,891,762	89.8875647%
January, 2010	2,903,723	89.5910601%
February, 2010	2,915,715	89.2933309%
March, 2010	2,927,740	88.9943739%
April, 2010	2,939,796	88.6941858%
May, 2010	2,951,884	88.3927634%
June, 2010	11,283,738	87.2405598%
July, 2010	10,720,075	86.1459128%
August, 2010	2,853,042	85.8545834%

September, 2010	2,864,767	85.5620567%
October, 2010	2,876,523	85.2683295%

November, 2010	2,888,310	84.9733987%

December, 2010	2,900,129	84.6772612%

January, 2011	2,911,978	84.3799136%
February, 2011	2,923,859	84.0813529%
March, 2011	2,935,771	83.7815758%
April, 2011	2,947,714	83.4805792%
May, 2011	2,959,689	83.1783598%
June, 2011	2,971,695	82.8749144%
July, 2011	2,983,733	82.5702397%
August, 2011	2,995,803	82.2643327%

September, 2011	3,007,904	81.9571899%
October, 2011	3,020,037	81.6488082%

November, 2011	3,032,202	81.3391843%

December, 2011	10,254,545	80.2920735%

January, 2012	2,980,365	79.9877428%
February, 2012	2,992,354	79.6821879%
March, 2012	3,142,027	79.3754055%
April, 2012	2,878,777	79.0673924%
May, 2012	3,028,512	78.7581453%
June, 2012	10,010,275	77.7419483%
July, 2012	9,992,620	76.7227785%
August, 2012	10,034,086	75.7042706%

September, 2012	10,085,872	74.6805390%
October, 2012	10,147,634	73.6505517%

November, 2012	10,190,297	72.6162868%

December, 2012	10,196,546	71.5810138%

January, 2013	10,234,131	70.5423805%
February, 2013	10,440,723	69.4826648%
March, 2013	10,521,427	68.4147373%
April, 2013	10,548,105	67.3441568%
May, 2013	10,555,990	66.2722487%
June, 2013	10,601,244	65.1963274%
July, 2013	12,086,179	63.9591592%
August, 2013	10,353,381	62.9083257%

September, 2013	10,406,414	61.8521026%
October, 2013	10,467,889	60.7896140%

November, 2013	10,513,337	59.7225243%
Bermudian Indenture

	Principal	Pool
Date	Payment	Factors

December, 2013	10,550,335	58.6562530%
January, 2014	10,596,457	57.5809761%
February, 2014	10,636,080	56.5016805%
March, 2014	10,713,172	55.4145011%
April, 2014	10,702,503	54.3265991%
May, 2014	10,709,707	53.2398725%
June, 2014	10,757,284	52.1483283%
July, 2014	10,771,771	51.0518265%
August, 2014	10,765,343	49.9554140%

September, 2014	10,820,485	48.8576300%
October, 2014	12,531,801	47.5883576%

November, 2014	10,748,796	46.4996563%

December, 2014	10,810,207	45.4032439%
January, 2015	10,859,223	44.3018686%
February, 2015	10,870,462	43.1948445%
March, 2015	11,635,255	42.0144885%
April, 2015	10,890,822	40.9102222%
May, 2015	10,910,205	39.8040050%
June, 2015	10,960,477	38.6927064%
July, 2015	11,022,110	37.5751429%
August, 2015	11,073,224	36.4524127%

September, 2015	11,130,017	35.3239241%
October, 2015	12,177,643	34.0884893%

November, 2015	12,684,410	32.7950336%

December, 2015	11,583,655	31.6198614%
January, 2016	10,852,852	30.5193645%
February, 2016	10,890,489	29.4150639%
March, 2016	10,873,491	28.3041962%
April, 2016	10,920,660	27.1969979%
May, 2016	10,980,704	26.0836963%
June, 2016	11,032,990	24.9651094%
July, 2016	11,093,341	23.8403880%
August, 2016	11,146,473	22.7102953%

September, 2016	11,203,642	21.5744065%
October, 2016	11,264,460	20.4323361%

November, 2016	11,318,878	19.2847639%

December, 2016	11,277,491	18.1328476%
January, 2017	11,332,252	16.9846521%
February, 2017	11,390,374	15.8305676%

March, 2017	11,776,411	14.6366451%
April, 2017	11,828,818	13.4384914%
May, 2017	11,843,292	12.2339360%
June, 2017	11,826,758	11.0361098%
July, 2017	11,889,503	9.8319130%
August, 2017	12,285,897	8.5873042%

September, 2017	12,348,910	7.3363120%
October, 2017	12,446,115	6.0787217%

November, 2017	15,127,673	4.8148632%

December, 2017	15,064,137	3.5480958%
January, 2018	15,078,613	2.2790045%
February, 2018	9,900,876	1.0147078%
March, 2018	0	0.0000000%
April, 2018	0	0.0000000%
May, 2018	0	0.0000000%
June, 2018	0	0.0000000%
July, 2018	0	0.0000000%
August, 2018	0	0.0000000%

September, 2018	0	0.0000000%
October, 2018	0	0.0000000%

November, 2018	0	0.0000000%

December, 2018	0	0.0000000%
January, 2019	0	0.0000000%
February, 2019	0	0.0000000%
March, 2019	0	0.0000000%
April, 2019	0	0.0000000%
May, 2019	0	0.0000000%
June, 2019	0	0.0000000%
July, 2019	0	0.0000000%
August, 2019	0	0.0000000%

September, 2019	0	0.0000000%
October, 2019	0	0.0000000%

November, 2019	0	0.0000000%

December, 2019	0	0.0000000%
January, 2020	0	0.0000000%
February, 2020	0	0.0000000%
March, 2020	0	0.0000000%
April, 2020	0	0.0000000%
May, 2020	0	0.0000000%
June, 2020	0	0.0000000%
Bermudian Indenture

	Principal	Pool
Date	Payment	Factors

July, 2020	0	0.0000000%
August, 2020	0	0.0000000%

September, 2020	0	0.0000000%
October, 2020	0	0.0000000%

November, 2020	0	0.0000000%

December, 2020	0	0.0000000%
January, 2021	0	0.0000000%
February, 2021	0	0.0000000%
March, 2021	0	0.0000000%
April, 2021	0	0.0000000%
May, 2021	0	0.0000000%
June, 2021	0	0.0000000%
July, 2021	0	0.0000000%
August, 2021	0	0.0000000%

September, 2021	0	0.0000000%
October, 2021	0	0.0000000%

November, 2021	0	0.0000000%

December, 2021	0	0.0000000%
January, 2022	0	0.0000000%
February, 2022	0	0.0000000%
March, 2022	0	0.0000000%
April, 2022	0	0.0000000%
May, 2022	0	0.0000000%
June, 2022	0	0.0000000%
July, 2022	0	0.0000000%
August, 2022	0	0.0000000%

September, 2022	0	0.0000000%
October, 2022	0	0.0000000%

November, 2022	0	0.0000000%

December, 2022	0	0.0000000%
January, 2023	0	0.0000000%
February, 2023	0	0.0000000%
March, 2023	0	0.0000000%
April, 2023	0	0.0000000%
May, 2023	0	0.0000000%
June, 2023	0	0.0000000%
July, 2023	0	0.0000000%
August, 2023	0	0.0000000%

September, 2023	0	0.0000000%

October, 2023	0	0.0000000%

November, 2023	0	0.0000000%

December, 2023	0	0.0000000%
January, 2024	0	0.0000000%
February, 2024	0	0.0000000%
March, 2024	0	0.0000000%
April, 2024	0	0.0000000%
May, 2024	0	0.0000000%
June, 2024	0	0.0000000%
July, 2024	0	0.0000000%
August, 2024	0	0.0000000%

September, 2024	0	0.0000000%
October, 2024	0	0.0000000%

November, 2024	0	0.0000000%

December, 2024	0	0.0000000%
January, 2025	0	0.0000000%
February, 2025	0	0.0000000%
March, 2025	0	0.0000000%
April, 2025	0	0.0000000%
May, 2025	0	0.0000000%
June, 2025	0	0.0000000%
July, 2025	0	0.0000000%
August, 2025	0	0.0000000%

September, 2025	0	0.0000000%
October, 2025	0	0.0000000%

November, 2025	0	0.0000000%

December, 2025	0	0.0000000%
January, 2026	0	0.0000000%
February, 2026	0	0.0000000%
March, 2026	0	0.0000000%
April, 2026	0	0.0000000%
May, 2026	0	0.0000000%
June, 2026	0	0.0000000%
July, 2026	0	0.0000000%
August, 2026	0	0.0000000%

September, 2026	0	0.0000000%
October, 2026	0	0.0000000%

November, 2026	0	0.0000000%
Bermudian Indenture

	Principal	Pool
Date	Payment	Factors

December, 2026	0	0.0000000%
January, 2027	0	0.0000000%
February, 2027	0	0.0000000%
March, 2027	0	0.0000000%
April, 2027	0	0.0000000%
May, 2027	0	0.0000000%
June, 2027	0	0.0000000%
July, 2027	0	0.0000000%
August, 2027	0	0.0000000%

September, 2027	0	0.0000000%
October, 2027	0	0.0000000%

November, 2027	0	0.0000000%

December, 2027	0	0.0000000%
January, 2028	0	0.0000000%
February, 2028	0	0.0000000%
March, 2028	0	0.0000000%
April, 2028	0	0.0000000%
May, 2028	0	0.0000000%
June, 2028	0	0.0000000%
July, 2028	0	0.0000000%
August, 2028	0	0.0000000%

September, 2028	0	0.0000000%
October, 2028	0	0.0000000%

November, 2028	0	0.0000000%

December, 2028	0	0.0000000%
January, 2029	0	0.0000000%
February, 2029	0	0.0000000%
March, 2029	0	0.0000000%
April, 2029	0	0.0000000%
May, 2029	0	0.0000000%
June, 2029	0	0.0000000%
July, 2029	0	0.0000000%
August, 2029	0	0.0000000%

September, 2029	0	0.0000000%
October, 2029	0	0.0000000%

November, 2029	0	0.0000000%

December, 2029	0	0.0000000%
January, 2030	0	0.0000000%
February, 2030	0	0.0000000%

March, 2030	0	0.0000000%
April, 2030	0	0.0000000%
May, 2030	0	0.0000000%
June, 2030	0	0.0000000%
July, 2030	0	0.0000000%
August, 2030	0	0.0000000%

September, 2030	0	0.0000000%
October, 2030	0	0.0000000%

November, 2030	0	0.0000000%

December, 2030	0	0.0000000%
January, 2031	0	0.0000000%
February, 2031	0	0.0000000%
March, 2031	0	0.0000000%
April, 2031	0	0.0000000%
May, 2031	0	0.0000000%
June, 2031	0	0.0000000%
July, 2031	0	0.0000000%
August, 2031	0	0.0000000%

September, 2031	0	0.0000000%
October, 2031	0	0.0000000%

November, 2031	0	0.0000000%

December, 2031	0	0.0000000%
January, 2032	0	0.0000000%
February, 2032	0	0.0000000%
March, 2032	0	0.0000000%
April, 2032	0	0.0000000%
May, 2032	0	0.0000000%
June, 2032	0	0.0000000%
July, 2032	0	0.0000000%
August, 2032	0	0.0000000%

September, 2032	0	0.0000000%
October, 2032	0	0.0000000%

November, 2032	0	0.0000000%

December, 2032	0	0.0000000%
January, 2033	0	0.0000000%
February, 2033	0	0.0000000%
March, 2033	0	0.0000000%
April, 2033	0	0.0000000%
May, 2033	0	0.0000000%
June, 2033	0	0.0000000%
Bermudian Indenture

	Principal	Pool
Date	Payment	Factors

July, 2033	0	0.0000000%
August, 2033	0	0.0000000%

September, 2033	0	0.0000000%
October, 2033	0	0.0000000%

November, 2033	0	0.0000000%

December, 2033	0	0.0000000%
January, 2034	0	0.0000000%
February, 2034	0	0.0000000%
March, 2034	0	0.0000000%
April, 2034	0	0.0000000%
May, 2034	0	0.0000000%
June, 2034	0	0.0000000%
July, 2034	0	0.0000000%
August, 2034	0	0.0000000%

September, 2034	0	0.0000000%
October, 2034	0	0.0000000%

November, 2034	0	0.0000000%

December, 2034	0	0.0000000%
January, 2035	0	0.0000000%
February, 2035	0	0.0000000%
March, 2035	0	0.0000000%
April, 2035	0	0.0000000%
May, 2035	0	0.0000000%
June, 2035	0	0.0000000%
July, 2035	0	0.0000000%
August, 2035	0	0.0000000%

September, 2035	0	0.0000000%
October, 2035	0	0.0000000%

November, 2035	0	0.0000000%

December, 2035	0	0.0000000%
January, 2036	0	0.0000000%
February, 2036	0	0.0000000%
March, 2036	0	0.0000000%
April, 2036	0	0.0000000%
May, 2036	0	0.0000000%
June, 2036	0	0.0000000%
July, 2036	0	0.0000000%
August, 2036	0	0.0000000%

September, 2036	0	0.0000000%

October, 2036	0	0.0000000%

November, 2036	0	0.0000000%

December, 2036	0	0.0000000%
January, 2037	0	0.0000000%
February, 2037	0	0.0000000%
March, 2037	0	0.0000000%
April, 2037	0	0.0000000%
May, 2037	0	0.0000000%
June, 2037	0	0.0000000%
Bermudian Indenture

SCHEDULE 5

EXTENDED NOTE POOL FACTORS

Bermudian Indenture

Date	Extended Pool Factors
June, 2007	100.0000000%
July, 2007	99.7267078%
August, 2007	99.4522400%
September, 2007	99.1765937%
October, 2007	98.8997655%
November, 2007	98.6217524%
December, 2007	98.3425513%
January, 2008	98.0621588%
February, 2008	97.7805720%
March, 2008	97.4977875%
April, 2008	97.2138022%
May, 2008	96.9286129%
June, 2008	96.6422164%
July, 2008	96.3546096%
August, 2008	96.0657890%
September, 2008	95.7757517%
October, 2008	93.9118417%
November, 2008	93.6321457%
December, 2008	93.3512696%
January, 2009	93.0692104%
February, 2009	92.7859648%
March, 2009	92.5015297%
April, 2009	92.2159020%
May, 2009	91.9290785%
June, 2009	91.6410561%
July, 2009	91.3518315%
August, 2009	91.0614016%
September, 2009	90.7697631%
October, 2009	90.4769130%
November, 2009	90.1828479%
December, 2009	89.8875647%
January, 2010	89.5910601%
February, 2010	89.2933309%
March, 2010	88.9943739%
April, 2010	88.6941858%
May, 2010	88.3927634%
June, 2010	87.2405598%
July, 2010	86.1459128%
August, 2010	85.8545834%
September, 2010	85.5620567%
October, 2010	85.2683295%
November, 2010	84.9733987%
December, 2010	84.6772612%
January, 2011	84.3799136%
February, 2011	84.0813529%
March, 2011	83.7815758%
April, 2011	83.4805792%
May, 2011	83.1783598%
June, 2011	82.8749144%
July, 2011	82.5702397%
August, 2011	82.2643327%
September, 2011	81.9571899%
October, 2011	81.6488082%
November, 2011	81.3391843%
December, 2011	80.2920735%
January, 2012	79.9877428%
February, 2012	79.6821879%
March, 2012	79.3754055%
April, 2012	79.0673924%
May, 2012	78.7581453%
June, 2012	78.4476611%
July, 2012	77.3545771%
August, 2012	76.2665088%
September, 2012	75.1834904%
October, 2012	74.1055561%
November, 2012	73.0327403%
December, 2012	71.9650776%
January, 2013	70.9026026%
February, 2013	69.8453500%
March, 2013	68.7933548%
April, 2013	67.7466519%
May, 2013	66.7052766%
June, 2013	65.6692641%
July, 2013	64.1775048%
August, 2013	63.1709934%
September, 2013	62.1696853%
October, 2013	61.1736149%
November, 2013	60.1828166%
December, 2013	59.1973249%
January, 2014	58.2171744%
February, 2014	57.2424001%
March, 2014	56.2730369%
April, 2014	55.3091197%
May, 2014	54.3506838%
June, 2014	53.3977644%
July, 2014	52.4503970%
August, 2014	51.5086171%
September, 2014	50.5724605%
October, 2014	49.2860979%
November, 2014	48.3765294%
December, 2014	47.4724364%
January, 2015	46.5738538%

Bermudian Indenture

Date	Extended Pool Factors
February, 2015	45.6808165%
March, 2015	44.6575732%
April, 2015	43.7816811%
May, 2015	42.9113341%
June, 2015	42.0465670%
July, 2015	41.1874147%
August, 2015	40.3339123%
September, 2015	39.4860950%
October, 2015	38.4494225%
November, 2015	37.3452322%
December, 2015	36.4236809%
January, 2016	35.6239042%
February, 2016	34.8295016%
March, 2016	34.0405063%
April, 2016	33.2569519%
May, 2016	32.4788718%
June, 2016	31.7062999%
July, 2016	30.9392699%
August, 2016	30.1778157%
September, 2016	29.4219714%
October, 2016	28.6717711%
November, 2016	27.9272492%
December, 2016	27.1884400%
January, 2017	26.4553781%
February, 2017	25.7280981%
March, 2017	25.0066347%
April, 2017	24.2910230%
May, 2017	23.5812978%
June, 2017	22.8774944%
July, 2017	22.1796479%
August, 2017	21.4877938%
September, 2017	20.8019675%
October, 2017	20.1222048%
November, 2017	19.4485413%
December, 2017	18.7810129%
January, 2018	18.1196556%
February, 2018	17.4645056%
March, 2018	16.8155991%
April, 2018	16.1729725%
May, 2018	15.5366622%
June, 2018	14.9067050%
July, 2018	14.2831375%
August, 2018	13.6659967%
September, 2018	13.0553195%
October, 2018	12.4511432%
November, 2018	11.8535049%
December, 2018	11.2624421%
January, 2019	10.6779923%
February, 2019	10.1001932%
March, 2019	9.5290825%
April, 2019	8.9646982%
May, 2019	8.4070782%
June, 2019	7.6934271%
July, 2019	7.1632964%
August, 2019	6.6395675%
September, 2019	6.1222766%
October, 2019	5.6114599%
November, 2019	5.1071538%
December, 2019	4.6093946%
January, 2020	4.1182190%
February, 2020	3.6336637%
March, 2020	3.1557656%
April, 2020	2.6716871%
May, 2020	2.2096747%
June, 2020	1.7543057%
July, 2020	1.3056168%
August, 2020	0.8636449%
September, 2020	0.4284269%
October, 2020	0.0000000%
November, 2020	0.0000000%
December, 2020	0.0000000%
January, 2021	0.0000000%
February, 2021	0.0000000%
March, 2021	0.0000000%
April, 2021	0.0000000%
May, 2021	0.0000000%
June, 2021	0.0000000%
July, 2021	0.0000000%
August, 2021	0.0000000%
September, 2021	0.0000000%
October, 2021	0.0000000%
November, 2021	0.0000000%
December, 2021	0.0000000%
January, 2022	0.0000000%
February, 2022	0.0000000%
March, 2022	0.0000000%
April, 2022	0.0000000%
May, 2022	0.0000000%
June, 2022	0.0000000%
July, 2022	0.0000000%
August, 2022	0.0000000%
September, 2022	0.0000000%
October, 2022	0.0000000%
November, 2022	0.0000000%

Bermudian Indenture

Date	Extended Pool Factors
December, 2022	0.0000000%
January, 2023	0.0000000%
February, 2023	0.0000000%
March, 2023	0.0000000%
April, 2023	0.0000000%
May, 2023	0.0000000%
June, 2023	0.0000000%
July, 2023	0.0000000%
August, 2023	0.0000000%
September, 2023	0.0000000%
October, 2023	0.0000000%
November, 2023	0.0000000%
December, 2023	0.0000000%
January, 2024	0.0000000%
February, 2024	0.0000000%
March, 2024	0.0000000%
April, 2024	0.0000000%
May, 2024	0.0000000%
June, 2024	0.0000000%
July, 2024	0.0000000%
August, 2024	0.0000000%
September, 2024	0.0000000%
October, 2024	0.0000000%
November, 2024	0.0000000%
December, 2024	0.0000000%
January, 2025	0.0000000%
February, 2025	0.0000000%
March, 2025	0.0000000%
April, 2025	0.0000000%
May, 2025	0.0000000%
June, 2025	0.0000000%
July, 2025	0.0000000%
August, 2025	0.0000000%
September, 2025	0.0000000%
October, 2025	0.0000000%
November, 2025	0.0000000%
December, 2025	0.0000000%
January, 2026	0.0000000%
February, 2026	0.0000000%
March, 2026	0.0000000%
April, 2026	0.0000000%
May, 2026	0.0000000%
June, 2026	0.0000000%
July, 2026	0.0000000%
August, 2026	0.0000000%
September, 2026	0.0000000%
October, 2026	0.0000000%
November, 2026	0.0000000%
December, 2026	0.0000000%
January, 2027	0.0000000%
February, 2027	0.0000000%
March, 2027	0.0000000%
April, 2027	0.0000000%
May, 2027	0.0000000%
June, 2027	0.0000000%
July, 2027	0.0000000%
August, 2027	0.0000000%
September, 2027	0.0000000%
October, 2027	0.0000000%
November, 2027	0.0000000%
December, 2027	0.0000000%
January, 2028	0.0000000%
February, 2028	0.0000000%
March, 2028	0.0000000%
April, 2028	0.0000000%
May, 2028	0.0000000%
June, 2028	0.0000000%
July, 2028	0.0000000%
August, 2028	0.0000000%
September, 2028	0.0000000%
October, 2028	0.0000000%
November, 2028	0.0000000%
December, 2028	0.0000000%
January, 2029	0.0000000%
February, 2029	0.0000000%
March, 2029	0.0000000%
April, 2029	0.0000000%
May, 2029	0.0000000%
June, 2029	0.0000000%
July, 2029	0.0000000%
August, 2029	0.0000000%
September, 2029	0.0000000%
October, 2029	0.0000000%
November, 2029	0.0000000%
December, 2029	0.0000000%
January, 2030	0.0000000%
February, 2030	0.0000000%
March, 2030	0.0000000%
April, 2030	0.0000000%
May, 2030	0.0000000%
June, 2030	0.0000000%
July, 2030	0.0000000%
August, 2030	0.0000000%
September, 2030	0.0000000%

Bermudian Indenture

Date	Extended Pool Factors
October, 2030	0.0000000%
November, 2030	0.0000000%
December, 2030	0.0000000%
January, 2031	0.0000000%
February, 2031	0.0000000%
March, 2031	0.0000000%
April, 2031	0.0000000%
May, 2031	0.0000000%
June, 2031	0.0000000%
July, 2031	0.0000000%
August, 2031	0.0000000%
September, 2031	0.0000000%
October, 2031	0.0000000%
November, 2031	0.0000000%
December, 2031	0.0000000%
January, 2032	0.0000000%
February, 2032	0.0000000%
March, 2032	0.0000000%
April, 2032	0.0000000%
May, 2032	0.0000000%
June, 2032	0.0000000%
July, 2032	0.0000000%
August, 2032	0.0000000%
September, 2032	0.0000000%
October, 2032	0.0000000%
November, 2032	0.0000000%
December, 2032	0.0000000%
January, 2033	0.0000000%
February, 2033	0.0000000%
March, 2033	0.0000000%
April, 2033	0.0000000%
May, 2033	0.0000000%
June, 2033	0.0000000%
July, 2033	0.0000000%
August, 2033	0.0000000%
September, 2033	0.0000000%
October, 2033	0.0000000%
November, 2033	0.0000000%
December, 2033	0.0000000%
January, 2034	0.0000000%
February, 2034	0.0000000%
March, 2034	0.0000000%
April, 2034	0.0000000%
May, 2034	0.0000000%
June, 2034	0.0000000%
July, 2034	0.0000000%
August, 2034	0.0000000%
September, 2034	0.0000000%
October, 2034	0.0000000%
November, 2034	0.0000000%
December, 2034	0.0000000%
January, 2035	0.0000000%
February, 2035	0.0000000%
March, 2035	0.0000000%
April, 2035	0.0000000%
May, 2035	0.0000000%
June, 2035	0.0000000%
July, 2035	0.0000000%
August, 2035	0.0000000%
September, 2035	0.0000000%
October, 2035	0.0000000%
November, 2035	0.0000000%
December, 2035	0.0000000%
January, 2036	0.0000000%
February, 2036	0.0000000%
March, 2036	0.0000000%
April, 2036	0.0000000%
May, 2036	0.0000000%
June, 2036	0.0000000%
July, 2036	0.0000000%
August, 2036	0.0000000%
September, 2036	0.0000000%
October, 2036	0.0000000%
November, 2036	0.0000000%
December, 2036	0.0000000%
January, 2037	0.0000000%
February, 2037	0.0000000%
March, 2037	0.0000000%
April, 2037	0.0000000%
May, 2037	0.0000000%
June, 2037	0.0000000%

Bermudian Indenture

SCHEDULE 6

CURRENT WAR RISK COVERAGE AMOUNTS

Aircraft MSN	War Risk Coverage Amount
313	$1,000,000,000
990	$1,000,000,000
1006	$650,000,000
1012	$750,000,000
1041	$1,000,000,000
1054	$600,000,000
1081	$1,000,000,000
1086	$750,000,000
1124	$750,000,000
1316	$1,000,000,000
1345	$1,000,000,000
1370	$1,000,000,000
2524	$500,000,000
2564	$500,000,000
24061	$1,000,000,000
24084	$750,000,000
24330	$1,000,000,000
24331	$1,000,000,000
24541	$750,000,000
24570	$500,000,000
24644	$500,000,000
24738	$750,000,000
24747	$750,000,000
24748	$750,000,000
24838	$500,000,000
24849	$850,000,000
24975	$1,000,000,000
25587	$750,000,000
27425	$1,000,000,000
27826	$600,000,000
28008	$1,000,000,000
28009	$1,000,000,000
28010	$1,000,000,000
28015	$1,000,000,000
28038	$750,000,000
28213	$750,000,000
28414	$2,000,000,000
28867	$1,000,000,000
29032	$500,000,000
29033	$500,000,000
29034	$500,000,000
29035	$500,000,000
29036	$500,000,000
29037	$500,000,000
29045	$500,000,000
29046	$500,000,000

Bermudian Indenture

Aircraft MSN	War Risk Coverage Amount
30230	$1,000,000,000
35233	$2,000,000,000
35235	$500,000,000
48445	$1,000,000,000

Bermudian Indenture

SCHEDULE 7

AIRCRAFT WITH ASSUMED USEFUL LIFE OF 30 YEARS

Type of Aircraft	Manufacturer’s Serial Number
Boeing 747-400BCF	24975
Boeing 747-400BCF	24061
Boeing 747-400ERF	35233
Boeing 747-400ERF	35235
MD-11SF	48445

Bermudian Indenture